UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.       )

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☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

UNITED DOMINION REALTY TRUST, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 4, 2003

Dear Fellow Shareholders:

Please accept my personal invitation to attend our Annual Meeting of Shareholders to be held on Tuesday, May 6, 2003, at 4:00 p.m. local time at The Jefferson Hotel, 101 West Franklin Street, Richmond, Virginia.

The formal business to be conducted at the meeting is described in the notice that follows this letter. In addition to the election of directors and the ratification of the selection of our independent auditors, we are asking you to consider and vote upon a proposal to change the company’s state of incorporation from Virginia to Maryland and to approve the Series B Out-Performance Program. We will also review 2002, report on recent financial results and discuss expectations for the future, and we will be available to answer your questions during the meeting and afterward.

We rely upon all shareholders to execute and return their proxies promptly in order to avoid costly proxy solicitation. You may also vote your shares electronically through the Internet or by telephone. This will eliminate the need to return your proxy card. Instructions for Internet and telephone voting are on your proxy card. If you attend the Annual Meeting of Shareholders, you may withdraw your proxy at the meeting and vote your shares in person from the floor. Your vote is important to us.

I look forward to seeing you on May 6, 2003, at 4:00 p.m.

Sincerely,

UNITED DOMINION REALTY TRUST, INC.

Robert C. Larson

Chairman of the Board of Directors

United Dominion Realty Trust, Inc.

Corporate Office: 400 East Cary Street, Richmond, Virginia 23219-3816

Tel: 804.780.2691 Fax: 804.343.1912

Principal Executive Office: 1745 Shea Center Drive, Suite 200, Highlands Ranch, Colorado 80129-1540

Tel: 720.283.6120 Fax: 720.283.2452

April 4, 2003

Notice of Annual Meeting of Shareholders

To Be Held On Tuesday, May 6, 2003 at 4:00 p.m.

The Annual Meeting of Shareholders of United Dominion Realty Trust, Inc. will be held at The Jefferson Hotel, 101 West Franklin Street, Richmond, Virginia, on Tuesday, May 6, 2003, at 4:00 p.m. local time, for the following purposes:

1.	To elect ten directors to serve for the ensuing year.

2.	To consider and vote upon a proposal to change our state of incorporation from Virginia to Maryland.

3.	To consider and vote upon a proposal to approve the Series B Out-Performance Program.

4.	To ratify the selection of Ernst & Young LLP to serve as independent auditors for the year ending December 31, 2003.

5.	To transact such other business as may properly come before the meeting or any adjournments of the meeting.

The foregoing items of business are more fully described in the proxy statement accompanying this notice. Shareholders who owned shares of our common stock at the close of business on March 24, 2003 are entitled to notice of, and to vote at, the meeting.

All shareholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to vote your shares as soon as possible.

By Order of the Board of Directors

Mary Ellen Norwood

Corporate Secretary

To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the annual meeting. Most shareholders have three options for submitting their vote: (1) via the Internet at www.eproxy.com/udr, (2) by phone (please see your proxy card for instructions), and (3) by mail, using the paper proxy card.

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Proxy Statement

INFORMATION CONCERNING SOLICITATION AND VOTING

General

The enclosed proxy is solicited on behalf of the board of directors of United Dominion Realty Trust, Inc., a Virginia corporation, for use at our Annual Meeting of Shareholders to be held on May 6, 2003, and at any adjournment, continuation or postponement of the meeting.

We use a number of abbreviations in this proxy statement. We refer to the company as “United Dominion,” “the company,” “we,” “us” or “our.” The term “proxy solicitation materials” includes this proxy statement, as well as the enclosed proxy card. References to “fiscal 2002” mean our 2002 fiscal year which began on January 1, 2002 and ended on December 31, 2002. Our 2003 Annual Meeting of Shareholders to be held on May 6, 2003 is simply referred to as “the annual meeting” or the “meeting.”

Our corporate office is located at 400 East Cary Street, Richmond, Virginia 23219-3816. Our corporate office telephone number is 804.780.2691. Our principal executive office is located at 1745 Shea Center Drive, Suite 200, Highlands Ranch, Colorado 80129-1540. Our principal executive office telephone number is 720.283.6120.

These proxy solicitation materials are being mailed on or about April 4, 2003 to all shareholders entitled to vote at the annual meeting.

Record Date and Shares Outstanding

Shareholders who owned shares of our common stock at the close of business on March 24, 2003, referred to in this proxy statement as the record date, are entitled to notice of, and to vote at, the annual meeting. At the record date, we had 108,827,959 shares of common stock issued and outstanding.

Revoking Your Proxy

You may revoke your proxy at any time prior to the date of the annual meeting by: (1) submitting a later-dated vote, in person at the annual meeting, via the Internet, by telephone or by mail, or (2) delivering instructions to the attention of the Corporate Secretary at United Dominion’s corporate office, 400 East Cary Street, Richmond, Virginia 23219-3816. Any notice of revocation sent to us must include the shareholder’s name and must be received prior to the meeting to be effective.

How Your Proxy Will Be Voted

All shares represented by properly executed proxies received in time for the meeting will be voted at the meeting in accordance with the instructions marked thereon or otherwise as provided therein, unless such proxies have previously been revoked. Unless instructions to the contrary are marked, or if no instructions are specified, shares represented by proxies will be voted:

•	FOR the election of all nominees for director,

•	FOR the proposal to reincorporate in Maryland,

•	FOR the proposal to approve the Series B Out-Performance Program, and

•	FOR the ratification of the selection of Ernst & Young LLP as independent auditors for the calendar year ending December 31, 2003.

In addition, if any other matters properly come before the annual meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as directed by the board of directors. We have not received notice of any other matters that may properly be presented at the annual meeting.

Quorum

Each share of common stock outstanding on the record date is entitled to one vote. Cumulative voting is not permitted. A quorum, which is a majority of the outstanding shares as of the record date, must be present in order to hold the meeting and to conduct business. Your shares will be counted as being present at the meeting if you appear in person at the meeting, if you vote your shares by telephone or over the Internet, or if you submit a properly executed proxy card. Votes against a particular proposal will be counted both to determine the presence or absence of a quorum and to determine whether the requisite number of voting shares has been obtained.

Voting

Tabulation

If a quorum is present, (1) the affirmative vote of a plurality of the shares of common stock voting at the annual meeting is required to elect directors, (2) the affirmative vote of more than two-thirds of the shares of the common stock entitled to vote at the annual meeting is required to approve the proposal to reincorporate in Maryland, (3) the affirmative vote of a majority of the shares of common stock voting at the annual meeting is required to approve the Series B Out-Performance Program, and (4) the affirmative vote of a majority of the shares of common stock voting at the annual meeting is required to ratify the appointment of Ernst & Young LLP as our independent accountants for this fiscal year.

Our transfer agent will tabulate votes cast by proxy by an automated system. Votes cast by proxy or in person at the meeting will be counted by the persons appointed by us to act as election inspectors for the meeting. Abstentions, broker non-votes, which are explained below, and shares as to which authority to vote on any proposal is withheld, are each included in the determination of the number of shares present and voting at the meeting for purposes of obtaining a quorum. Each will be tabulated separately.

Abstentions, Broker Non-Votes

In the absence of controlling precedent to the contrary, we intend to treat abstentions and broker non-votes in the following manner. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have the discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Broker “non-votes” and shares as to which proxy authority has been withheld with respect to any matter are not deemed to be entitled to vote for purposes of determining whether shareholder approval of that matter has been obtained. As a result, broker “non-votes” are not included in the tabulation of the voting results on the election of directors or issues requiring the approval of a majority of the shares of common stock present and entitled to vote and, therefore, do not have the effect of votes in opposition for such proposals. With respect to Proposal No. 1 requiring a plurality vote and Proposal No. 3 and No. 4 requiring the affirmative vote of a majority of the common stock, present and entitled to vote, broker “non-votes” have no effect. With respect to Proposal No. 2 requiring more than two-thirds of the votes entitled be cast at the meeting, broker “non-votes” have the same effect as a vote against the proposal. Because abstentions will be included in tabulations of the shares of common stock entitled to vote for purposes of determining whether a proposal has been approved, abstentions have the same effect as a negative vote on Proposal Nos. 2, 3 and 4.

Solicitation of Proxies

This solicitation is being made by mail on behalf of our board of directors, but may also be made without additional remuneration by our officers or employees by telephone, telegraph, facsimile transmission, e-mail or personal interview. We will bear the expense of the preparation, printing and mailing of the enclosed form of proxy, notice of annual meeting and this proxy statement and any additional material relating to the meeting that may be furnished to our shareholders by our board subsequent to the furnishing of this proxy statement. We will reimburse banks and brokers who hold shares in their name or custody, or in the name of nominees for others, for their out-of-pocket expenses incurred in forwarding copies of the proxy materials to those persons for whom they hold such shares. To obtain the necessary representation of shareholders at the meeting, supplementary solicitations may be made by mail, telephone or interview by our officers or employees, without additional compensation, or selected securities dealers. In addition, we have retained Morrow & Co., Inc. to solicit proxies from shareholders by mail, in person, by e-mail and by telephone. We will pay Morrow & Co., Inc. a fee of $10,000 for its services, plus reimbursement of reasonable out-of-pocket expenses incurred in connection with the proxy solicitation.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our board of directors is comprised of ten members, all of whom are to be elected at the annual meeting. The board of directors has nominated the persons named below for election as directors at the annual meeting. Unless otherwise directed, the proxy holders will vote the proxies received by them for the ten nominees named below. If any of the nominees is unable or declines to serve as a director at the time of the annual meeting, the proxies will be voted for any nominee who is designated by the present board of directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. The directors elected will hold office until the next annual meeting of shareholders or until their successors are elected and qualified.

The names of the nominees and certain information about them are set forth below.

Name of Nominee	Age	Position(s) With United Dominion	Director Since
Robert P. Freeman	58	Director	1998
Jon A. Grove	58	Director	1998
James D. Klingbeil	67	Vice Chairman of the Board	1998
Robert C. Larson	68	Chairman of the Board	2000
John P. McCann	58	Director and Chairman Emeritus	1978
Thomas R. Oliver	54	Director Nominee	N/A
Lynne B. Sagalyn	55	Director	1996
Mark J. Sandler	61	Director	1996
Robert W. Scharar	54	Director	1996
Thomas W. Toomey	42	Chief Executive Officer, President and Director	2001

There is no family relationship between any of our directors or executive officers.

Robert P. Freeman has served as President of Landfall Capital LLC, New York, New York, a private real estate merchant bank since 2001. Previously, Mr. Freeman was a Managing Director of Wells Hill Partners, Ltd., New York, New York, a real estate investment banking firm, from 1999-2001 and a Managing Director of Lazard Frères & Co. LLC, a private investment bank, and President of Lazard Frères Real Estate Investors, L.L.C., or LFREI, a real estate investment company, from 1992 to 1999. Mr. Freeman is active in and serves as a director of numerous private companies and charitable organizations.

Jon A. Grove was the Chairman of the Board of Directors, President and Chief Executive Officer of ASR Investments Corporation since its organization in 1987 until our acquisition of ASR in 1998. He is also a director of American Southwest Holdings, Inc., in Phoenix, Arizona.

James D. Klingbeil is Vice Chairman of the Board of Directors and has been the Chairman and Chief Executive Officer of American Apartment Communities III, or AAC III, a privately owned REIT based in San Francisco, California, since 1997. He was Chairman and Chief Executive Officer of American Apartment Communities II, or AAC II, from 1995 until our merger with AAC II in December of 1998. He is also Chairman and CEO of Klingbeil Capital Management, The Klingbeil Company and Khempco Building Supply Company. He is a director of Broad Street Financial and numerous private companies.

Robert C. Larson has been Chairman of the Board of Directors since March of 2001. He has served as a managing director of Lazard Frères & Co. LLC, a private investment bank, and chairman of Lazard Frères Real Estate Investors, LLC, a real estate investment company, since 1999. He is also chairman of Larson Realty Group, a privately owned, Detroit-based company engaged in real estate investment, development, management, leasing and consulting. Mr. Larson was chairman of the Taubman Realty Group from 1990 to 1998 and vice chairman and a director of Taubman Centers, Inc. until his retirement in May 2000. He currently serves as a director of Six Continents PLC, Brandywine Realty Trust and ARV Assisted Living Inc. In addition, Mr. Larson represents Lazard as a director of Destination Europe Limited and Commonwealth Atlantic Properties, Inc. and as a member of the Partnership Committee of DP Operating Partnership, L.P.

John P. McCann is Chairman Emeritus and was Chairman of the Board of Directors from January 1997 until March 2001. He served as our Chief Executive Officer from 1974 to February 2001 and President from 1974 to December 1998. Since 2001, he has been a private investor. He currently serves as a director of LandAmerica Financial Group, Inc., Richmond, Virginia, and Executive Director of New Town Associates, LLC, Williamsburg, Virginia since June 2002 and he was a director of Storage USA, Inc., a self storage REIT headquartered in Memphis, Tennessee until its sale in April 2002.

Thomas R. Oliver was Chairman of Six Continents Hotels, Inc. from 2002 until his retirement on March 31, 2003. From 1997 to October 2002 he also served as Chief Executive Officer of Six Continents Hotels. From 1996 to 1997 he was Chief Executive Officer of AudioFax, Inc. and from 1993 to 1996 he was Chief Executive Officer of VoiceCom Systems, Inc. From 1991 to 1993 Mr. Oliver served as Chief Operating Officer and Executive Vice President of Worldwide Customer Operations for FedEx. At FedEx he led the development and launch of the FedEx letter packaging concept, and created and led the quality process that enabled FedEx to become the first American service company to win the United States Malcolm Baldridge National Quality Award. Mr. Oliver received a B.S. in Economics in 1963 at the University of Pennsylvania. He currently serves as a member of the Board of Counselors for the Carter Center, and is a director of Interface, Inc., the world’s largest manufacturer and marketer of carpet tiles.

Lynne B. Sagalyn, Ph.D. is the Earle W. Kazis and Benjamin Schore Director of the M.B.A. Real Estate Program and director of the Paul Milstein Center for Real Estate at Columbia University’s Graduate School of Business and has been a professor in its Finance and Economics Division since 1992. From 1991 to 1992, she was a visiting professor at Columbia University. From 1987 to 1991, she was an associate professor of Planning and Real Estate Development at Massachusetts Institute of Technology. Dr. Sagalyn is a trustee and chair of the Audit Committee of Capital Trust, a public real estate investment trust that specializes in real estate lending, a director of J. P. Morgan U.S. Real Estate Income and Growth Fund, a member of the Advisory Board of Goldman Family Enterprises and a director of The Retail Initiative.

Mark J. Sandler was a Senior Managing Director of Bear, Stearns & Co., Inc., an investment banking firm, in charge of its real estate operations until his retirement in October 1988. Since that time, Mr. Sandler has managed his personal and family investments. Mr. Sandler was a director of South West Property Trust Inc. at the time we acquired South West in 1996.

Robert W. Scharar is President and a director of FCA Corp., a registered investment advisor, which he founded in 1983. He also serves as a trustee of First Commonwealth Mortgage Trust, Holly Mortgage Trust and Ivy Realty Trust, all of which are REITs advised by FCA Corp. He is also a director of Commonwealth International Series Trust, a mutual fund group, and is the past President and a current director of the American

Association of Attorneys-CPAs. Mr. Scharar was a director of South West Property Trust Inc. at the time we acquired South West in 1996.

Thomas W. Toomey has been our Chief Executive Officer and President since February 2001. Prior to joining us, Mr. Toomey was with Apartment Investment and Management Company, or AIMCO, a publicly traded real estate investment trust, where he served as Chief Operating Officer for two years and Chief Financial Officer for four years. During his tenure at AIMCO, Mr. Toomey was instrumental in the growth of AIMCO from 34,000 apartment units to 360,000 units. He has also served as a Senior Vice President at Lincoln Property Company, a national real estate development, property management and real estate consulting company, from 1990 to 1995 and as an Audit Manager serving real estate clients at Arthur Andersen & Co. Mr. Toomey received a B.S. in Business Administration/Finance in 1982 at Oregon State University.

Vote Required and Board of Directors’ Recommendation

The ten nominees receiving the highest number of affirmative votes of the shares voted at the meeting shall be elected as directors.

Our board of directors recommends that the shareholders vote “FOR” the director nominees listed above.

Board of Directors and Committee Meetings

The board of directors held ten meetings (including six telephonic meetings) during fiscal 2002. The board of directors has standing audit, compensation and executive committees, and a corporate governance committee that serves as our nominating committee.

Audit Committee

The members of the audit committee are Lynne B. Sagalyn (Chair), Robert P. Freeman and Robert W. Scharar. The audit committee assists the board of directors in its general oversight of our financial reporting, internal controls and audit functions. During 2002, the audit committee held eight meetings. Additional information regarding the audit committee and its members is contained in the “Audit Committee Report” beginning on page 17 of this proxy statement.

Compensation Committee

The members of the compensation committee are James D. Klingbeil (Chair) and Jon A. Grove. The compensation committee met three times in 2002. The compensation committee is responsible for administering and approving all elements of compensation for key senior management positions and also reviews and ensures the appropriate administration of our compensation and benefit plans, programs and policies. More specifically, among other things, the committee sets the compensation of the Chief Executive Officer and also sets annual objectives for, and evaluates the performance of, the Chief Executive Officer, with input from the full board of directors. The compensation committee also approves the compensation of the employees who report directly to the Chief Executive Officer and approves all employment agreements. In addition, the compensation committee also develops and administers the contributions and awards, if any, under the 401(k) and profit sharing plans and management incentive programs, and other management compensation, if any, including the stock purchase plan, the long-term incentive plan, and our out-performance program.

Corporate Governance Committee

The members of the corporate governance committee are Mark J. Sandler (Chair) and R. Toms Dalton, Jr. (Mr. Dalton will retire from our board upon the expiration of his term at our upcoming meeting of shareholders.) The corporate governance committee met three times in 2002. The corporate governance committee exercises general oversight of board governance matters, reviews the role, composition and structure of our board of directors and its committees, reviews and evaluates the board and its members, serves as the nominating committee for board members and reviews and updates our Statement on Corporate Governance.

The corporate governance committee considers director nominees proposed by shareholders. Any shareholder who wants to recommend a prospective nominee for consideration may do so by giving the candidate’s name and qualifications in writing to our Corporate Secretary at our corporate office, 400 East Cary Street, Richmond, Virginia 23219-3816 no later than December 31, 2003.

Executive Committee

The members of the executive committee are Robert C. Larson (Chair), James D. Klingbeil and Thomas W. Toomey. The executive committee met one time in 2002. The executive committee performs the duties and exercises the powers delegated to it by the board of directors. The executive committee meets only when board action on a significant matter is required and it is impractical or not feasible to convene a full meeting of the board.

Compensation of Directors

In 2002 each non-employee director received an annual retainer fee of $17,500 ($27,500 for a non-employee chairman of the board of directors). Each non-employee director may elect to apply all or any portion of the annual retainer fee to the receipt of stock options, which options vest quarterly and are typically priced at the closing sale price of our common stock on the first business day of the calendar year. In addition, each non-employee director receives $1,000 for each regular meeting attended and $300 for each telephone meeting attended. Committee chairpersons receive additional annual compensation of $3,000. Additional meeting fees are paid for committee meetings held outside of the normal board schedule in the amount of $300 for each telephone meeting, and $500 for each in person meeting, or $500 per day if a meeting lasts beyond one day.

Each non-employee director also receives an annual grant of restricted stock upon re-election. These shares have a one-year vesting period and are priced at the closing sale price of our common stock on the grant date. The number of shares that will vest at the end of the one-year period will vary in amount based upon our performance during such period as follows:

Number of Shares	Threshold Performance for Expiration of Restrictions
0	Total shareholder return is less than 12%.
2,000	Total shareholder return is between 12% and 15%.
3,000	Total shareholder return is between 15% and 20%.
5,000	Total shareholder return exceeds 20%.

Directors are entitled to dividends during the vesting period; however, any unvested shares at the end of the one-year vesting period will be returned to us and cancelled. In 2002, each non-employee director received a grant of 5,000 shares of restricted stock.

In February 2003, our board of directors voted to terminate our policy that provides any non-employee director retiring from the board after at least 20 years of service with $5,000 per year for the 5 years following retirement. However, the policy will still apply to Mr. Dalton, who will retire from our board upon the expiration of his term at our upcoming meeting of shareholders.

Compensation of Executive Officers

Summary Compensation Table

The following table summarizes the total compensation of our Chief Executive Officer last year and our four other most highly compensated executive officers in fiscal 2002 and, where applicable, the total compensation earned by each such individual for our previous fiscal year. Each of these named executive officers joined United Dominion in 2001.

Summary Compensation Table

		Annual Compensation				Long-Term Compensation Awards
Name and Principal Position	Year	Salary		Bonus		Securities Underlying Options	All Other Compensation
Thomas W. Toomey Chief Executive Officer and President	2002 2001	$250,000 223,229	(1)	$1,100,000 1,000,000	(2) (3)	— 320,000		— —

W. Mark Wallis Senior Executive Vice President	2002 2001	$225,000 170,604	(1)	$575,000 560,000	(2)	— 300,000	$	— 46,720	(5)

Ella S. Neyland Executive Vice President and Treasurer	2002 2001	$200,000 151,648	(1)	$650,000 495,000	(2)	— 175,000		$1,000 125,679	(4) (5)

Christopher D. Genry Executive Vice President and Chief Financial Officer	2002 2001	$200,000 151,648	(1)	$550,000 200,000	(2)	— 175,000		$1,000 83,750	(4) (5)

Kevin M. McCabe Senior Vice President	2002 2001	$185,000 86,909	(1)	$350,000 260,000	(2) (3)	— 50,000	$	— 45,000	(5)

(1)	This reflects salaries paid between February 12, 2001 and December 31, 2001 for Mr. Toomey, April 2, 2001 and December 31, 2001 for Messrs. Wallis and Genry, and Ms. Neyland, and July 16, 2001 and December 31, 2001 for Mr. McCabe.
(2)	Mr. Toomey received $800,000, Mr. Wallis received $75,000, Ms. Neyland received $100,000, Mr. Genry received $100,000 and Mr. McCabe received $100,000 of their 2002 bonus in the form of a grant of 51,387, 4,817, 6,423, 6,423, and 6,423 shares, respectively, of restricted stock at the average sales price for the period commencing on February 3, 2003 and ending on February 18, 2003 of $15.57 per share on the date of grant. Mr. Toomey’s shares vest on February 4, 2006. The other named executive officers’ shares vest on February 4, 2005. Distributions are paid on the restricted common shares at the same rate as on unrestricted common shares.
(3)	On February 8, 2002, Mr. Toomey received $1,000,000 and Mr. McCabe received $100,000 of their 2001 bonus in the form of a grant of 70,225 and 7,023 shares, respectively, of restricted stock at the closing sales price of $14.24 per share on the date of grant. These shares vest on February 7, 2005. Distributions are paid on the restricted common shares at the same rate as on unrestricted common shares.
(4)	Represents $1,000 non-discretionary 401(k) matching contributions made by us under our Profit Sharing Plan.
(5)	Represents employee commitments and relocation costs for Mr. Wallis, Ms. Neyland, Mr. Genry, and Mr. McCabe of $46,720, $125,679, $82,750, and $45,000, respectively, and includes $1,000 non-discretionary 401(k) matching contributions made by us under our Profit Sharing Plan for Mr. Genry.

The foregoing compensation table does not include certain fringe benefits made available on a non-discriminatory basis to all of our employees such as group health insurance, dental insurance, long-term disability insurance, vacation and sick leave. In addition, we may make available certain non-monetary benefits to our executive officers with a view to acquiring and retaining qualified personnel and facilitating job performance. We consider such benefits to be ordinary and incidental business costs and expenses. We also did not include in the table the aggregate value of such benefits in the case of the executive officers, which cannot be precisely ascertained but which is the lesser of either (a) 10% of the salary and bonus paid to each such executive officer or to the group, respectively, or (b) $50,000 or $50,000 times the number of individuals in the group, as the case may be.

Option Grants Table

A total of 129,150 stock options were granted during 2002, but no stock options were granted to the named executive officers during the 2002 fiscal year.

Aggregated Option Exercises and Fiscal Year-End Option Values

None of the named executive officers exercised stock options during the 2002 fiscal year. The following table provides information regarding the number of securities underlying unexercised options and the value of unexercised options for each of the named executive officers at the end of the 2002 fiscal year.

Aggregate Option Exercises in 2002 and

2002 Year End Option Value

	Shares Acquired on Exercise	Value Realized	Number of Securities Underlying Unexercised Options at Fiscal Year End		Value of Unexercised In-the-Money Options At Fiscal Year End (1)
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
Thomas W. Toomey	0	$0	213,333	106,667	$1,111,465	$555,735
W. Mark Wallis	0	$0	100,000	200,000	$413,000	$826,000
Christopher D. Genry	0	$0	58,334	116,666	$240,919	$481,831
Ella S. Neyland	0	$0	58,334	116,666	$240,919	$481,831
Kevin M. McCabe	0	$0	16,667	33,333	$40,001	$79,999

(1)	These values are calculated based on the difference between the exercise price(s) and the fair market value of the stock, as determined by reference to the closing sales prices on the NYSE as of the exercise date(s) or December 31, 2002, as appropriate.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the shares of our common stock beneficially owned by (1) each of our directors (including the director nominees), (2) our Chief Executive Officer and the four other most highly paid officers, (3) all of our directors and executive officers as a group, and (4) all persons known by us to beneficially own more than 5% of our outstanding stock. Except as otherwise indicated in the accompanying footnotes, beneficial ownership is shown as of February 28, 2003.

	Amount and Nature of Beneficial Ownership		Total Beneficial Ownership
Name of Beneficial Owner	Shares Beneficially Owned(1)	Shares For Which Beneficial Ownership Can Be Acquired Within 60 Days(2)	Number of Shares(2)	Percent of Class(3)
John P. McCann(4)	577,249	682,564	1,259,813	1.15%
Thomas W. Toomey	388,612	213,333	601,945	*
Jon A. Grove	256,452	316,331	572,783	*
W. Mark Wallis	44,635	200,000	244,635	*
Mark J. Sandler(5)	163,090	56,448	219,538	*
R. Toms Dalton, Jr.(6)	123,828	77,679	201,507	*
Christopher D. Genry	81,423	116,667	198,090	*
Ella S. Neyland	81,423	116,667	198,090	*
Robert W. Scharar	87,517	41,400	128,917	*
James D. Klingbeil(7)	54,345	71,679	126,024	*
Robert P. Freeman	54,345	56,631	110,976	*
Lynne B. Sagalyn(8)	32,800	59,943	92,743	*
Kevin M. McCabe	28,446	16,667	45,113	*
Robert C. Larson(9)	5,000	19,231	24,231	*
Thomas R. Oliver(10)	—	—	—	*
All directors and executive officers as a group (25 persons)	2,232,550	2,500,992	4,733,542	4.25%
Security Capital Preferred Growth Incorporated 11 South LaSalle Street, Second Floor Chicago, Illinois 60603	—	12,307,692	12,307,692	10.16%
Deutsche Bank AG (11) Taunusanlage 12, D-60325 Frankfurt am Main Federal Republic of Germany	6,357,672	—	6,357,672	5.84%

*	Represents beneficial ownership of less than 1%, based on 108,789,459 shares of common stock outstanding at the close of business on February 28, 2003.
(1)	Shares are considered beneficially owned, for purposes of this table, only if held by the person indicated, or if such person, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares the power to vote, to direct the voting of and/or to dispose of or to direct the disposition of such security.
(2)	Assumes exercise in full of all options exercisable within 60 days of February 28, 2003, by our directors and executive officers and the conversion of all 8,000,000 shares of our outstanding Series D preferred stock held by Security Capital Preferred Growth Incorporated. Each share of Series D preferred stock is currently convertible into 1.5385 shares of our common stock. For Mr. Grove, this also includes 261,052 shares beneficially held in ASR Investments Corporation Key Executive Share Option Plan.
(3)	Based on 108,789,459 shares of common stock outstanding at the close of business on February 28, 2003. Shares issuable pursuant to options which are exercisable within 60 days of February 28, 2003, or upon conversion of our Series D preferred stock, are deemed outstanding for computing the percentage of the person holding such options or shares, but are not deemed outstanding for computing the percentage of any other person.

(4)	Includes 39,500 shares owned by Planned Property Realty Corp., of which Mr. McCann is President and sole shareholder.
(5)	Includes 28,000 shares indirectly held in a trust for Mr. Sandler’s children and 24,045 shares in our Dividend Reinvestment and Stock Purchase Plan.
(6)	Includes 2,456 and 2,732 shares indirectly held by Mr. Dalton and his wife, respectively, in Individual Retirement Accounts.
(7)	Mr. Klingbeil is deemed to indirectly beneficially own 1,920,372 operating partnership units, directly owned by certain limited partnerships and limited liability companies. The holder of the operating partnership units has the right to require the Operating Partnership to redeem all or a portion of the operating partnership units held by the holder in exchange for a cash payment per operating partnership unit equal to the market value of a share of our common stock at the time of redemption. However, the Operating Partnership’s obligation to pay the cash amount is subject to the prior right of the company to acquire such operating partnership units in exchange for either cash or an equal number of shares of our common stock.
(8)	Includes 1,300 shares of common stock held by Dr. Sagalyn’s husband and 500 shares of common stock jointly owned by Dr. Sagalyn and her daughter, which shares Dr. Sagalyn may be deemed the beneficial owner of as a result of her shared power to vote and dispose of such shares. Dr. Sagalyn disclaims any beneficial ownership interest in such shares.
(9)	American Apartment Communities III, L.P. (“AAC III”) beneficially owns 586,766 operating partnership units in the Operating Partnership. Lazard Freres Real Estate Investors LLC (“LFREI”) is the general partner of three investment funds that own 100% of the equity interests in AAC III. Lazard Freres & Co. LLC (“Lazard”) is the managing member of LFREI. LFREI as the general partner of the funds and Lazard as the managing member of LFREI may be deemed the indirect beneficial owners of the units held by AAC III. Mr. Larson, who joined Lazard in August 1999, is a Managing Director of Lazard, the Chairman and Managing Principal of LFREI, and may be deemed to indirectly beneficially own all of the units deemed indirectly beneficially owned by Lazard and LFREI. Mr. Larson disclaims any beneficial ownership of any units except for any pecuniary interest he possesses by virtue of his officer positions with Lazard or LFREI.
(10)	Mr. Oliver has been nominated for election as director at the annual meeting, but he is not currently a member of our board of directors.

(11)	Beneficial ownership is as of December 31, 2002, as reflected in a statement on Schedule 13G filed by Deutsche Bank AG with the Securities and Exchange Commission on February 6, 2003. Based on information contained in the Schedule 13G, the shares listed in the table above reflect shares deemed to be beneficially owned by the following subsidiaries of Deutsche Bank AG: RREEF America, L.L.C. (sole voting power and sole dispositive power with respect to 5,758,016 shares); Deutsche Investment Management Americas, Inc. (sole voting power and shared dispositive power with respect to 494,861 shares); and Deutsche Bank Trust Company Americas (sole voting power with respect to 104,795 shares and sole dispositive power with respect to 60,948 shares).

Agreements with Executive Officers

Change-in-Control Arrangements

Under our Series A Out-Performance Program, the valuation period for the performance units is accelerated to and ends on the date a change of control occurs. If the performance criteria under the program are satisfied as of such date, the holders of the performance units would have the right to cause the Operating Partnership to redeem the performance units for cash in an amount equal to the price per share of our common stock on the date of such redemption, subject to our right to acquire the performance units in exchange for an equal number of shares of our common stock. The Series A Out-Performance Program is described in more detail under the heading “Series A Out-Performance Program” below.

Under the provisions of our 1999 Long-Term Incentive Plan, all outstanding options, stock appreciation rights and other awards that may be exercised generally become fully exercisable and all restrictions on outstanding awards will lapse upon the occurrence of a change of control unless otherwise provided in the award agreement. Each of the named executive officers has received an award under the 1999 Long-Term Incentive Plan.

Equity Compensation Plan Information

The following table provides information about shares of our common stock that we may issue upon the exercise of options, warrants and rights under our existing equity compensation plans. All information is provided as of December 31, 2002.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of Securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by the security holders(1)	3,652,931	$12.01	3,149,350
Equity compensation plans not approved by security holders	0	0	0

Total	3,652,931	$12.01	3,149,350

(1)	On May 8, 2001, our shareholders approved the 1999 Long-Term Incentive Plan, which supercedes the 1985 Stock Option Plan, as amended. The plan is designed to be an omnibus plan that allows the board of directors or committee thereof to grant a wide range of compensatory awards including options to purchase shares of common stock, stock appreciation rights, restricted stock, performance units, dividend equivalents, other stock-based awards or any other right relating to common stock or cash. The maximum number of shares of common stock issuable under the plan may not exceed 4,000,000 shares, in the aggregate. Of the 4,000,000 shares reserved, 3,400,000 shares are for stock-based awards, such as stock options, with the remaining 600,000 shares reserved for restricted stock awards. The plan generally provides, among other things, that options are granted at exercise prices not lower than the market value of the shares on the date of grant and that options granted must be exercised within 10 years. Shares under options that expire or are cancelable are available for subsequent grant.

Eligibility. Officers, directors and employees of us or any of our subsidiaries, as determined by the board or committee thereof, are eligible to receive benefits under the plan.

SARs. Stock appreciation rights, or SARs, granted under the plan provide the holder the right to receive the difference between the market value of our common stock on the date of exercise and the grant price per share of the SAR.

Restricted Shares. An award of restricted shares involves the immediate transfer of shares of our common stock to a participant subject to such performance criteria and payment terms as are determined by the board or committee thereof in its discretion.

Dividend Equivalents. An award of dividend equivalents shall entitle the participant to receive payments equal to dividends with respect to all or a portion of the number of shares of common stock subject to an award, as determined by the board or committee thereof. The dividend equivalents may be paid or distributed when accrued or be deemed to have been reinvested in additional shares of common stock.

Other Stock-Based Awards. The board or committee thereof may grant such other awards that are payable in shares of common stock.

Series A Out-Performance Program

United Dominion Realty, L.P., a limited partnership in which we serve as the sole general partner, has outstanding an aggregate of 1,270,000 of its Class I Out-Performance Partnership Shares that it sold to UDR Out-

Performance I, LLC. UDR Out-Performance I, LLC then sold a total of 1,270,000 performance units in UDR Out-Performance I, LLC to our senior management and other key employees at a cash price of $1.00 per performance unit. UDR Out-Performance I, LLC is a limited liability company formed and owned by the holders of the performance units and governed by a management committee consisting of Messrs. Klingbeil, Larson, Toomey and Wallis.

The outstanding performance units were sold to our Chief Executive Officer and our four other most highly compensated executive officers in fiscal 2002, as set forth below, in accordance with our Series A Out-Performance Program.

Name	Number of Units	Percentage of Units Awarded
Thomas W. Toomey	421,000	34.00%
W. Mark Wallis	190,500	15.39%
Christopher D. Genry	127,000	10.26%
Ella S. Neyland	127,000	10.26%
Kevin M. McCabe	40,000	3.23%

Since 2001, UDR Out-Performance I, LLC has repurchased a total of 171,000 performance units from members of UDR Out-Performance I, LLC whose employment with the company terminated and re-sold 139,000 of those performance units to the company’s senior management and other key employees. Of the 139,000 performance units which were re-sold, 26,000 performance units were re-sold in 2002 at a cash price of $3.19 per performance unit.

CERTAIN BUSINESS RELATIONSHIPS

Indebtedness of Management to the Company

Our executive officers listed in the table below are indebted to us for shares of common stock they purchased pursuant to the Stock Purchase and Loan Plan. The table indicates the largest amount of the indebtedness outstanding during fiscal year 2002 and the amount outstanding as of January 31, 2003. As provided in the Stock Purchase and Loan Plan, such indebtedness bears interest at 7% per annum. The table does not include indebtedness of our executive officers and directors to SunTrust Bank as of January 31, 2003, in the aggregate amount of $11,011,247, which we may be obligated to purchase upon the occurrence of certain events.

	Maximum Indebtedness During 2002	Indebtedness at January 31, 2003
John P. McCann	$1,461,922	$1,394,230
Richard A. Giannotti	543,719	282,008
Scott A. Shanaberger	72,668	72,132
Thomas J. Corcoran	72,649	72,112
Patrick S. Gregory	72,649	72,112
Other non-executive officers	606,210	373,453
Former employees(1)	1,554,855	338,270

Total	$4,384,672	$2,604,317

(1)	Amounts owed by former employees are due as set forth in the promissory note between the company and each of the former employees. The last outstanding note matures on October 16, 2005.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Our compensation committee is responsible for developing and administering compensation programs for (1) executive officers, including base salaries, annual incentives and long-term incentive plans and (2) long-term incentive compensation plans for all associates.

Compensation Design and Philosophy

Our compensation programs are designed to further our primary goal of increasing dividend income and share price appreciation by providing economic motivation to our executive officers and other key employees. More specifically, our compensation program seeks to:

•	provide appropriate incentives for the executives while aligning their interests with those of our shareholders,

•	attract and retain management talent, by providing compensation competitive with other publicly and privately held real estate investment companies, and

•	focus executives on current and long-term business objectives and critical issues.

Compensation of executive officers is comprised of three components: (1) base salary, (2) annual discretionary compensation, and (3) long-term or incentive compensation. With respect to each of these components, the compensation committee has adopted the following specific philosophies:

•	base salaries should be below industry averages,

•	annual incentive compensation, which is tied to meeting company and individual objectives, should be designed to bring total compensation to approximately equal to industry averages when performance objectives are met, and

•	long-term incentive compensation, which aligns the interests of executive officers with those of long-term shareholders, should be above industry averages when the long-term performance of our common stock is above average.

Annual Incentive Compensation.    The primary corporate objectives considered in annual incentive compensation for the named executives are: (1) growth in funds from operations per share, or FFO, (2) our total return to common shareholders compared to other REITs as shown on the performance graph in this proxy statement, (3) our balance sheet strength and flexibility, (4) growth of dividend and (5) key company objectives. With respect to other senior management, the Chief Executive Officer establishes performance measures and targets, which vary based on company, departmental and personal performance objectives.

Long-Term Incentives.    During 2002, the components of our long-term executive incentive compensation were the 1999 Long-Term Incentive Plan, the Officer’s Stock Purchase and Loan Plan and the Series A Out-Performance Program. Each of these programs is intended to align the interests of the executive officers with those of our shareholders.

The compensation committee considers the sale of the performance units under the Out-Performance Program to be the principal method of retaining key members of senior management and incentivising them to focus on achieving superior total returns for our shareholders.

CEO Compensation

Mr. Toomey is our Chief Executive Officer and President. In determining Mr. Toomey’s compensation, the compensation committee reviewed comparative financial and pay data of selected peer companies in the REIT industry, including compensation packages provided to CEOs of similar companies. Based on this determination and upon negotiation with Mr. Toomey, the compensation committee established Mr. Toomey’s base salary for 2002 at $250,000, which represents no increase from 2001.

In February 2003, the compensation committee awarded Mr. Toomey a bonus of $1,100,000 for fiscal 2002 payable $300,000 in cash and $800,000 in the form of a grant of 51,387 shares of restricted stock, which shares vest on February 4, 2006. The primary factor considered by the compensation committee in determining the bonus amount was Mr. Toomey’s significant contributions to the overall performance of our business during the past year as evidenced, in part, by the following achievements:

•	a total shareholder return, or TSR, of 22.3% for 2002, which is above those attained by the Morgan Stanley REIT Index, the NAREIT Equity Index and the NAREIT Equity Apartment Index,

•	Funds From Operations, or FFO, growth led our peer REIT comparison group,

•	the improvement in the balance sheet strength and flexibility as evidenced by the increase in fixed charge ratio from 1.99x to 2.19x, representing a 10.1% increase, and

•	the company’s composite performance rank in the top quartile of its peer REIT comparison group.

Other Executive Compensation

The Chief Executive Officer makes recommendations to, and consults with, the compensation committee as to the amount of proposed base salaries for the executive officers who report directly to the CEO. After such consultation, the compensation committee sets the base salaries for the year for these executive officers and approves salary ranges for other executive officers based upon salaries paid for similar positions within the real estate and REIT industry (with an emphasis on the multi-family sector) as published in industry statistical surveys, and the proposed base salary relative to that of the other executive officers.

In setting executive officer salaries, the CEO and the compensation committee consider the individual officer’s qualifications, past performance and potential for future contributions. In accordance with our stated compensation philosophy, the executive officers’ base salaries for fiscal 2002 were generally within the 25th to 50th percentile range of peer company base salary data obtained by the compensation committee.

Annual incentive awards to these executives were recommended by the CEO and reviewed and approved by the compensation committee. Primary considerations were the company’s FFO and TSR results, as well as the assessed contribution of these individual executives to the company’s success.

Performance Units—Series A

During 2002, UDR Out-Performance I, LLC, a limited liability company owned by members of our senior management, sold 26,000 performance units to members of our senior management or other key employees. The sale of performance units was made pursuant to our Series A Out-Performance Program approved by our shareholders at our 2001 annual shareholders meeting. The Series A Out-Performance Program is designed to provide participants with the possibility of substantial returns on their investment if the total return on our common stock exceeds targeted levels, while putting the participants’ investment at risk if those levels are not exceeded.

The performance units have the following features:

•	They represent equity in United Dominion Realty, L.P. and were sold at a cash price of $3.19 per unit to the purchasers in 2002.

•	The purchase price for the performance units was determined by our board of directors based on an independent valuation prepared by Salomon Smith Barney, Inc.

•	If a holder of performance units leaves our employ prior to the completion of the performance period and the vesting of the performance units, UDR Out-Performance I, LLC has the right, but not the obligation, to repurchase the performance units for the initial price paid by the purchaser. Should UDR Out-Performance I, LLC choose to resell those performance units, the purchase price is determined by the company’s board of directors based upon the advice of an independent valuation expert.

•	The performance units will have no value unless the cumulative total return on our common stock for the 28-month period from February 1, 2001 to June 1, 2003 exceeds the greater of the cumulative total return of the Morgan Stanley REIT Index (or such other index adopted by our compensation committee) or a minimum 30% total return.

If our total return satisfies the above performance criteria at the conclusion of the valuation period, the holders of the performance units will receive distributions and allocations of income and loss from United Dominion Realty, L.P. based on the number of interests in UDR Out-Performance I, LLC.

In 2001, United Dominion Realty, L.P. sold a total of 1,270,000 Class I Out-Performance Partnership Shares to UDR Out-Performance I, LLC pursuant to the Series A Out-Performance Program. UDR Out-Performance I, LLC then sold a total of 1,270,000 performance units in UDR Out-Performance I, LLC to our senior management and other key employees at a cash price of $1.00 per performance unit. Since 2001, UDR Out-Performance I, LLC has repurchased a total of 171,000 performance units from members of UDR Out-Performance I, LLC whose employment with the company terminated and re-sold 139,000 of those performance units to the company’s senior management and other key employees. Of the 139,000 performance units which were re-sold, 26,000 performance units were re-sold in 2002 at a cash price of $3.19 per performance unit.

Other Compensation Considerations

Under Section 162(m) of the Internal Revenue Code of 1986, as amended (“Code”) the company may not receive a federal income tax deduction for compensation paid to our Chief Executive Officer or any of the four most highly compensated executive officers to the extent that any of the persons receive more than $1,000,000 in compensation in any one year. However, if the company pays compensation that is “performance-based” under Section 162(m) it is able to receive a federal income tax deduction for the compensation paid even if such compensation exceeds $1,000,000 in a single year.

Our 1999 Long-Term Incentive Plan and Series A Out-Performance Program have been designed to qualify as “performance-based” plans and therefore compensation realized in connection with these plans is fully tax deductible on our federal income tax return. To maintain flexibility in compensating executive officers in a manner designed to promote varying corporate goals, the compensation committee has not adopted a policy that all compensation must be deductible on our federal income tax returns.

COMPENSATION COMMITTEE

James D. Klingbeil, Chairman

Jon A. Grove

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

No member of the compensation committee was at any time during fiscal 2002 or at any other time an officer or employee of the company. In addition, none of our executive officers serves as a member of the board of directors or compensation committee of any company that has one or more executive officers serving as a member of our board of directors or compensation committee.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, or the Exchange Act, requires our officers and directors and persons who own more than 10% of a registered class of our equity securities to file reports of ownership on Form 3 and changes in ownership on Form 4 or 5 with the Securities and Exchange Commission. Such officers, directors, and 10% shareholders are also required by SEC rules to furnish us with copies of all Section 16(a) reports they file.

Based solely on our review of the copies of such forms received by us or written representations from certain reporting persons that no Form 5s were required for such persons, we believe that, during the fiscal year ended December 31, 2002, all Section 16(a) filing requirements applicable to our officers, directors, and 10% shareholders were complied with, except that each of Dr. Sagalyn and Messrs. Thomas J. Corcoran, Richard A. Giannotti, Patrick S. Gregory and Scott A. Shanaberger inadvertently failed to file a Form 4 on a timely basis with respect to one transaction.

PERFORMANCE GRAPH

The following graph provides a comparison from December 31, 1997 through December 31, 2002 of the cumulative total shareholder return (assuming reinvestment of any dividends) among United Dominion, the NAREIT Equity REIT Index (NAREIT Equity), the Standard & Poor’s (S&P 500) Index, the NAREIT Equity Apartment Index (NAREIT Equity Apartment), and the Morgan Stanley REIT Index (Morgan Stanley REIT Index).

	1997	1998	1999	2000	2001	2002
United Dominion Realty Trust	$100	$80.25	$84.60	$102.46	$148.44	$181.53
NAREIT Equity Index	100	82.50	78.69	99.43	113.29	117.61
S&P 500	100	128.58	155.63	141.46	124.65	97.10
NAREIT Equity Apartment	100	91.23	101.01	136.90	148.76	139.62
Morgan Stanley REIT Index	100	83.09	79.14	100.58	113.49	117.62

The NAREIT Equity Apartment Index and NAREIT Equity Index are published by The National Association of Real Estate Investment Trusts, or NAREIT. Index data reflects monthly reinvestment of dividends and are based upon the monthly closing prices of shares of all tax-qualified equity apartment REITs and equity REITs, including United Dominion, listed on the New York Stock Exchange, the American Stock Exchange or traded in the NASDAQ National Market System. The Morgan Stanley REIT Index is a total-return index comprised of the most actively traded REITs and is designed to be a measure of real estate equity performance.

AUDIT COMMITTEE REPORT

The following is a report of the audit committee with respect to our audited financial statements for the fiscal year ended December 31, 2002, which include our consolidated balance sheets as of December 31, 2002 and 2001, and the related consolidated statements of operations, shareholders’ equity and cash flows for each of the three years in the period ended December 31, 2002, and the notes thereto.

The audit committee is composed of three non-employee directors. All of the current members of the audit committee are “independent” as defined by New York Stock Exchange listing standards. John P. McCann served on the committee through September 26, 2002 but is not a current member of the committee. Because Mr. McCann retired as our Chairman and Chief Executive Officer in 2001, Mr. McCann does not meet the NYSE requirements for independence. The NYSE requirements for independence require, among other things, that for a director to be considered independent, a period of three years must expire from the date a director was previously an executive officer of the company. After considering Mr. McCann’s knowledge of the operating and financial practices in the apartment industry, and his detailed knowledge of our operations, our board of directors determined that it was in the best interest of the company and our shareholders for Mr. McCann to serve on the audit committee for part of the 2002 fiscal year.

The audit committee operates pursuant to a written charter adopted by the board of directors and attached to this proxy statement as Appendix A. In general, the audit committee charter sets forth:

•	the scope of the audit committee’s responsibilities and the means by which it carries out these responsibilities,

•	the outside auditor’s accountability to the board of directors and the audit committee, and

•	the audit committee’s responsibility to monitor the independence of the outside auditor.

As described more fully in its charter, the purpose of the audit committee is to assist the board of directors in its general oversight of our financial reporting, internal control and audit functions. Management is responsible for the preparation, presentation and integrity of our financial statements, accounting and financial reporting principles, internal controls and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. Ernst & Young LLP, our independent auditing firm, is responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards.

The audit committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent auditor. The audit committee serves in a board-level oversight role, in which it provides advice, counsel and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors and the experience of the audit committee’s members in business, financial and accounting matters.

The audit committee members have relied, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of our independent auditor included in their report on our financial statements. The audit committee’s oversight role does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the audit committee’s considerations and discussions with management and the independent auditor do not assure that our financial statements are presented in accordance with generally accepted accounting principles, that the audit of our financial statements has been carried out in accordance with generally accepted auditing standards or that our independent accountants are in fact “independent.”

Among other matters, the audit committee monitors the activities and performance of our external auditors, including the audit scope, audit fees, auditor independence matters and the extent to which the independent auditor may be retained to perform non-audit services. The audit committee is responsible for the appointment, compensation and oversight of our independent auditors. The audit committee also reviews the results of the internal and external audit work with regard to the adequacy and appropriateness of our financial, accounting and internal controls. Management and independent auditor presentations to and discussions with the audit committee also cover various topics and events that may have significant financial impact or are the subject of discussions between management and the independent auditor.

Review with Management

The audit committee has reviewed and discussed our audited financial statements with management. Management represented to the committee that our consolidated financial statements were prepared in accordance with generally accepted accounting principles.

Review and Discussions with Independent Accountants

During 2002, the audit committee held meetings with management and the independent auditors to discuss the overall scope and plans for the audit. We also met with the independent auditors, with and without management present, to discuss the results of their examinations and their evaluations of our internal controls. In addition, the audit committee has reviewed and discussed the audited consolidated financial statements for the year ended December 31, 2002 and held discussions with management and Ernst & Young on the quality, not just the acceptability, of our accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

The audit committee has also discussed with Ernst & Young the matters required to be discussed by SAS 61 (Codification of Statements on Accounting Standards) which includes, among other items, matters related to the conduct of the audit of our financial statements.

The audit committee has also received written disclosures and the letter from Ernst & Young required by Independence Standards Board Standard No. 1 (which relates to the accountant’s independence from us and our related entities) and has discussed with Ernst & Young their independence from United Dominion. In addition, the audit committee has also considered whether the provision of those services set forth in the table below are compatible with Ernst & Young maintaining its independence from United Dominion.

In reliance on the reviews and the meetings, discussions and reports noted above, the audit committee recommended to the full board that our audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2002 for filing with the SEC.

AUDIT COMMITTEE

Lynne B. Sagalyn, Chair

Robert P. Freeman             Robert W. Scharar

Audit Fees

The following table sets forth the aggregate fees billed or to be billed by Ernst & Young LLP for the following services during fiscal 2002:

Description of Services	Fee Amount
Audit fees (1)	$322,300
Financial Information Systems Design and Implementation Fees	$0
All other fees (2)	$663,764

Total	$986,064

(1)	Represents the aggregate fees billed or to be billed for professional services rendered for the audit of our 2002 annual financial statements and for the review of the financial statements included in our quarterly reports during such period.

(2)	Represents the aggregate fees billed in 2002 for services other than the audit of our 2002 annual financial statements, and includes $232,683 in fees for REIT tax compliance services, $82,795 in fees for tax advisory services (1031 and state planning), and $348,286 in audit-related fees for comfort support on public offerings, review of proxy materials and partnership and benefit plan audits.

P ROPOSAL NO. 2

REINCORPORATION FROM VIRGINIA TO MARYLAND

Our board of directors has unanimously approved the proposal to reincorporate from Virginia to Maryland and, for the reasons discussed below, believes that changing the company’s state of incorporation to Maryland is in the best interests of the company and its shareholders. The effect of the reincorporation will be to change the law applicable to our corporate affairs from Virginia law to Maryland law. Following the reincorporation:

•	Our corporate name will continue to be United Dominion Realty Trust, Inc.

•	Our corporate office will continue to be located in Richmond, Virginia. We will not establish any offices or operations in Maryland as a result of the reincorporation.

•	Our business, directors and management will continue to be the same as immediately before the reincorporation.

•	Our fiscal year, assets, liabilities and dividend policies will be the same as immediately before the reincorporation.

Our board of directors believes that because of Maryland’s more comprehensive laws governing REITs and the number of REITs domiciled in that state, Maryland courts have developed a greater expertise than Virginia courts in dealing with REITs and REIT issues and thus have developed a greater body of relevant case law. Our board of directors believes that the comprehensive Maryland statutes, Maryland’s policies with respect to REITs and the established body of relevant case law are more conducive to the operations of a REIT than the laws and policies of Virginia and they provide the directors and management of a REIT with greater certainty and predictability in managing the affairs of the company.

As a result of the above, our board of directors believes that being incorporated in Maryland and being governed by Maryland law, like the majority of REITs in our peer group, would be in the best interest of the company.

What are the Benefits of the Reincorporation?

Our board of directors believes that United Dominion will benefit in several ways by changing its state of incorporation from Virginia to Maryland:

•	United Dominion will be governed by the Maryland General Corporation Law, which contains provisions conducive to the operations of a REIT,

•	the fact that over 100 publicly owned REITs are currently organized under the laws of Maryland (including approximately 65% of REITs that are members of the National Association of Real Estate Investment Trusts, or “NAREIT”) has resulted in the development of a more comprehensive and clearer body of law and practice relating to Maryland REITs than is available to a REIT that is organized as a Virginia corporation, and

•	being governed by Maryland law will bring the company’s governance more in line with that of other REITs.

According to information available to our board of directors, nearly half of all REITs are incorporated in Maryland, whereas less than five percent (including United Dominion) are incorporated in Virginia. Moreover, according to available information, nearly 65% of REITs that are members of NAREIT, are incorporated in Maryland, whereas less than two percent of NAREIT members are incorporated in Virginia. With respect to United Dominion’s peer group companies, as listed in the Morgan Stanley REIT Index, over 65% of the peer group REITs are incorporated in Maryland, whereas only one other REIT in the peer group is incorporated in Virginia.

The number of REITs that have incorporated or reincorporated in Maryland may be attributable to the fact that for many years Maryland has followed a policy of encouraging REITs to establish their legal domicile in that state. In furtherance of that policy, Maryland has adopted comprehensive, modern and flexible laws which are periodically updated and revised to meet changing business needs. Maryland has a comprehensive body of law specific to REITs and a pro-REIT state tax structure, including:

•	provisions permitting charter restrictions on the transferability of stock, which are necessary to satisfy REIT tax requirements, and

•	provisions which permit the issuance of shares to holders for the specific purpose of satisfying REIT tax requirements on share ownership.

Maryland has a separate statute governing REITs that are organized as a trust, and while this statute does not apply to corporations, many believe it helps provide greater certainty with respect to the treatment of a REIT under state law.

What are the Disadvantages of the Reincorporation?

While our board of directors believes the reincorporation is in the best interests of United Dominion and its shareholders, Virginia and Maryland law differ in some respects. The rights of shareholders and the powers of management under Maryland and Virginia law are discussed in more detail below.

What are the Material Federal Income Tax Consequences of the Reincorporation?

Consummation of the reincorporation merger is subject to our receipt of an opinion of Morrison & Foerster LLP that, on the basis of facts, representations and assumptions set forth in the opinion, the reincorporation will be treated for federal income tax purposes as a “reorganization” within the meaning of Section 368(a) of the Code. Based on the intended qualification of the reincorporation as a “reorganization,” no gain or loss will be recognized by United Dominion as a result of the reincorporation, and no gain or loss will be recognized by any shareholder of United Dominion who receives common stock of the new Maryland corporation in exchange for our current common stock. State, local or foreign income tax consequences to shareholders may vary from the federal tax consequences described above, and shareholders should consult their own tax advisors as to the effect of the reincorporation under applicable tax laws.

Does Anything Change With Regard To My Investment in UDR Stock?

In effect, no. After the reincorporation, each outstanding share of stock of the Maryland corporation will entitle the holder thereof to voting rights (except as provided under Maryland law as discussed below), dividend rights and liquidation rights equivalent to the rights of holders of our stock prior to the reincorporation. Our common stock is currently listed on the New York Stock Exchange under the symbol “UDR” and following the reincorporation will continue to be listed on the NYSE under the same symbol. The NYSE has advised us that it will consider delivery of existing certificates representing our common stock as constituting “good delivery” of the Maryland corporation’s common stock in transactions subsequent to the reincorporation.

If the reincorporation is approved and the merger completed, we will take necessary action to provide that all rights of participants in our stock option and stock purchase plans prior to the merger will be substantially identical to their rights following the merger. Accordingly, the participants’ new rights will be on substantially identical terms and conditions contained in our existing plans. A vote to approve the reincorporation will also be deemed a vote to approve the necessary amendments to the existing stock option and stock purchase plans.

Will the Company’s Business Change After the Reincorporation?

No, the reincorporation will not result in any change in our name, business, directors, management, fiscal year, assets or liabilities, dividend policies or the location of our principal executive and corporate offices.

How Will the Reincorporation be Accomplished?

Following approval by our shareholders, the reincorporation will become effective when articles of merger are filed with and accepted for record by the State Department of Assessments and Taxation of the State of Maryland and the State Corporation Commission of the Commonwealth of Virginia. We anticipate that this filing will be made as soon as possible after the annual meeting. At the effective time of the merger:

•	United Dominion will be merged with and into its Maryland subsidiary, which will be the surviving corporation in the merger, and the name of the surviving Maryland corporation will be changed to United Dominion Realty Trust, Inc.

•	United Dominion will cease to exist as a Virginia corporation. As a Maryland corporation, the company will be governed by Maryland law instead of Virginia law.

•	Following the merger, the company will be governed by the Maryland charter and Maryland bylaws attached to this proxy statement as Appendix C and Appendix D, respectively.

•	All shares of our common stock, including the attached Series C preferred share purchase rights, will be converted into shares of common stock of the Maryland corporation, including the attached preferred share purchase rights.

•	Following the effective time of the merger, all share certificates representing shares of our common stock immediately prior to the merger will be deemed to represent a like number of shares of the Maryland corporation’s common stock without any action on the part of the holder.

•	All options, rights or warrants to purchase shares of our common stock immediately prior to the merger will thereafter entitle the holder to purchase a like number of shares of the Maryland corporation’s common stock on the same terms without any action on the part of the holder.

The reincorporation is subject to conditions, including approval by more than two-thirds of the votes entitled to be cast at the annual meeting.

Why Will the Number of Authorized Shares of Common Stock Increase to 250,000,000 Shares?

Our restated articles authorize the issuance of 150,000,000 shares of common stock, of which over 108,000,000 shares are currently issued and outstanding. The Maryland charter authorizes 250,000,000 shares of common stock. Our board of directors believes the additional shares of common stock resulting from the increase in authorized capital should be available for issuance from time to time as may be required for various purposes, including the issuance of common stock in connection with financing or acquisition opportunities and the issuance or reservation of common stock for long-term incentive programs. Our board of directors believes that it is in the best interests of the company and its shareholders to increase the authorized common stock in connection with the reincorporation so that the company can avoid the necessity, and related costs and delays, of either calling a special shareholders’ meeting or waiting for the regularly scheduled annual meeting of shareholders to increase the authorized capital. The proposed change in the authorized capital is not intended to have any antitakeover effect.

How Do the Rights of Shareholders and the Corporate Governance of the Company Compare Before and After the Reincorporation?

United Dominion is currently organized as a corporation under the laws of the Commonwealth of Virginia. As a Virginia corporation, United Dominion is governed by:

•	the Virginia Stock Corporation Act, which we refer to as the “VSCA,”

•	the company’s restated articles of incorporation, and

•	the company’s amended and restated bylaws.

As a Maryland corporation, United Dominion will be governed by:

•	the Maryland General Corporation Law, which we refer to as the “MGCL,”

•	the Maryland charter attached hereto as Appendix C, as further amended from time to time, and

•	the Maryland bylaws attached hereto as Appendix D, as further amended from time to time.

The material differences between the applicable Virginia and Maryland law and among these various documents are summarized below. The comparison of rights of the shareholders of United Dominion before and after the reincorporation below is not complete and is subject to and qualified in its entirety by reference to the VSCA, the MGCL, the Maryland charter and bylaws, and United Dominion’s restated articles of incorporation and amended and restated bylaws, copies of which may be obtained from United Dominion by writing to the Corporate Secretary at United Dominion Realty Trust, Inc., 400 East Cary Street, Richmond, Virginia 23219.

Capitalization

Virginia.    The company’s restated articles of incorporation authorize a total of 175,000,000 shares of stock consisting of 150,000,000 shares of common stock, $1.00 par value per share, and 25,000,000 shares of preferred stock, no par value. There are two designated series of preferred stock outstanding: our 8.60% Series B Cumulative Redeemable Preferred Stock and our Series D Cumulative Convertible Redeemable Preferred Stock. As of March 24, 2003, 108,827,959 shares of our common stock were issued and outstanding. As of the same date there were 5,416,009 shares of the Series B Preferred Stock outstanding and 8,000,000 shares of the Series D Preferred Stock outstanding. No shares of the Series C Junior Participating Cumulative Redeemable Preferred Stock have been issued, and none will be issued except upon the exercise of rights attached to the shares of our common stock.

Maryland.    The Maryland charter authorizes a total of 275,000,000 shares of stock consisting of 250,000,000 shares of common stock, $1.00 par value per share, and 25,000,000 shares of preferred stock, no par value. The Maryland charter is the same as our current Virginia restated articles of incorporation with respect to the rights, designations and preferences of outstanding stock. Immediately following the merger, the Maryland corporation will have outstanding the same number of shares of common and preferred stock as the Virginia corporation had immediately prior to the merger.

Charter Amendments

Virginia.    Under the VSCA, the articles of incorporation may be amended if the amendment is approved by the board of directors and the affirmative vote of two-thirds of the outstanding stock of each class entitled to vote, except for certain amendments which do not require shareholder approval and provided the articles of incorporation do not require a different percentage. The directors may, unless the articles of incorporation provide otherwise, adopt an amendment to the articles of incorporation without shareholder action to, among other things: (1) change each issued and unissued but authorized share of an outstanding class into a greater number of shares if the corporation has only shares of that class outstanding, and (2) eliminate or change the par value of the shares of any class or series. In certain specified instances the VSCA entitles the holders of the outstanding shares of a class or series are entitled to vote as a separate class or series on a proposed amendment that would affect the class or series.

Our restated articles of incorporation require the affirmative vote of a majority of all votes entitled to be cast by each voting group for approval of any amendment or restatement of the articles of incorporation, other than an amendment or restatement that amends or affects the shareholder vote required by the VSCA to approve a merger, share exchange, sale of all or substantially all of the corporation’s assets or the dissolution of the corporation, which require the affirmative vote of two-thirds of the outstanding stock entitled to vote thereon.

Maryland.    The MGCL is similar to the VSCA with respect to amending the charter. The MGCL requires that a charter amendment be approved by the board and the affirmative vote of two-thirds of all the shareholder votes entitled to be cast on the matter, unless a greater or lesser proportion of votes (but not less than a majority of all votes entitled to be cast) is specified in the charter. A Maryland corporation may also provide in its charter that the board of directors, with the approval of a majority of the entire board, and without action by the shareholders, may amend the charter to increase or decrease the aggregate number of shares of stock of the corporation or the number of shares of stock of any class that the corporation has authority to issue.

The Maryland charter generally provides that an amendment to the charter will be valid and effective if authorized by the affirmative vote of the holders of not less than two-thirds of the shares of stock outstanding and entitled to vote thereon. However, to the extent permitted by Maryland law, the board of directors, with the approval of a majority of the board and without any action of the shareholders, may amend the charter to change the name of the corporation, the name or other designation or par value of any class or series of stock, and the aggregate par value of the company’s stock. In addition, the Maryland charter provides that a majority of the board, without any action of the shareholders, may amend the charter to (1) change the aggregate number of shares of the company’s stock, (2) change the number of shares of any class or series that the company has authority to issue, or (3) classify or reclassify any unissued shares by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms and conditions or redemption of such shares.

Amendment to Bylaws

Virginia.    Under the VSCA, an amendment to the bylaws may generally be adopted by the board of directors without shareholder approval except for quorum and voting requirements binding on the corporation’s board and unless such power has been reserved by the shareholders. However, even if the power is not reserved by the shareholders, the shareholders may not be divested of their right to adopt, amend and repeal the bylaws.

Maryland.    Under Maryland law, an amendment to the bylaws requires the approval of the shareholders, unless the charter or bylaws confers the power to amend to the board of directors. The Maryland charter confers the exclusive right to amend the bylaws upon the board of directors.

Shareholder Action by Written Consent

Under both the VSCA and the MGCL, any action required or permitted to be taken at a meeting of shareholders may be taken without a meeting only if all shareholders entitled to vote on the matter execute a written consent setting forth the action. For publicly traded corporations, shareholder action without a meeting is not practicable for either Virginia or Maryland corporations.

Special Shareholder Meetings

Virginia.    Under the VSCA, the Chairman of the Board, the President, the board of directors or any other person authorized to do so in the articles or bylaws may call a special meeting of the shareholders. Further, the board of directors has the sole power to fix (1) the record date for determining which shareholders shall be entitled to request a special meeting of the shareholders, and (2) the record date for determining which shareholders are entitled to receive notice of and to vote at the special meeting; provided that the record date must be a date fixed not more than ninety days prior to the meeting or requested shareholder action. The board also has the exclusive power to set the date, time, and location of the special meeting.

The VSCA does not provide a separate statute expressly governing the rights of shareholders to call a special meeting in corporations with more than thirty-five shareholders. Consequently, the rights of our shareholders to call a special meeting are limited to those rights set forth in the company’s organizational documents. Our amended and restated bylaws provide that meetings of the shareholders shall be held whenever called by the Chairman of the Board, the President, a majority of the directors or shareholders holding at least 1/10 of the number of outstanding shares of stock entitled to vote. Notice of such meetings may not be given more than sixty days in advance of the meeting and the record date must be a date fixed not more than seventy days prior to the meeting or requested shareholder action.

Maryland.    Under the MGCL the Board, the president and any other authorized person may call a special meeting. However, unlike the VSCA, the MGCL contains a statute expressly governing the rights of shareholders to call a special meeting for corporations such as United Dominion. Notwithstanding the charter or bylaws, for REITs that have elected to be governed by the specific provisions relating to shareholder meetings, the corporate secretary may call a special meeting upon the request of shareholders only upon the written request of the shareholders entitled to cast at least a majority of all the votes entitled to be cast at the meeting. The Maryland bylaws provide that special meetings may be called by the Chairman of the Board, the president, the board of directors or, upon written request, shareholders entitled to cast at least a majority of all the votes entitled to be cast at the meeting.

Restrictions on Ownership and Transfer of Stock

Virginia.    The VSCA allows restriction on the transfer of shares: (1) to maintain the corporation’s status when it is dependent on the number or identity of its shareholders, (2) to preserve exemptions under federal or state securities laws, and (3) for any other reasonable purpose. Our current articles contain ownership and transfer restrictions designed to preserve the corporation’s REIT status under the Code.

Maryland.    The MGCL expressly authorizes the charter of a Maryland corporation to provide for restrictions on transferability designed to permit a corporation to qualify as a REIT under the Code or for any other purpose. The Maryland charter contains ownership and transfer restrictions designed to preserve the corporation’s REIT status under the Code including but not limited to the following:

•	Except as provided in the Maryland charter, no person shall beneficially own or constructively own shares of the outstanding equity stock in excess of a 9.9% ownership interest;

•	Except as provided in Maryland charter, any transfer that, if effective, would result in any person beneficially owning or constructively owning equity stock in excess of a 9.9% ownership interest shall be void as to the transfer of that number of shares of equity stock which would otherwise beneficially owned or constructively owned by such person in excess of the ownership limit; and the intended transferee shall acquire no rights in such excess shares of equity stock;

•	Except as provided in the Maryland charter, any transfer that, if effective, would result in the equity stock being beneficially owned by fewer than 100 persons shall be void as to the transfer of that number of shares which would be otherwise beneficially owned or constructively owned by the transferee; and the intended transferee shall acquire no rights in such excess shares of equity stock; and

•	Any transfer of shares of equity stock that, if effective, would result in us being “closely held” within the meaning of Section 856(h) of the Code shall be void as to the transfer of that number of shares of equity stock which would cause us to be “closely held” within the meaning of Section 856(h) of the Code; and the intended transferee shall acquire no rights in such excess shares of equity stock.

Inspection Rights

Virginia.    Under the VSCA, the share transfer books must be made available to shareholders for inspection at least 10 days before a meeting of shareholders. Additionally, Virginia corporations are required to maintain the following records, which any shareholder of record may, after at least 5 business days’ written notice, inspect and copy: (1) the articles and bylaws, (2) board resolutions creating any class or series of outstanding shares, (3) minutes of shareholder meetings and shareholder actions by written consent, for the past 3 years, (4) written communications to shareholders for the past 3 years, (5) names and addresses of current directors and officers and (6) the most recent annual report filed with the Virginia State Corporation Commission.

Provided certain conditions are met, a shareholder of a Virginia corporation who has been a shareholder of record for a least 6 months immediately preceding a demand or is a holder of record of at least 5% of all outstanding shares is also entitled to inspect and copy, during regular business hours, any of the following records of the corporation: (1) excerpts from minutes of any board meeting, records of any action of a board committee while acting in the place of the board, minutes of any meeting of shareholders and records of action taken by the shareholders or the board without a meeting, (2) accounting records of the corporation, and (3) the record of shareholders.

Maryland.    Under the MGCL, all shareholders are permitted to view the bylaws, shareholder meeting minutes, annual statements of affairs and voting trust agreements on file at the corporation’s principal office. Stock records may also be inspected with 20 days’ notice by any shareholder. In addition, shareholders of record for a minimum 6 months of at least 5% of the outstanding stock of any class of a corporation may view the corporation’s books of account, the corporation’s statement of its affairs and the corporation’s stock ledger or shareholder list.

Number and Election of Directors

Virginia.    The minimum number of directors of a Virginia corporation is one. The VSCA provides that the number of directors shall be fixed by, or in the manner provided in, the bylaws, unless the articles fix the number, in which case the number may be changed only by amendment to the articles. The VSCA provides that shareholders may adopt a bylaw fixing the number of directors and may direct that such bylaws not be amended by the board. If a bylaw states a fixed number of directors and the board of directors has the right to amend the bylaw, it may by amendment to the bylaw increase or decrease by thirty percent or less the number of directors last elected by the shareholders, but only the shareholders may increase or decrease the number by more than thirty percent. In addition, the VSCA permits a staggered or classified board of directors if a staggered or classified board is provided in the articles. The VSCA provides that directors are to be elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present, unless the articles provide otherwise.

Our restated articles of incorporation provide that the number of directors shall be fixed by the bylaws, or in the absence of a bylaw fixing the number, shall be three. Our amended and restated bylaws provide that the board determines the number of directors, provided there is a minimum of three directors. The number of directors is currently fixed at ten. The restated articles of incorporation do not provide for a classified board.

Maryland.    Under the MGCL, the minimum number of directors of a Maryland corporation having three or more shareholders is three. The number of directors is provided by the charter until changed by the bylaws. The bylaws may both alter the number of directors set by the charter and authorize a majority of the entire board of directors to alter, within specified limits, the number of directors set by the charter or the bylaws, but the action may not affect the tenure of office of any director. In addition, the MGCL permits, but does not require, the board to be classified. If the directors are divided into classes, the term of office may be provided in the bylaws or in the charter, except that the term of office of a director may not be longer than five years or, except in the case of an initial or substitute director, shorter than the period between annual meetings. The term of office of at least one class must expire each year. The MGCL allows the board, by its own action and without shareholder approval, to implement a staggered board and, if implemented, such directors (i) cannot be removed without cause, and (ii) can only be removed for cause with a two-thirds vote of the shareholders. Unless the charter or bylaws provide otherwise, a plurality of the votes cast at a meeting at which a quorum is present is sufficient to elect a director.

The Maryland charter provides that the initial number of directors shall be ten, which number may be changed in accordance with the Maryland bylaws, provided that the total number of directors may not be less than the minimum number permitted by the MGCL. The Maryland bylaws provide that the number of directors shall not be less than one nor more than 12, with the exact number fixed by the board. Subject to the foregoing, the number of directors will be fixed at ten. Pursuant to the bylaws, directors shall be elected by a plurality vote of the shares, represented in person or by proxy, at the shareholders annual meeting in each year and entitled to vote on the election of directors. The directors of the Maryland corporation will be the same as the directors of the Virginia corporation immediately prior to the merger.

Removal of Directors

Virginia.    Under the VSCA, shareholders may remove a director with or without cause, unless the articles provide otherwise. Our current articles do not provide otherwise. The VSCA also provides that if a director is elected by a voting group of shareholders, only the shareholders of that group may participate in the vote to remove the director. Where cumulative voting is not authorized, as is the case with United Dominion, a director may be removed if the number of votes cast to remove the director constitutes a majority of the votes entitled to be cast at an election of directors of the group by which the director was elected. Shareholders may remove a director of a Virginia corporation only at a meeting called for the purpose of such removal.

Maryland.    The MGCL provides that the shareholders of a corporation may remove any director, with or without cause, by the affirmative vote of a majority of all votes entitled to be cast for the election of directors, unless the charter provides otherwise. However, unless the charter provides otherwise, if the shareholders of any class or series are entitled separately to elect one or more directors, a director may not be removed without cause except by the affirmative vote of a majority of all the votes of that class or series. The Maryland charter provides that, subject to the rights of the preferred stock to elect or remove one or more directors, any director or the entire board may be removed from office at any time, but only for cause and only at a meeting of the shareholders called for such purpose, by the affirmative vote of the holders of not less than two-thirds of the outstanding shares entitled to vote, voting as a class, in the election of directors.

Board Vacancies

Virginia.    Under the VSCA, unless the articles provide otherwise, a vacancy on the board may be filled by the shareholders, the board or, if the directors remaining in office constitute less than a quorum of the board, by the affirmative vote of a majority of the directors remaining in office. Our amended and restated bylaws provide that vacancies may be filled by the remaining directors unless sooner filled by the shareholders at a meeting.

Maryland.    Consistent with the MGCL, the Maryland bylaws provide that a vacancy on the board resulting from the increase in the number of directors, the death, removal or resignation of a director, or the shareholders’ failure to elect the number of directors then constituting the whole board, may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum.

Standard of Conduct

Virginia.    Under Virginia law, directors must discharge their duties with good faith business judgment as to the best interests of the corporation. However, the VSCA provides very little express guidance as to the fiduciary duties of directors.

Maryland.    The MGCL requires that a director perform his duties:

•	in good faith,

•	in a manner he reasonably believes to be in the best interests of the corporation, and

•	with the care an ordinarily prudent person in a like position would use under similar circumstances.

The MGCL establishes a presumption that any act of a director satisfies this standard of conduct. In addition, under the MGCL an act of director relating to an acquisition or potential acquisition of control may not be subject to a higher duty or greater scrutiny than is applied to any other act of a director.

Advance Notice of Director Nominations and of New Business Proposals

Virginia.    Neither the VSCA nor the company’s restated articles of incorporation or amended and restated bylaws provide for advance notice of director nominations or business proposals.

Maryland.    Under the MGCL, a Maryland corporation may require that a shareholder proposing a nominee for director, or any other matter that would be considered at a meeting of the shareholders, give advance notice to the corporation either: (1) ninety days prior to the date of the meeting, (2) in the case of an annual meeting, ninety days prior to the first anniversary of (a) the preceding year’s annual meeting, or (b) the mailing date of the notice of the preceding year’s annual meeting, or (3) any other time specified in the charter or bylaws. If the advance notice requirement is not met, the company is not required to consider the proposal.

The Maryland bylaws provide that with respect to an annual meeting of shareholders, nominations of persons for election to the board and the proposal of business to be considered by shareholders may be made only:

•	pursuant to the company’s notice of meeting,

•	by or at the direction of the board, or

•	by a shareholder who was a shareholder of record both at the time of giving notice provided for in the bylaws and at the time of the annual meeting, and who is entitled to vote at the meeting and has complied with the advance notice procedures set forth in the bylaws.

The advance notice provisions contained in the Maryland bylaws generally require that shareholders deliver nominations and new business proposals to the company’s secretary not later than the close of business on the 90th day nor earlier than the close of business on the 120th day before the date on which the company first mailed its proxy materials for the prior year’s annual meeting of shareholders.

Limitation of Liability and Indemnification of Directors and Officers

Virginia.    Under the VSCA, in any proceeding brought by or on behalf of a shareholder or in the right of the corporation, the damages assessed against an officer or director arising out of a single transaction, occurrence or course of conduct, shall not exceed the lesser of: (1) the monetary amount specified in the articles or, if approved by the shareholders, in the bylaws as a limitation on or elimination of the liability of the officer or director, or (2) the greater of (a) $100,000, or (b) the amount of cash compensation received by the officer or director from the company during the twelve months immediately preceding the act or omission for which liability was imposed. However, an officer or director will be liable without limitation if he or she engaged in willful misconduct, knowing violation of criminal law or any federal or state securities law. The company’s restated articles of incorporation provide that the liability of directors and officers for monetary damages is limited or eliminated to the fullest extent permitted by law.

The VSCA permits a corporation, unless otherwise restricted by its articles or bylaws, to indemnify a director if the director acted in good faith and believed that his conduct was in the corporation’s best interest and, with respect to a criminal proceeding, had no reasonable cause to believe that his conduct was unlawful. In general, no indemnification is allowable when the director is adjudged liable to the corporation or in connection with a proceeding charging improper personal benefit to the director, in which he is adjudged liable on the basis that a benefit was improperly received by him. Indemnification may be afforded by the corporation generally only if a disinterested quorum of the directors, independent legal counsel or the shareholders determine that the applicable statutory standards have been met.

Unless limited by the articles, officers and agents of a Virginia corporation may be indemnified to the same extent as a director. To the extent a director or officer entirely prevails in a proceeding against him, indemnification for expenses incurred is mandatory, unless the articles provide otherwise. Advancement of expenses is permitted under certain circumstances. Any further indemnity may also be made to any director, officer, employee or agent that may be authorized by the articles, bylaws or resolution adopted by the shareholders, except an indemnity against (1) willful misconduct or (2) a knowing violation of a criminal law. The company’s restated articles of incorporation provide that the corporation shall provide indemnification to the full extent permitted and the manner prescribed by law.

Maryland.    The MGCL provides that a corporation may indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements, and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities. The MGCL does not permit a corporation to indemnify its present and former directors, officers, agents or employees if it is established that:

•	the act or omission by such person was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty,

•	the person actually received an improper personal benefit, or

•	in the case of any criminal proceeding, the person had reasonable cause to believe that the act or omission was unlawful.

Unless a corporation’s charter provides otherwise, which the Maryland charter does not, the MGCL requires a corporation to indemnify a director or officer who has been successful in the defense of any proceeding to which he is made a party by reason of his service in that capacity. The MGCL permits a corporation to advance reasonable expenses to a director, officer, employee or agent.

Under the MGCL, a corporation generally may not indemnify a person for an adverse judgment in a suit by or in the right of the corporation. Also, a Maryland corporation generally may not indemnify a person for a judgment of liability on the basis that personal benefit was improperly received. In either of these cases, a corporation may indemnify a person for expenses only if a court so orders. The Maryland bylaws obligate the company to indemnify its directors and officers, whether serving the company or, at its request, any other entity, to the maximum extent required or permitted by the MGCL, and other employees and agents to such extent as authorized by its board and bylaws and as may be permitted by law. The MGCL permits a Maryland corporation to include in its charter a provision eliminating the liability of its directors and officers to the corporation and its shareholders for money damages. However, a Maryland corporation may not eliminate liability resulting from actual receipt of an improper benefit or profit. Also, liability resulting from active and deliberate dishonesty may not be eliminated if a final judgment establishes that the dishonesty is material to the cause of action.

The Maryland charter and bylaws contain provisions which limit or eliminate the liability of directors and officers, and provide indemnification for directors and officers, to the full extent permitted by law.

Dividends and Other Distributions

Both the VSCA and MGCL provide that dividends may be declared and paid on the corporation’s capital stock as determined by the board and subject to any restrictions contained in the corporation’s charter, provided that no dividends may be paid if, after giving effect to the distribution: (1) the corporation would not be able to pay its debts as they become due in the usual course of business, or (2) the corporation’s total assets would be less than the sum of its total liabilities plus, unless the charter permits otherwise, any amount required to be paid to holders of preferred stock in the event of a liquidation of the corporation.

Appraisal Rights

Virginia.    Under the VSCA, the right to receive the fair value of dissenting shares is available to shareholders of a constituent corporation in a merger or consolidation effected under the VSCA. Dissenters’ rights of appraisal are not available for the shares of any class or series of stock, if the stock was at the record date fixed to determine shareholders entitled to receive notice and vote on such transaction, either (1) listed on a national securities exchange or NASDAQ, or (2) held by at least 2,000 record holders, unless in either case:

(a)	the articles of the corporation issuing such shares provide otherwise,

(b)	the holders of the class or series are required under the plan of merger to accept for such shares anything except:

•	cash,

•	shares of stock of the corporation surviving or resulting from such merger or consolidation,

•	shares of stock of any other corporation, which shares of stock will be either listed on a national securities exchange, or held of record by at least 2,000 holders, or

•	any combination of the shares of stock and cash in lieu of such fractional shares, and

(c)	the transaction to be voted on is an “affiliated transaction” and is not approved by a majority of “disinterested directors,” as defined in the VSCA.

Maryland.    Under the MGCL, a shareholder has the right to demand and receive payment of the fair value of the shareholder’s stock from the corporation if the corporation consolidates or merges with another corporation, the corporation sells all of its assets or, if not permitted by its charter, the corporation amends its charter to substantially affect the shareholders’ contract rights, unless:

•	the stock is listed on a national securities exchange or is designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or

•	the stock is that of the successor in a merger, unless (1) the merger alters the contract rights of the stock as expressly set forth in the charter, and the charter does not reserve the right to do so, or (2) the stock is to be changed or converted in whole or in part in the merger into something other than either stock in the successor or cash, scrip, or other rights or interests arising out of the provisions for the treatment of fractional shares of stock in the successor.

Merger, Consolidation, Share Exchange and Transfer of All or Substantially All Assets

Virginia.    Under the VSCA, the principal terms of a merger or consolidation generally require the approval of the shareholders of each of the constituent corporations. The VSCA does not require a shareholder vote of the surviving corporation in a merger if:

•	the articles of the surviving corporation will not differ, with certain exceptions, from its articles before the merger,

•	each shareholder of the surviving corporation whose shares were outstanding immediately prior to the merger will hold the same number of shares, with identical designations, preferences, limitations and relative rights, immediately after,

•	the number of voting shares outstanding immediately after the merger, plus the number of voting shares issuable as a result of the merger, will not exceed by more than 20% the total number of voting shares of the surviving corporation outstanding immediately before the merger, and

•	the number of participating shares outstanding immediately after the merger, plus the number of participating shares issuable as a result of the merger, will not exceed by more than 20% the total number of participating shares of the surviving corporation outstanding immediately before the merger.

The VSCA also permits a merger without shareholder vote if the merger is of a subsidiary into a parent, provided the parent owns at least 90% of the subsidiary.

When a shareholder vote is required, unless the articles provide otherwise (which the company’s restated articles of incorporation do not), the affirmative vote of more than two-thirds of all the votes entitled to be cast by each voting group entitled to vote on the transaction is required for the approval of a merger or consolidation. The articles may provide for a greater or lesser vote or a vote by separate voting groups so long as the vote provided for is not less than a majority of all the votes cast on the transaction by each voting group entitled to vote thereon at a meeting at which a quorum of the voting group exists.

Maryland.    The MGCL generally provides that mergers, consolidations, share exchanges or transfers of assets must be approved by shareholders by the affirmative vote of two-thirds of all the votes entitled to be cast on the matter, unless the charter provides for a greater or lesser shareholder vote, but not less than a majority of the number of votes entitled to be cast on the matter. The Maryland charter does not provide for a different shareholder vote than that required by the MGCL. Some mergers may be accomplished without a vote of shareholders. For example, no shareholder vote is required for a merger of a subsidiary of a Maryland corporation into its parent, provided the parent owns at least 90% of the subsidiary. In addition, a merger need not be approved by shareholders of a Maryland successor corporation if the merger does not reclassify or change the outstanding shares or otherwise amend the charter, and the number of shares to be issued or delivered in the merger is not more than 20% of the number of its shares of the same class or series outstanding immediately before the merger becomes effective. A share exchange need be approved by a Maryland successor only by its board and by any other action required by its charter.

Change In Control

Virginia.    The VSCA contains provisions governing “affiliated transactions” designed to deter uninvited takeovers of Virginia corporations. These provisions, with several exceptions discussed below, require approval of material acquisition transactions between a Virginia corporation and any interested shareholders by the holders of at least two-thirds of the remaining voting shares. An interested shareholder is any holder of more than 10% of any class of its outstanding voting shares.

For three years following the time that the interested shareholder becomes an owner of 10% of the outstanding voting shares, Virginia corporations cannot engage in an affiliated transaction with the interested shareholder without approval of two-thirds of the voting shares other than those shares beneficially owned by the interested shareholder, and majority approval of the disinterested directors. At the expiration of the three-year period, the statute requires approval of affiliated transactions by two-thirds of the voting shares other than those beneficially owned by the interested shareholder absent an exception. The principal exceptions to the special voting requirement apply to transactions proposed after the three-year period has expired and require either that the transaction be approved by a majority of the corporation’s disinterested directors or that the transaction satisfy the fair-price requirements of the law.

The VSCA also provides that shares acquired in a transaction that would cause the acquiring person’s voting strength to cross any of three thresholds, namely, 20%, 33% or 50%, have no voting rights unless granted by a majority vote of shares not owned by the acquiring person or any officer or employee-director of United Dominion.

Maryland.    Under the MGCL, “business combinations” between a Maryland corporation and an interested shareholder or an affiliate of an interested shareholder are prohibited for five years after the most recent date on which the interested shareholder becomes an interested shareholder. These business combinations include a merger, consolidation, share exchange, or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested shareholder generally includes:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s shares, or

•	an affiliate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

After the five-year prohibition, any business combination between the Maryland corporation and an interested shareholder generally must be recommended by the board of directors of the corporation and approved by two separate super-majority shareholder votes, unless, among other conditions, the holders of common stock receive a minimum price, as defined by the MGCL, for their shares and the consideration is received in cash or in the same form as previously paid by the interested shareholder for its common stock. None of these provisions of the MGCL will apply, however, (1) to business combinations that are approved or exempted by the board of the corporation prior to the time that the interested shareholder becomes an interested shareholder, or (2) if the board approves the transaction in which the shareholder became an interested shareholder.

Also under the MGCL, “control shares” of a Maryland corporation acquired in a “control share acquisition” have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares of stock owned by the acquirer, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. “Control shares” are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or shares of stock for which the acquirer is able to exercise or direct the exercise of voting power except solely by virtue of a revocable proxy, would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-fifth or more but less than one-third,

•	one-third or more but less than a majority, or

•	a majority or more of all voting power.

An acquiring person’s movement from one range above to the next higher range of voting power re-triggers the two-thirds vote requirement mentioned above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained shareholder approval. Except as otherwise specified in the statute, a “control share acquisition” means the acquisition of control shares.

The control share acquisition statute does not apply to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or to acquisitions approved or exempted by the charter or bylaws of the corporation. The Maryland bylaws contain a provision exempting from the control share acquisition statute any and all acquisitions by any person of shares of stock of the company. We cannot assure you, however, that the board will not amend the bylaws in the future to provide that the “control share acquisition” provisions of the MGCL apply to the company.

Are There Any Provisions Applicable to Unfriendly Takeover Proposals in the MGCL?

The Maryland corporation will be subject to provisions of the MGCL which are designed to encourage a person seeking control of a Maryland corporation to negotiate with its board of directors. These provisions could delay, defer, or prevent a transaction or change in control of the Maryland corporation that might involve a premium price for holders of the Maryland corporation’s common stock or that is otherwise in their best interests. In addition, other provisions of the MGCL requiring the consent of all shareholders for shareholder action by written consent and provisions of the Maryland bylaws, attached hereto as Appendix D, requiring advance notice of shareholder director nominations could increase the likelihood that incumbent directors would retain their positions in the face of efforts by shareholders to change the company’s board of directors.

Are There Any Appraisal Rights Offered in the Reincorporation?

Under Virginia and Maryland law, shareholders will not have any right to elect to have the fair value of their shares judicially appraised and paid to them in cash in connection with, or as a result of, the reincorporation or merger.

What is the Vote Required for Approval of the Reincorporation Proposal?

The reincorporation proposal requires the affirmative vote of more than two-thirds of the shares of our common stock entitled to vote at the meeting. Approval of the reincorporation proposal by our shareholders at the meeting will also constitute approval of the plan of merger in the form attached to this proxy statement as Appendix B, as well as the Maryland charter and Maryland bylaws attached as Appendix C and Appendix D, respectively, including the increase in the number of authorized shares of our common stock from 150,000,000 to 250,000,000 shares.

What is the Recommendation of the Board of Directors?

Our board of directors recommends that the shareholders vote “FOR” the proposal to change the company’s state of incorporation from Virginia to Maryland.

PROPOSAL NO. 3

SERIES B OUT-PERFORMANCE PROGRAM

Background

We compete for management talent with both public and private real estate investment vehicles and constantly review compensation structures and practices in an effort to remain highly competitive. Our compensation programs are designed to further our primary goal of increasing dividend income and share price appreciation. Our board of directors intends for these goals to be the primary economic motivation of our executive officers and other key employees.

Our board of directors believes that it is in the best interest of our shareholders to retain a management team that has a meaningful equity stake in the long-term success of our company. To this end the board is recommending that the shareholders approve the Series B Out-Performance Program pursuant to which certain of our executive officers will be given the opportunity to invest in our company by purchasing performance shares, referred to in this proxy statement as the “Out-Performance Partnership Shares” or the “OPPSs,” of a newly formed Maryland limited partnership in which United Dominion is the sole general partner. For information regarding our Series A Out-Performance Program approved by our shareholders at our annual meeting of shareholders held on May 8, 2001, see “Series A Out-Performance Program” above.

Our board of directors does not view stock options as an effective long-term incentive vehicle, due in part to the relatively low stock price appreciation in the REIT industry, and therefore does not plan to make ongoing grants of stock options to our executive officers. Instead, the Out-Performance Program represents the primary long-term incentive program for the company’s executive officers.

Like the Series A Out-Performance Program approved by our shareholders in 2001, the Series B Out-Performance Program is designed to provide participants with the possibility of substantial returns on their investment if the total return on our common stock exceeds targeted levels, while putting the participants’ investment at risk if those levels are not exceeded. The program will be administered by our board of directors. Members of our board of directors who are not our employees are not eligible to participate in the program.

If the Series B Out-Performance Program is approved by our shareholders, our board of directors anticipates authorizing the sale of a class of OPPSs to a limited liability company, or “LLC,” to be formed for the benefit of selected executive officers and key employees who agree to invest in that class of OPPSs. The participants will contribute the funds for the LLC to purchase the OPPSs and will share ownership of the LLC on the basis of each participant’s investment in the LLC. The purchase price will be set by our board of directors based upon the advice of an independent valuation expert.

Participation in Series B OPPSs

Our board of directors has developed the principal terms of the Series B OPPSs that it intends to offer to participants in 2003. For the Series B OPPSs, participation rights will be approximately as follows:

Participant	Percentage of Units to be Offered
Thomas W. Toomey	34%
W. Mark Wallis	14%
Ella S. Neyland	13%
Christopher D. Genry	13%
G. Daniel Adams	13%
Kevin M. McCabe	13%
All Executive Officers as a Group	100%

The purchase price for the Series B OPPSs has been determined by our board of directors to be $1,000,000, assuming 100% participation, and was based upon the advice of an independent valuation expert. The valuation took into account that any investment in the Series B OPPSs will become worthless if the targeted Total Return is not achieved. The value of the Series B OPPSs also has been discounted significantly because of the substantial restrictions on transfer and the limited redemption rights provided for with respect to the Series B OPPSs.

It is important to recognize that any officer or other employee who is provided the opportunity to invest is under no obligation to exercise that right. The Series B OPPSs must be initially subscribed within 45 days of shareholder approval, if obtained. However, the LLC has the right, but not the obligation, to repurchase units from members whose employment with the company terminates and such units may be re-sold by the LLC to selected executive officers or other key employees of the company. If some of those eligible to participate elect not to participate, the remaining OPPSs shall be retained by United Dominion.

The company’s performance for the Series B OPPSs will be measured over a 24-month period beginning June 2003. The starting price for measurement of the Series B OPPSs will be equal to the ending price of the

Series A OPPSs. The LLC that holds the Series B OPPSs will have no right to receive distributions or allocations of income or loss, or to redeem those shares prior to the date, referred to as the “Valuation Date,” that is the earlier of (i) the expiration of the measurement period for the class (June 2005), or (ii) the date of a change of control of the our company (defined as a “Transaction” in the limited partnership’s agreement of limited partnership).

The Series B OPPSs will only be entitled to receive distributions and allocations of income and loss if, as of the Valuation Date, the cumulative Total Return of our common stock during the measurement period:

•	exceeds the cumulative Total Return of the Morgan Stanley REIT Index peer group index over the same period; and

•	is at least the equivalent of a 22% Total Return or 11% annualized (the “Minimum Return”).

If the thresholds are met, holders of the OPPSs will be entitled to begin receiving distributions and allocations of income and loss from the limited partnership equal to the distributions and allocations that would be received on the number of interests in the limited partnership, referred to as the “OP Units,” obtained by:

(i)	determining the amount by which the cumulative Total Return of our common stock over the measurement period exceeds the greater of the cumulative Total Return of the Morgan Stanley REIT Index, which is the peer group index, or the Minimum Return (such excess being the “Excess Return”);

(ii)	multiplying 5% of the Excess Return by our Market Capitalization; and

(iii)	dividing the number obtained in clause (ii) by the market value of one share of our common stock on the Valuation Date, as the weighted average price per day of common stock for the 20 trading days immediately preceding the Valuation Date.

For the Series B OPPSs, the number determined pursuant to clause (ii) in the preceding paragraph is capped at 2% of Market Capitalization. “Market Capitalization” is defined as the average number of shares outstanding over the 24-month period (including common stock, OP Units, outstanding options and convertible securities) multiplied by the daily closing price of our common stock.

If, on the Valuation Date, the cumulative Total Return of our common stock does not meet the Minimum Return, the Total Return of the Morgan Stanley REIT Index and there is no Excess Return, then holders of Series B OPPSs will forfeit their initial investment.

The Morgan Stanley REIT Index will be used as the peer group index for purposes of measuring the Series B OPPSs. The Morgan Stanley REIT Index is a capitalization-weighted index with dividends reinvested of the most actively traded real estate investment trusts. The Morgan Stanley REIT Index is comprised of approximately 112 real estate investment trusts selected by Morgan Stanley & Co. Incorporated and a total equity market cap of approximately $144 billion. Our board of directors has selected this index because it believes that it is the real estate investment trust index most widely reported and accepted among institutional investors. For the historical performance of the Morgan Stanley REIT Index, see the Performance Graph on page 16 of this proxy statement. Our board of directors has the ability to select a different index for future classes of OPPSs. For example, our board of directors may select a different index if it determines that the Morgan Stanley REIT Index is no longer an appropriate comparison for our company; if the Morgan Stanley REIT Index is not maintained throughout the Measurement Period; or for any other reason that the board of directors determines.

“Total Return” means, for any security or index and for any period, the cumulative total return for such security or index over such period, as measured by the sum of (a) the cumulative amount of dividends paid in respect of such security or index for such period (assuming that all cash dividends are reinvested in such security as of the payment date for such dividend based on the security price on the dividend payment date), and (b) an amount equal to (x) the security price or index value at the end of such period, minus (y) the security price or index value at the beginning of the measurement period.

LLC Governance and Restrictions on Transfer

The Series B OPPSs cannot be transferred by the LLC without the approval of the managers of the LLC, who are expected to be the two largest participants in the LLC, as long as they are employees of our company, and two representatives of the independent directors of our board of directors. Series B OPPSs may only be transferred by the LLC after targeted returns have been exceeded and a twenty-four-month vesting period from the date of issuance has passed. At that time transfers may only be made to participants or to one of their family members (or a family-owned entity). Individuals who receive Series B OPPSs after the vesting period may exchange them for an equivalent number of OP Units. They may not transfer any Series B OPPSs or OP Units received except to a family member (or a family-owned entity) or in the event of death or disability.

The terms of the operating agreement of the LLC will restrict the participants’ ability to transfer their interests in the LLC. The LLC will have the right to repurchase the interest of any participant in the LLC at the original purchase price if prior to the end of the twenty-four-month vesting period such participant’s employment with our company is terminated for any reason other than by death or disability. The LLC will be used as a vehicle to purchase the Series B OPPSs to ensure that there would be no opportunity for the participants to profit from the ownership of those Series B OPPSs prior to the Valuation Date.

The Series B Out-Performance Partnership Shares are not convertible into shares of the company’s common stock. However, in the event of a change of control of our company, the LLC or any participant that holds any Series B OPPSs will have the same redemption rights as other holders of OP Units. Upon the occurrence of a change of control, the LLC or participant that holds Series B OPPSs may require the limited partnership to redeem all or a portion of the units held by such party in exchange for a cash payment per unit equal to the market value of a share of the company’s common stock at the time of redemption. However, in the event that any units are tendered for redemption, the limited partnership’s obligation to pay the redemption price will be subject to the prior right of us to acquire such units in exchange for an equal number of shares of common stock.

Examples of the Value of Series B OPPSs

The following tables illustrate the value of the Series B OPPSs under different share prices and total returns at the Valuation Date.

This table assumes that the cumulative Total Return of the Morgan Stanley REIT Index is less than the 22% minimum return:

	Value to Shareholders
Stock Price at Valuation Date	UDR Total Return (1)	Shareholder Value Achieved (2)	Value of OPPSs To Management (3)
		(Million)	(Million)
$15.00	11.7%	$235.5	$ 0.0
$16.00	18.6%	$373.2	$ 0.0
$17.00	25.4%	$510.5	$ 3.6
$18.00	32.2%	$647.5	$11.1
$19.00	39.0%	$784.1	$19.0
$20.00	45.8%	$920.4	$27.4

This table assumes that the cumulative Total Return of the Morgan Stanley REIT Index is 30% and therefore is the operative threshold instead of the 22% minimum return:

	Value to Shareholders
Stock Price at Valuation Date	UDR Total Return (1)	Shareholder Value Achieved (2)	Value of OPPSs To Management (3)
		(Million)	(Million)
$15.00	11.7%	$235.5	$ 0.0
$16.00	18.6%	$373.2	$ 0.0
$17.00	25.4%	$510.5	$ 0.0
$18.00	32.2%	$647.5	$ 2.4
$19.00	39.0%	$784.1	$10.1
$20.00	45.8%	$920.4	$18.2

(1)	Total Return to the UDR shareholders, assuming a 3% dividend growth rate.
(2)	Total Return multiplied by beginning market capitalization of $2,008 million (based on 128,641,783 outstanding shares, OP Units, options and convertible securities and an assumed per share price of $15.62 (which is the average of the 52 week high and low sales price of the common stock) at the beginning of the Series B program).

(3)	Out-Performance shareholder value multiplied by management participation of 5% subject to 2% dilution limit.

The numbers used in the table are for illustrative purposes only and there can be no assurance that actual outcomes will be within the ranges used. Some of the factors that could affect the results set forth in the table are the Total Return on our common stock relative to the Total Return of the Morgan Stanley REIT Index, and the market value of the average outstanding equity of our company during any Measurement Period. These factors may be affected by general economic conditions, local real estate conditions and our dividend policy.

Possible Negative Effects of the OPPSs

Although we do not believe that the sale of the Series B OPPSs will have an antitakeover effect, the Series B OPPSs could increase the potential cost of acquiring control of our company and thereby discourage an attempt to take control of our company. However, our board of directors is not aware of any attempt to take control of our company and our board of directors has not approved the sale of the Series B OPPSs with the intention of discouraging any such attempt.

If with respect to the Series B OPPSs the Total Return on our common stock over the Measurement Period exceeds both the Total Return of the Morgan Stanley REIT Index and exceeds the Minimum Return, then the LLC that holds the Series B OPPSs could be entitled to receive the same distributions and allocations as the holder of a significant number of OP Units of the limited partnership. This could have a dilutive effect on future earnings per share of our common stock, and on our equity ownership in the limited partnership.

Vote Required and Board of Directors’ Recommendation

The affirmative vote of the holders of a majority of the shares of our common stock present or represented and voting at the annual meeting will be required to approve the Series B Out-Performance Program.

Our board of directors recommends that the shareholders vote “FOR” the proposal to approve the Series B Out-Performance Program.

PROPOSAL NO. 4

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

Our audit committee has selected Ernst & Young LLP, independent accountants, to audit our financial statements for the current fiscal year ending December 31, 2003. We expect that a representative of Ernst & Young LLP will be present at the annual meeting, will have the opportunity to make a statement if he or she desires to do so, and will be available to answer any appropriate questions.

Vote Required and Board of Directors’ Recommendation

Although it is not required to do so, the board of directors is submitting the audit committee’s selection of our independent auditors for ratification by the shareholders at the annual meeting in order to ascertain the view of the shareholders regarding such selection. The affirmative vote of the holders of a majority of the shares of our common stock present or represented and voting at the annual meeting will be required to approve this proposal. Whether the proposal is approved or defeated, the audit committee may reconsider its selection.

Our board of directors recommends that the shareholders vote “FOR” the ratification of the appointment of Ernst & Young LLP as our independent auditors for the 2003 fiscal year.

VOTING VIA THE INTERNET OR BY TELEPHONE

For Shares Directly Registered in the Name of the Shareholder

Shareholders with shares registered directly with Mellon Investor Services LLC may vote those shares telephonically by calling toll free 1-800-435-6710, or via the Internet at www.eproxy.com/udr.

For Shares Registered in the Name of a Broker or a Bank

A number of brokers and banks are participating in a program provided through ADP Investor Communication Services that offers telephone and Internet voting options. This program is different from the program provided by Mellon Investor Services LLC for shares registered directly in the name of the shareholder. If your shares are held in an account with a broker or a bank participating in the ADP Investor Communication Services program, you may vote those shares telephonically by calling the telephone number shown on the voting form received from your broker or bank, or via the Internet at ADP Investor Communication Services’ voting Web site (www.proxyvote.com).

DELIVERY OF VOTING MATERIALS

To reduce the expenses of delivering duplicate voting materials to our shareholders, we are taking advantage of new householding rules that permit us to deliver only one set of voting materials, meaning the proxy statement and the 2002 annual report to shareholders, to shareholders who share the same address unless otherwise requested. Each shareholder will receive a separate proxy card or voting instruction form and will therefore retain a separate right to vote on all matters presented at the meeting.

If you share an address with another shareholder and have received only one set of voting materials, you may write or call us to request a separate copy of these materials at no cost to you. For future annual meetings, you may request separate voting materials or request that we only send one set of voting materials to you if you are receiving multiple copies by calling us at (804) 780-2691 or by writing to us to the attention of the Corporate Secretary, 400 East Cary Street, Richmond, Virginia 23219-3816.

ANNUAL REPORT

We have mailed to each of our shareholders our annual report for 2002, which includes audited financial statements for the year ended December 31, 2002. We will, upon written request and without charge, provide to any person, solicited hereunder, a copy of our annual report on Form 10-K for the year ended December 31, 2002, including financial statements and financial statement schedules, as filed with the Securities and Exchange Commission. Requests should be addressed to the attention of the Corporate Secretary, 400 East Cary Street, Richmond, Virginia 23219-3816.

MATTERS TO BE PRESENTED AT THE 2004 ANNUAL MEETING OF SHAREHOLDERS

In accordance with Rule 14a-8 under the Exchange Act, any shareholder who intends to submit a proposal at our 2004 annual meeting of shareholders and who wishes to have the proposal considered for inclusion in the proxy statement and form of proxy for that meeting must, in addition to complying with the applicable laws and regulations governing submission of such proposals, deliver the proposal to us for consideration no later than December 5, 2003. Such proposal should be sent to our Corporate Secretary at 400 East Cary Street, Richmond, Virginia 23219-3816.

SEC rules also establish a different deadline for submission of shareholder proposals that are not intended to be included in our proxy statement with respect to discretionary voting. The discretionary vote deadline for our 2004 annual meeting is February 19, 2004 (45 calendar days prior to the anniversary of the mailing date of this proxy statement). If a shareholder gives notice of such a proposal after the discretionary vote deadline, our proxy holders will be allowed to use their discretionary voting authority to vote against the shareholder proposal when and if the proposal is raised at our 2004 annual meeting, generally without including any disclosure of the proposal in the proxy statement or on the proxy card.

It is important that proxies be returned promptly. We depend upon all shareholders promptly signing and returning the enclosed proxy to avoid costly solicitation. You can save us considerable expense by signing and returning your proxy at once. You may also vote electronically by the Internet or by telephone as shown on the proxy card and as discussed above.

For the Board of Directors

UNITED DOMINION REALTY TRUST, INC.

Mary Ellen Norwood

Corporate Secretary

Dated:  April 4, 2003

APPENDIX A

UNITED DOMINION REALTY TRUST, INC.

CHARTER OF THE AUDIT COMMITTEE

PURPOSE AND AUTHORITY

The Audit Committee (the “Committee”) is appointed by the Board of Directors (the “Board”) to assist the Board (i) in fulfilling its responsibilities as to the quality and integrity of the Company’s financial records and reports; (ii) to prepare the report that rules of the Securities and Exchange Commission (“SEC”) require be included in the Company’s annual proxy statement; and (iii) oversight of: (a) the integrity of the Company’s financial statements; (b) the Company’s compliance with legal and regulatory requirements; (c) the independent auditors’ qualifications and independence; and (d) the performance of the Company’s internal audit function and independent auditors.

COMMITTEE MEMBERSHIP

The Committee shall consist of no fewer than three members all of whom meet the independence requirements of the New York Stock Exchange. No Committee member may receive any consulting, advisory or other fees from the Company other than director and committee fees. No Committee member may simultaneously serve on the audit committee of more than two other public company audit committees. Each member of the Committee must be financially literate as determined by the Board, and at least one member shall have accounting or related financial management expertise and must be a “financial expert,” as defined by the SEC. The Chairman of the Board will be an ex-officio member of the Committee and shall have voting rights in the case of a tie vote.

The members of the Committee and its Chairperson shall be appointed by the Board, on the recommendation of the Governance Committee, to serve an annual term. Committee members may be replaced by the Board.

If the Chairperson is not present, the members may designate an acting Chairperson by majority vote of the membership present.

DUTIES AND RESPONSIBILITIES

General:

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditors.

The operation of the Committee shall be subject to the Bylaws of the Company, as in effect from time to time. The Committee shall have the full power and authority to carry out the following responsibilities:

A.    Independent Audit

1.	The Committee is responsible for the appointment, compensation and oversight of the Company’s independent auditors.

2.

At least annually, obtain and review a report by the independent auditors describing (a) the independent auditors’ internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review or peer review of the independent auditors or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the independent auditors, (c) any steps taken to deal with any such issues and (d) (to assess the auditors’ independence) all relationships between the independent auditors and the Company.

3.	Review with the independent auditors, prior to the beginning of their audit, the scope of their examination and planning and staffing of the audit.

4.	Meet with the independent auditors, without management present, and inquire as to:

•	whether there were any audit problems or difficulties encountered during their audit, including any restrictions on the scope of activities or access to requested information, and management’s response;

•	whether there were accounting or disclosure issues not resolved to their satisfaction; and

•	whether there were any other matters (including matters affecting their independence) that should be discussed with the Committee that have not been raised or covered elsewhere.

5.	Report the results of the audit to the Board and, if the Committee is satisfied with all of its reviews and discussions, recommend that the audited financial statements be included in the Annual Report on Form 10-K filed with the SEC.

6.	Obtain from the independent auditors an annual written communication that is prepared in accordance with Standard No. 1 of the Independence Standards Board delineating all relationships of the independent auditors with the Company as well as the nature and extent of the professional advisory services provided to the Company.

7.	Resolve any disagreements between the independent auditors and management.

8.	Review and evaluate the independent auditors’ qualifications, independence and performance, including a review and evaluation of the lead partner of the auditor, taking into account the opinions of Company management and personnel responsible for the Company’s internal audit function.

9.	Annually consider whether or not a change in the independent auditor is in the best interest of the Company.

B.    Interim and Annual Financial Reports

Periodically and to the extent appropriate under the circumstances:

1.	Review and discuss the Company’s interim and annual financial statements with management and the independent auditors, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

2.	Generally discuss earnings press releases, including the use of “pro forma” or “adjusted” non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. The Committee need not discuss in advance each earnings release or each instance in which the Company provides earnings guidance.

3.	Discuss with the independent auditors the results of their review of the interim financial results in accordance with Statement on Auditing Standards No. 71, such that the results are communicated:

•	prior to the filing with the SEC of the Company’s Quarterly Report on Form 10-Q; and

•	either to all members of the Committee or to the Chair of the Committee.

4.	Discuss with outside counsel and management the substance of any significant litigation, contingencies or claims that had, or may have, a significant impact on the financial statements.

5.	Obtain timely reports from the independent auditors regarding:

•	the appropriateness and consistent application of the Company’s critical accounting policies and practices;

•	all alternative treatments of financial information within generally accepted accounting principles discussed between the independent auditors and management, the ramifications of the use of such alternative treatments and the independent auditors’ preferred treatment;

•	the reasonableness of significant estimates and judgments;

•	the clarity and completeness of the Company’s financial disclosure practices;

•	any other material written communication between the auditors and management, such as any management letter or schedule of unadjusted differences; and

C.    Internal Controls

Periodically and to the extent appropriate under the circumstances:

1.	Discuss with management the adequacy and effectiveness of the Company’s internal accounting and financial controls, including those related to the security of its information systems and risk assessment and risk management.

2.	Review the independent auditors’ letter to management and ascertain that management has adequately responded to the letter.

3.	Receive quarterly reports from management on the Company’s risk exposure to floating rate debt, and review the terms and market value of all derivative instruments used to manage interest rate and other financial risks.

4.	Obtain reports from management, the Company’s senior internal auditing executive and the independent auditors that the Company and its subsidiaries are in compliance with applicable laws and regulations, as well as the Company’s Code of Business Conduct and Ethics. Review reports and disclosures of insider and affiliated party transactions.

D.    Other

1.	Pre-approve all non-audit services to be provided to the Company by the independent auditors and confirm that such services are not prohibited by law or the rules of the New York Stock Exchange and are disclosed in the Company’s SEC filings.

2.	Engage any outside advisors that the Committee determines to be necessary or appropriate and approve the compensation and other retention terms of such advisors.

3.	Establish hiring policies for employees and former employees of the independent auditors. Confirm that within the year preceding the start of each year’s audit, none of the Company’s Chief Executive Officer, Chief Financial Officer, Controller, Chief Accounting Officer or any person serving in an equivalent position for the Company was employed by the auditors or participated in any capacity in the Company’s audit.

4.	Review with management or the independent auditors changes in, or adoption of, accounting principles and reporting and auditing standards that have had, or may have, an effect on the financial statements.

5.	Periodically and to the extent appropriate under the circumstances review with management the Company’s major financial exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

6.	Periodically and to the extent appropriate under the circumstances review with management the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company’s financial statements.

7.	Investigate any other matter brought to the Committee’s attention within the scope of its duties and retain outside legal counsel and other experts for this purpose if, in the Committee’s judgment, that is appropriate.

8.	Obtain from the independent auditors assurance that it has complied with Section 10A of the Securities Exchange Act of 1934.

9.	Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters.

10.	Review and reassess the adequacy of this Charter at least annually and recommend any proposed changes to the Board for approval.

MEETINGS

The Committee shall meet at least quarterly, unless otherwise agreed. The Committee may establish its own schedule and notify the Board. The Committee shall meet separately, periodically, with management, the internal auditors (or other personnel responsible for the internal audit function) and the independent auditors.

MINUTES

The Committee will maintain written minutes of its meeting which minutes will be filed with the minutes of the meetings of the Board.

APPENDIX B

FORM OF

AGREEMENT AND PLAN OF MERGER

This Agreement and Plan of Merger (this “Agreement”), dated as of                      , 2003, is by and between United Dominion Realty Trust, Inc., a Virginia corporation (“UDRT”) and UDRT Maryland, Inc., a Maryland corporation and a wholly owned subsidiary of UDRT (“UDRT Maryland”).

WITNESSETH:

WHEREAS, UDRT is a corporation duly formed under the laws of the Commonwealth of Virginia;

WHEREAS, UDRT Maryland is a corporation duly formed under the laws of the State of Maryland; and

WHEREAS, the board of directors and shareholders of UDRT and the board of directors and sole shareholder of UDRT Maryland each deems it desirable, upon the terms and subject to the conditions of this Agreement, that UDRT be merged with and into UDRT Maryland and that UDRT Maryland be the surviving entity.

NOW, THEREFORE, the parties agree as follows:

ARTICLE I

THE MERGER

Section 1.01.    The Merger.    Upon the terms and subject to the conditions set forth in this Agreement and in accordance with the laws of the Commonwealth of Virginia and the State of Maryland, UDRT shall be merged with and into UDRT Maryland (the “Merger”). As a result of the Merger, the identity and separate existence of UDRT shall cease and UDRT Maryland, Inc. shall continue as the surviving entity of the Merger (sometimes referred to herein as the “Surviving Corporation”). In connection with the Merger, the name of UDRT Maryland, Inc. will be changed to United Dominion Realty Trust, Inc.

Section 1.02.    Effective Time.    The parties shall cause the Merger to be consummated by filing articles of merger with the State Corporation Commission of the Commonwealth of Virginia and the State Department of Assessments and Taxation of the State of Maryland, as required by, and executed in accordance with the relevant laws of the Commonwealth of Virginia and the State of Maryland, all to be effective as of the time of acceptance of the articles of merger by the State Corporation Commission of the Commonwealth of Virginia and the State Department of Assessments and Taxation of the State of Maryland (the “Effective Time”).

Section 1.03.    Effect of the Merger.    At the Effective Time, the effect of the Merger shall be as provided under the laws of the Commonwealth of Virginia and the State of Maryland. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all the rights, privileges, powers and franchises of UDRT, shall vest in the Surviving Corporation, and all debts, liabilities and duties of UDRT shall become the debts, liabilities and duties of the Surviving Corporation.

Section 1.04.    Subsequent Actions.    If, at any time after the Effective Time, the Surviving Corporation shall consider or be advised that any deeds, bills of sale, assignments, assurances or any other actions or things are necessary or desirable to continue in, vest, perfect or confirm of record or otherwise in the Surviving Corporation its right, title or interest in, to or under any of the rights, properties, privileges, franchises or assets of

B-1

UDRT acquired or to be acquired by the Surviving Corporation as a result of, or in connection with, the Merger or otherwise to carry out this Agreement, the proper officers of the Surviving Corporation shall be and hereby are directed and authorized to execute and deliver, in the name and on behalf of UDRT, all such deeds, bills of sale, assignments and assurances and to take and do, in the name and on behalf of UDRT or otherwise, all such other actions and things as may be necessary or desirable to vest, perfect or confirm any and all right, title and interest in, to and under such rights, properties, privileges, franchises or assets in the Surviving Corporation or otherwise to carry out this Agreement.

ARTICLE II

CONVERSION OF SHARES

At the Effective Time, by virtue of the Merger and without any action on the part of UDRT or UDRT Maryland, each share of the outstanding capital stock of UDRT shall be exchanged for one share of the outstanding capital stock of UDRT Maryland.

ARTICLE III

GOVERNING LAW

This Agreement shall be construed in accordance with and governed by the laws of the State of Maryland, without giving effect to principles of conflicts of laws.

IN WITNESS WHEREOF, UDRT and UDRT Maryland have each caused this Agreement to be duly executed under seal, all as of the date first above written.

United Dominion Realty Trust, Inc., a Virginia corporation

By:	[Seal]
Name:
Title:

UDRT MARYLAND, INC., a Maryland corporation

By:	[Seal]
Name:
Title:

B-2

APPENDIX C

ARTICLES OF RESTATEMENT

OF

UNITED DOMINION REALTY TRUST, INC.

FIRST, United Dominion Realty Trust, Inc., a Maryland corporation (the “Corporation”), desires to restate its Charter as currently in effect.

SECOND, the following provisions are all of the provisions of the Charter currently in effect:

ARTICLE I

INCORPORATOR

The undersigned, Warren L. Troupe, whose address is c/o Morrison & Foerster LLP, 5200 Republic Plaza, 370 17th Street, Denver, Colorado 80202, being at least 18 years of age, does hereby form a Corporation under the general laws of the State of Maryland.

ARTICLE II

NAME

The name of the Corporation is United Dominion Realty Trust, Inc. (the “Corporation”).

ARTICLE III

PURPOSES

The purposes for which the Corporation is formed are to engage in any lawful act or activity (including, without limitation or obligation, engaging in business as a real estate investment trust under the Internal Revenue Code of 1986, as amended, or any successor statute (the “Code”)) for which Corporations may be organized under the general laws of the State of Maryland as now or hereafter in force. For purposes of these Articles of Incorporation (this “Charter”), “REIT” means a real estate investment trust under Section 856 of the Code.

ARTICLE IV

PRINCIPAL OFFICE IN STATE AND RESIDENT AGENT

The address of the principal office of the Corporation in the State of Maryland is 300 E. Lombard Street, Baltimore, Maryland 21202. The name and address of the resident agent of the Corporation in the State of Maryland is The Corporation Trust Incorporated, a Maryland Corporation, 300 E. Lombard Street, Baltimore, Maryland 21202. The Corporation may have such other offices and places of business within or outside the State of Maryland as the Corporation may from time to time determine.

ARTICLE V

STOCK

Section 5.1    Authorized Shares.    The Corporation shall have authority to issue 250,000,000 shares of Common Stock having a par value of $1.00 per share (“Common Stock”) and 25,000,000 shares of preferred stock without par value (“Preferred Stock”). The aggregate par value of all authorized shares of stock having par value is $250,000,000. If shares of one class of stock are classified or reclassified into shares of another class of stock pursuant to Section 5.2(b) or Section 5.3, the number of authorized shares of the former class shall be automatically decreased and the number of shares of the latter class shall be automatically increased, in each case by the number of shares so classified or reclassified, as the case may be, so that the aggregate number of shares of all classes that the Corporation has authority to issue shall not be more than the total number of shares set forth in the first sentence of this Article V. To the extent permitted by Maryland law, the Board of Directors (“Board”), with the approval of a majority of the entire Board and without any action by the stockholders, may amend this Charter from time to time to (a) increase or decrease the aggregate number of shares of stock of the Corporation, (b) increase or decrease the number of shares of any class or series that the Corporation has authority to issue, or (c) classify or reclassify any unissued shares by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms and conditions of redemption of such shares.

Section 5.2    Common Stock.

(a)  Common Stock Subject to Terms of Preferred Stock.    The Common Stock shall be subject to the express terms of any series of Preferred Stock.

(b)  Description.    Each share of Common Stock shall entitle the holder thereof to one (1) vote per share on all matters upon which stockholders are entitled to vote. Shares of a particular class of Common Stock shall have equal dividend, distribution, liquidation and other rights, and shall have no preference, cumulative, preemptive, conversion or exchange rights except as otherwise set forth herein. The Board may classify or reclassify any unissued Common Stock from time to time in one or more classes or series of stock.

(c)  Dividend or Distribution Rights.    The Board from time to time may authorize and the Corporation may pay to stockholders such dividends or other distributions in cash or other property as the Board in its discretion may determine. The Board shall endeavor to authorize, and the Corporation may pay, such dividends and distributions as are necessary for the Corporation to qualify as a REIT under the Code; provided, however, stockholders shall have no right to any dividend or distribution unless and until authorized by the Board and declared by the Corporation. The exercise of the powers and rights of the Board pursuant to this Section 5.2 is subject to the provisions of any class or series of shares at the time outstanding. The receipt by any person in whose name any shares are registered on the records of the Corporation or by his or her duly authorized agent shall be a sufficient discharge for all dividends or distributions payable or deliverable in respect of such shares and from all liability to see to the application thereof.

(d)  Rights Upon Liquidation.    In the event of any voluntary or involuntary liquidation, dissolution or winding up, or any distribution of the assets of the Corporation, the aggregate assets available for distribution to holders of the Common Stock shall be determined in accordance with applicable law and the terms of this Charter. Each holder of Common Stock shall be entitled to receive, ratably with each other holder of Common Stock, that portion of such aggregate assets available for distribution as the number of outstanding shares of Common Stock held by such holder bears to the total number of shares of Common Stock then outstanding.

(e)  Voting Rights.    Except as may be provided otherwise in this Charter, and subject to the express terms of any series of Preferred Stock, the holders of the Common Stock shall have the exclusive right to vote on all matters (as to which a holder of Common Stock is entitled to vote pursuant to applicable law) at all meetings of the stockholders of the Corporation.

Section 5.3    Preferred Stock.    The Board is hereby expressly granted the authority to authorize from time to time the issuance of one or more series of Preferred Stock. Prior to the issuance of each such class or series, the Board, by resolution, shall fix the number of shares to be included in each series, and the designation, preferences, terms, rights, restrictions, limitations, qualifications and terms and conditions of redemption of the shares of each class or series, if any. The authority of the Board with respect to each series shall include, but not be limited to, determination of the following:

(a)  The designation of the series, which may be by distinguishing number, letter or title.

(b)  The dividend rate on the shares of the series, if any, whether any dividends shall be cumulative and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of the series.

(c)  The redemption rights, including conditions and the price or prices, if any, for shares of the series.

(d)  The terms and amounts of any sinking fund for the purchase or redemption of shares of the series.

(e)  The rights of the shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, and the relative rights of priority, if any, of payment of shares of the series.

(f)  Whether the shares of the series are convertible into shares of any other class or series or any other security of the Corporation or any other corporation or other entity, and, if so, the specification of such other class or series of such other security, the conversion price or prices or rate or rates, any adjustments thereof, the date or dates on which such shares will be convertible and all other terms and conditions upon which such conversion may be made.

(g)  Restrictions on the issuance of shares of the same series or of any other class or series.

(h)  The voting rights of the holders of shares of the series subject to the limitations contained in this Section 5.3.

(i)  Any other relative rights, preferences and limitations on that series, subject to the express provisions of any other series of Preferred Stock then outstanding.

Notwithstanding any other provision of this Charter, the Board may increase or decrease (but not below the number of shares of such series then outstanding) the number of shares, or alter the designation or classify or reclassify any unissued shares of a particular series of Preferred Stock, by fixing or altering, in one or more respects, from time to time before issuing the shares, the terms, rights, restrictions and qualifications of the shares of any such series of Preferred Stock.

Section 5.4    Series of Preferred Stock Authorized.

(a)  8.60% Series B Cumulative Redeemable Preferred Stock.

(i)  Designation and Number.    A series of the preferred stock, designated the “8.60% Series B Cumulative Redeemable Preferred Stock” (the “Series B Preferred”), is hereby established. The number of shares of the Series B Preferred shall be 6,000,000.

(ii)  Relative Seniority.    In respect of rights to receive dividends and to participate in distributions or payments in the event of any liquidation, dissolution or winding up of the Corporation, the Series B Preferred shall rank senior to the Common Stock and any other capital stock of the Corporation ranking, as to dividends and upon liquidation, junior to the Series B Preferred (collectively, for purposes of this Section 5.4(a), “Junior Stock”).

(iii)  Dividends.    The holders of the then outstanding Series B Preferred shall be entitled to receive, when and as declared by the Board out of any funds legally available therefor, cumulative preferential cash dividends at the rate of 8.60% of the liquidation preference of the Series B Preferred (equivalent to $2.15 per share) per annum, payable quarterly in arrears in cash on the last day, or the next succeeding business day, of February, May, August and November in each year, beginning August 31, 1997 (each such day being hereinafter called a “Dividend Payment Date” and each period beginning on the day next following a Dividend Payment Date and ending on the next following Dividend Payment Date being hereinafter called a “Dividend Period”), to stockholders of record at the close of business on the fifteenth day of the calendar month in which the applicable Dividend Payment Date falls on or such date as shall be fixed by the Board at the time of declaration of the dividend (the

“Dividend Record Date”), which shall be not less than 10 nor more than 30 days preceding the Dividend Payment Date. The amount of any dividend payable for the initial Dividend Period and for any partial Dividend Period shall be computed on the basis of a 360-day year consisting of twelve 30-day months. Dividends on the shares of Series B Preferred shall accrue and be cumulative from and including the date of original issue thereof, whether or not (A) the Corporation has earnings, (B) dividends on such shares are declared or (C) on any Dividend Payment Date there shall be funds legally available for the payment of such dividends. When dividends are not paid in full upon the shares of Series B Preferred and the shares of any other series of preferred stock ranking on a parity as to dividends with the Series B Preferred (or a sum sufficient for such full payment is not set apart therefor), all dividends declared upon shares of Series B Preferred and any other series of preferred stock ranking on a parity as to dividends with the Series B Preferred shall be declared pro rata so that the amount of dividends declared per share on the Series B Preferred and such other series of preferred stock shall in all cases bear to each other the same ratio that accrued dividends per share on the shares of Series B Preferred and such other series of preferred stock bear to each other.

Except as provided in the immediately preceding paragraph, unless full cumulative dividends on the Series B Preferred have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for payment on the Series B Preferred for all past dividend periods and the then current dividend period, (i) no dividends shall be declared or paid or set apart for payment on the preferred stock of the Corporation ranking, as to dividends, on a parity with or junior to the Series B Preferred for any period, and (ii) no dividends (other than in Junior Stock) shall be declared or paid or set aside for payment or other distribution or shall be declared or made upon the Junior Stock or any other capital stock of the Corporation ranking on a parity with the Series B Preferred as to dividends or upon liquidation (for purposes of this Section 5.4(a), “Parity Stock”), nor shall any Junior Stock or any Parity Stock be redeemed, purchased or otherwise acquired for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any shares of Junior Stock or Parity Stock) by the Corporation (except by conversion into or exchange for Junior Stock).

Any dividend payment made on shares of the Series B Preferred shall first be credited against the earliest accrued but unpaid dividend due with respect to such shares which remains payable.

No dividends on shares of Series B Preferred shall be declared by the Board or paid or set apart for payment by the Corporation at such time as the terms and provisions of any agreement of the Corporation, including any agreement relating to its indebtedness, prohibits such declaration, payment or setting apart for payment or provides that such declaration, payment or setting apart for payment would constitute a breach thereof or a default thereunder, or if such declaration or payment shall be restricted or prohibited by law.

The amount of any dividends accrued on any shares of Series B Preferred at any Dividend Payment Date shall be the amount of any unpaid dividends accumulated thereon, to and including such Dividend Payment Date, whether or not earned or declared, and the amount of dividends accrued on any shares of Series B Preferred at any date other than a Dividend Payment Date shall be equal to the sum of the amount of any unpaid dividends accumulated thereon, to and including the last preceding Dividend Payment Date, whether or not earned or declared, plus an amount calculated on the basis of the annual dividend rate for the period after such last preceding Dividend Payment Date to and including the date as of which the calculation is made, based on a 360-day year of twelve 30-day months.

Accrued but unpaid dividends on the Series B Preferred will not bear interest. Holders of the Series B Preferred will not be entitled to any dividends in excess of full cumulative dividends as described above.

Except as provided in this Charter, the Series B Preferred shall not be entitled to participate in the earnings or assets of the Corporation.

(iv)  Liquidation Rights.

(A)  Upon the voluntary or involuntary dissolution, liquidation or winding up of the Corporation, the holders of shares of the Series B Preferred then outstanding shall be entitled to receive and to be paid out of the assets of the Corporation legally available for distribution to its stockholders, before any distribution shall be made to the holders of Common Stock or any other capital stock of the Corporation ranking junior to the Series B Preferred upon liquidation, a liquidation preference of $25.00 per share, plus accrued and unpaid dividends thereon to the date of payment.

(B)  After the payment to the holders of the shares of the Series B Preferred of the full liquidation preference provided for in this paragraph (iv), the holders of the Series B Preferred as such shall have no right or claim to any of the remaining assets of the Corporation.

(C)  If, upon any voluntary or involuntary dissolution, liquidation or winding up of the Corporation, the amounts payable with respect to the liquidation preference of the shares of the Series B Preferred and any other shares of stock of the Corporation ranking as to any such distribution on a parity with the shares of the Series B Preferred are not paid in full, the holders of the shares of the Series B Preferred and of such other shares will share ratably in any such distribution of assets of the Corporation in proportion to the full respective liquidation preferences to which they are entitled.

(D)  Neither the sale, lease, transfer or conveyance of all or substantially all the property or business of the Corporation, nor the merger or consolidation of the Corporation into or with any other Corporation or the merger or consolidation of any other Corporation into or with the Corporation, shall be deemed to be a dissolution, liquidation or winding up, voluntary or involuntary, for the purposes of this paragraph (iv).

(v)  Redemption.

(A)  Right of Optional Redemption.    The Series B Preferred is not redeemable prior to May 29, 2007. On and after May 29, 2007, the Corporation may, at its option, redeem at any time all or, from time to time, part of the Series B Preferred at a price per share (the “Series B Redemption Price”), payable in cash, of $25.00, together with all accrued and unpaid dividends to and including the date fixed for redemption (the “Series B Redemption Date”), without interest. In case of redemption of less than all shares of Series B Preferred at the time outstanding, the shares of Series B Preferred to be redeemed shall be selected pro rata from the holders of record of such shares in proportion to the number of shares of Series B Preferred held by such holders (as nearly as may be practicable without creating fractional shares) or by any other equitable method determined by the Corporation.

(B)  Procedures for Redemption.

(1)  Notice of any redemption will be (a) given by publication in a newspaper of general circulation in the City of New York, New York, such publication to be made once a week for two successive weeks commencing not less than 30 nor more than 60 days prior to the Series B Redemption Date, and (b) mailed by the Corporation, postage prepaid, not less than 30 nor more than 60 days prior to the Series B Redemption Date, addressed to the respective holders of record of the Series B Preferred to be redeemed at their respective addresses as they appear on the stock transfer records of the Corporation. No failure to give such notice or any defect therein or in the mailing thereof shall affect the validity of the proceedings for the redemption of any Series B Preferred except as to the holder to whom the Corporation has failed to give notice or except as to the holder to whom notice was defective. In addition to any information required by law or by the applicable rules of any exchange upon which Series B Preferred may be listed or admitted to trading, such notice shall state: (a) the Series B Redemption Date; (b) the Series B Redemption Price; (c) the number of shares of Series B Preferred to be redeemed; (d) the place or places where certificates for such shares are to be surrendered for payment of the Series B Redemption Price; and (e) that dividends on the shares to be redeemed will cease to accumulate on the Series B Redemption Date. If less than all the shares of Series B Preferred held by any holder are to be redeemed, the notice mailed to such holder shall also specify the number of shares of Series B Preferred held by such holder to be redeemed.

(2)  If notice of redemption of any shares of Series B Preferred has been published and mailed in accordance with subparagraph (v)(B)(1) above and provided that on or before the Series B Redemption Date specified in such notice all funds necessary for such redemption shall have been irrevocably set aside by the Corporation, separate and apart from its other funds in trust for the benefit of any holders of the shares of Series B Preferred so called for redemption, so as to be, and to continue to be available therefor, then, from and after the Series B Redemption Date, dividends on such shares of Series B Preferred shall cease to accrue, and such shares shall no longer be deemed to be outstanding and shall not have the status of Series B Preferred and all rights of the holders thereof as stockholders of the Corporation (except the right to receive the Series B Redemption Price) shall terminate. Upon surrender, in accordance with said notice, of the certificates for any shares of Series B Preferred so redeemed (properly endorsed or assigned for transfer, if the Corporation shall so require and the notice shall so state), such shares of Series B Preferred shall be redeemed by the Corporation at the Series B Redemption Price. In case less than all the shares of Series B Preferred represented by any such certificate are redeemed, a new certificate or certificates shall be issued representing the unredeemed shares of Series B Preferred without cost to the holder thereof.

(3)  The deposit of funds with a bank or trust company for the purpose of redeeming Series B Preferred shall be irrevocable except that:

(a)  the Corporation shall be entitled to receive from such bank or trust company the interest or other earnings, if any, earned on any money so deposited in trust, and the holders of any shares redeemed shall have no claim to such interest or other earnings; and

(b)  any balance of moneys so deposited by the Corporation and unclaimed by the holders of the Series B Preferred entitled thereto at the expiration of two years from the applicable Series B Redemption Date shall be repaid, together with any interest or other earnings earned thereon, to the Corporation, and after any such repayment, the holders of the shares entitled to the funds so repaid to the Corporation shall look only to the Corporation for payment without interest or other earnings.

(C)  Limitations on Redemption.

(1)  The Series B Redemption Price (other than the portion thereof consisting of accrued and unpaid dividends) shall be payable solely out of the sale proceeds of other capital stock of the Corporation and from no other source.

(2)  Unless full cumulative dividends on all shares of Series B Preferred shall have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for payment for all past Dividend Periods and the then current Dividend Period, no Series B Preferred shall be redeemed (unless all outstanding shares of Series B Preferred are simultaneously redeemed) or purchased or otherwise acquired directly or indirectly (except by exchange for Junior Stock); provided, however, that the foregoing shall not prevent the exchange of Series B Preferred pursuant to Article VI or the purchase or acquisition of Series B Preferred pursuant to a purchase or exchange offer made on the same terms to holders of all outstanding shares of Series B Preferred.

(D)  Rights to Dividends on shares Called for Redemption.    If the Series B Redemption Date is after a Dividend Record Date and before the related Dividend Payment Date, the dividend payable on such Dividend Payment Date shall be paid to the holder in whose name the shares of Series B Preferred to be redeemed are registered at the close of business on such Dividend Record Date notwithstanding the redemption thereof between such Dividend Record Date and the related Dividend Payment Date or the Corporation’s default in the payment of the dividend due. Except as provided in this paragraph (v), the Corporation will make no payment or allowance for unpaid dividends, whether or not in arrears, on called Series B Preferred.

(vi)  Voting Rights.    Except as required by the general laws of the State of Maryland and except as otherwise provided in this paragraph (vi), the holders of the Series B Preferred shall not be entitled to vote at any meeting of the stockholders for election of directors or for any other purpose or otherwise to participate in any action taken by the Corporation or the stockholders thereof, or to receive notice of any meeting of stockholders.

(A)  Whenever dividends on any shares of Series B Preferred shall be in arrears for six or more consecutive quarterly periods, the holders of such shares of Series B Preferred (voting separately as a class with all other series of preferred stock upon which like voting rights have been conferred and are exercisable) will be entitled to vote for the election of two additional directors of the Corporation at a special meeting called by the holders of record of at least 10% of the Series B Preferred or the holders of any other series of preferred stock so in arrears (unless such request is received less than 90 days before the date fixed for the next annual or special meeting of the stockholders) or at the next annual meeting of stockholders, and at each subsequent annual meeting until all dividends accumulated on such shares of Series B Preferred for the past Dividend Periods and the then current Dividend Period shall have been fully paid or declared and a sum sufficient for the payment thereof set aside for payment. In such case, the entire Board will be increased by two directors.

(B)  So long as any shares of Series B Preferred remain outstanding, the Corporation shall not, without the affirmative vote of the holders of at least a majority of the shares of the Series B Preferred outstanding at the time, (1) authorize or create, or increase the authorized or issued amount of, any class or series of capital stock ranking prior to the Series B Preferred with respect to payment of dividends or the distribution of assets upon liquidation, dissolution or winding up or reclassify any authorized capital stock of the Corporation into any such shares, or create, authorize or issue any obligation or security convertible into or evidencing the right to purchase any such shares; or (2) amend, alter or repeal the provisions of this Charter, whether by merger, consolidation or otherwise, so as to materially and adversely affect any right, preference, privilege or voting power of the Series B Preferred or the holders thereof; provided, however, that any increase in the amount of the authorized preferred stock or the creation or issuance of any other series of preferred stock, or any increase in the amount of authorized shares of such series, in each case ranking on a parity with or junior to the Series B Preferred with respect to payment of dividends or the distribution of assets upon liquidation, dissolution or winding up, shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting powers.

(C)  The foregoing voting provisions will not apply if, at or prior to the time when the act with respect to which such vote would otherwise be required shall be effected, all outstanding shares of Series B Preferred shall have been redeemed or called for redemption upon proper notice and sufficient funds shall have been deposited in trust to effect such redemption.

(D)  So long as the Series B Preferred is listed or admitted to trading on The New York Stock Exchange, then notwithstanding anything to the contrary in this Charter, including without limitation Article VIII, approval by the holders of at least two-thirds of the outstanding shares of the Series B Preferred shall be required for adoption of any amendment of this Charter or of the Bylaws of the Corporation that would materially affect the existing terms of the Series B Preferred.

(vii)  Conversion of Series B Preferred.    The Series B Preferred is not convertible into or exchangeable for any other property or securities of the Corporation except as provided in Article VI.

(b)  Series C Junior Participating Redeemable Preferred Stock.

(i)  Designation and Number.    A series of the preferred stock, designated the “Series C Junior Participating Cumulative Redeemable Preferred Stock” (the “Series C Preferred”), is hereby established. The number of shares of the Series C Preferred shall be 1,000,000.

(ii)  Relative Seniority.    In respect of rights to receive dividends and to participate in distributions or payments in the event of any liquidation, dissolution or winding up of the Corporation, the Series C Preferred shall rank junior to the Series B Preferred and (notwithstanding anything to the contrary in Section 5.4(c)(ii)) the Series D Preferred, and senior to the Common Stock and any other capital stock of the Corporation ranking, as to dividends and upon liquidation, junior to the Series C Preferred (collectively, for purposes of this Section 5.4(b), “Junior Stock”).

(iii)  Dividends.    The holders of the then outstanding Series C Preferred shall be entitled to receive, when and as declared by the Board out of any funds legally available therefor, cumulative preferential cash dividends payable quarterly on March 31, June 30, September 30 and December 31 (each such date being referred to herein as a “Quarterly Dividend Payment Date” and each period beginning on the day next following a Quarterly Dividend Payment Date and ending on the next following Quarterly Dividend Payment Date being referred to herein as a “Dividend Period”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series C Preferred, in an amount per share (rounded to the nearest cent) equal to the greater of (A) $.01 or (B) subject to adjustment hereinafter set forth, 1,000 times the aggregate per share amount of all cash dividends, and 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions (other than dividends payable in shares of Common Stock, as constituted on the date of such payment), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series C Preferred.

In the event the Corporation shall at any time after February 4, 1998 (the “Rights Dividend Declaration Date”), (A) declare any dividend on the Common Stock payable in shares of Common Stock, (B) subdivide the outstanding Common Stock, or (C) combine the outstanding shares of Common Stock into a smaller number of shares, then in each such case the amount to which holders of shares of the Series C Preferred were entitled immediately prior to such event under clause (B) of the preceding paragraph shall be adjusted by multiplying such amount by a fraction (the “Adjustment Factor”), the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock outstanding immediately prior to such event.

The Corporation shall declare a dividend or distribution on the Series C Preferred immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend at the rate of $.01 per share on the Series C Preferred shall nevertheless be declared payable on such subsequent Quarterly Dividend Payment Date.

Dividends on the shares of Series C Preferred shall accrue and be cumulative from and including the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series C Preferred, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which event dividends on such shares shall accrue and be cumulative from and including the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series C Preferred entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall accrue and be cumulative from and including such Quarterly Dividend Payment Date, whether or not (A) the Corporation has earnings, (B) dividends on such shares are declared or (C) on any Quarterly Dividend Payment Date there shall be funds legally available for the payment of such dividends. When dividends are not paid in full upon the shares of Series C Preferred and the shares of any other series of preferred stock ranking on a parity as to dividends with the Series C Preferred (or a sum sufficient for such full payment is not set apart therefor), all dividends declared upon shares of Series C Preferred and any other series of preferred stock ranking on a parity as to dividends with the Series C Preferred shall be declared pro rata so that the amount of dividends declared per share on the Series C Preferred and such other series of preferred stock shall in all cases bear to each other the same ratio that accrued dividends per share on the shares of Series C Preferred and such other series of preferred stock bear to each other.

Except as provided in the immediately preceding paragraph, unless full cumulative dividends on the Series C Preferred have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for payment on the Series C Preferred for all past dividend periods and the then current dividend period, (A) no dividends shall be declared or paid or set apart for payment on the preferred stock of the Corporation ranking, as to dividends, on a parity with or junior to the Series C Preferred for any period, and (B) no dividends (other than in Junior Stock) shall be declared or paid or set aside for payment or other distribution or shall be declared or made upon the Junior Stock or any other capital stock of the Corporation ranking on a parity with the Series C Preferred as to dividends or upon liquidation (for purposes of this Section 5.4(b), “Parity Stock”), nor shall any Junior Stock or any Parity Stock be redeemed, purchased or otherwise acquired for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any shares of Junior Stock or Parity Stock) by the Corporation (except by conversion into or exchange for Junior Stock).

Any dividend payment made on shares of the Series C Preferred shall first be credited against the earliest accrued but unpaid dividend due with respect to such shares which remains payable.

No dividends on shares of Series C Preferred shall be declared by the Board or paid or set apart for payment by the Corporation at such time as the terms and provisions of any agreement of the Corporation, including any agreement relating to its indebtedness, prohibits such declaration, payment or setting apart for payment or provides that such declaration, payment or setting apart for payment would constitute a breach thereof or a default thereunder, or if such declaration or payment shall be restricted or prohibited by law.

Accrued but unpaid dividends on the Series C Preferred will not bear interest. Holders of the Series C Preferred will not be entitled to any dividends in excess of full cumulative dividends as described above.

Except as provided in this Charter, the Series C Preferred shall not be entitled to participate in the earnings or assets of the Corporation.

The Board may fix a record date for the determination of holders of shares of Series C Preferred entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than 30 days prior to the date fixed for the payment thereof.

(iv)  Liquidation Rights.

(A)  Upon the voluntary or involuntary dissolution, liquidation or winding up of the Corporation, the holders of shares of the Series C Preferred then outstanding shall be entitled to receive and to be paid out of the assets of the Corporation legally available for distribution to its stockholders, before any distribution shall be made to the holders of Common Stock or any other capital stock of the Corporation ranking junior to the Series C Preferred upon liquidation, a liquidation preference of $1,000.00 per share, plus accrued and unpaid dividends thereon to the date of payment (the “Series C Preferred Liquidation Preference”).

(B)  After the payment to the holders of the shares of the Series C Preferred of the full Series C Preferred Liquidation Preference, the holders of the Series C Preferred as such shall have no right or claim to any of the remaining assets of the Corporation until the holders of Common Stock shall have received an amount per share (the “Common Adjustment”) equal to the quotient obtained by dividing (1) the Series C Preferred Liquidation Preference by (2) 1,000 (as appropriately adjusted as set forth in paragraph (D) below to reflect such events as stock splits, stock dividends and recapitalizations with respect to the Common Stock) (the number determined pursuant to clause (2) being hereinafter referred to as the “Adjustment Number”). Following the payment of the full amount of the Series C Preferred Liquidation Preference in respect of all outstanding shares of Series C Preferred, the full amount of any liquidation preference payable to holders of any other shares of stock of the Corporation ranking as to any distribution upon any voluntary or involuntary dissolution, liquidation or winding up of the Corporation on a parity with the shares of the Series C Preferred and the full amount of the Common Adjustment, respectively, holders of shares of Series C Preferred, holders of such other shares and holders of shares of Common Stock shall receive their ratable and proportionate share of the remaining assets to be distributed in the ratio of the Adjustment Number to 1 with respect to such shares of Series C Preferred, such other shares and shares of Common Stock, on a per share basis, respectively.

(C)  If, upon any voluntary or involuntary dissolution, liquidation or winding up of the Corporation, the amounts payable with respect to the Series C Preferred Liquidation Preference and the liquidation preference of any other shares of stock of the Corporation ranking as to any such distribution on a parity with the shares of the Series C Preferred are not paid in full, the holders of the shares of the Series C Preferred and of such other shares will share ratably in any such distribution of assets of the Corporation in proportion to the full respective liquidation preferences to which they are entitled. In the event, however, that there are not sufficient assets available after payment in full of the Series C Preferred Liquidation Preference and such other liquidation preferences to permit payment in full of the Common Adjustment, then the remaining assets shall be distributed ratably to the holders of the Common Stock.

(D)  In the event the Corporation shall at any time after the Rights Dividend Declaration Date (1) declare any dividend on the Common Stock payable in shares of Common Stock, (2) subdivide the outstanding Common Stock, or (3) combine the outstanding shares of Common Stock into a smaller number of shares, then in each such case the Adjustment Number in effect immediately prior to such event shall be adjusted by multiplying such Adjustment Number by the Adjustment Factor.

(E)  Neither the sale, lease, transfer or conveyance of all or substantially all the property or business of the Corporation, nor the merger or consolidation of the Corporation into or with any other Corporation or the merger or consolidation of any other Corporation into or with the Corporation, shall be deemed to be a dissolution, liquidation or winding up, voluntary or involuntary, for the purposes of this paragraph (iv).

(v)  Redemption.

(A)  Right of Optional Redemption.    The outstanding shares of Series C Preferred may be redeemed at the option of the Board as a whole, but not in part, at any time, or from time to time, at a price per share (the “Series C Redemption Price”) equal to (1) 100% of the product of the Adjustment Number times the Average Market Value (as such term is hereinafter defined) of the Common Stock, plus (2) all accrued and unpaid dividends to and including the date fixed for redemption (the “Series C Redemption Date”). The “Average Market Value” is the average of the closing sale prices of a share of the Common Stock during the 30-day period immediately preceding the date before the redemption date quoted on the Composite Tape for New York Stock Exchange Listed Stocks, or, if the Common Stock is not quoted on the Composite Tape, on The New York Stock Exchange, or, if the Common Stock is not listed on such exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934, as amended, on which the Common Stock is listed, or, if the Common Stock is not listed on any such exchange, the average of the closing bid quotations with respect to a share of Common Stock during such 30-day period on The Nasdaq Stock Market, or if no such quotations are available, the fair market value of a share of Common Stock as determined by the Board in good faith.

(B)  Procedures for Redemption.

(1)  Notice of any redemption will be (a) given by publication in a newspaper of general circulation in the City of New York, New York, such publication to be made once a week for two successive weeks commencing not less than 30 nor more than 60 days prior to the Series C Redemption Date, and (b) mailed by the Corporation, postage prepaid, not less than 30 nor more than 60 days prior to the Series C Redemption Date, addressed to the respective holders of record of the Series C Preferred to be redeemed at their respective addresses as they appear on the stock transfer records of the Corporation. No failure to give such notice or any defect therein or in the mailing thereof shall affect the validity of the proceedings for the redemption of any Series C Preferred except as to the holder to whom the Corporation has failed to give notice or except as to the holder to whom notice was defective. In addition to any information required by law or by the applicable rules of any exchange upon which Series C Preferred may be listed or admitted to trading, such notice shall state: (a) the Series C Redemption Date; (b) the Series C Redemption Price; (c) the place or places where certificates for Series C Preferred are to be surrendered for payment of the Series C Redemption Price; and (d) that dividends on the Series C Preferred will cease to accumulate on the Series C Redemption Date.

(2)  If notice of redemption of the Series C Preferred has been published and mailed in accordance with subparagraph (v)(B)(1) above and provided that on or before the Series C Redemption Date specified in such notice all funds necessary for such redemption shall have been irrevocably set aside by the Corporation, separate and apart from its other funds in trust for the benefit of the holders of the Series C Preferred, so as to be, and to continue to be available therefor, then, from and after the Series C Redemption Date, dividends on the Series C Preferred shall cease to accrue, and the Series C Preferred shall no longer be deemed to be outstanding and all rights of the holders thereof as stockholders of the Corporation (except the right to receive the Series C Redemption Price) shall terminate. Upon surrender, in accordance with said notice, of the certificates for the Series C Preferred (properly endorsed or assigned for transfer, if the Corporation shall so require and the notice shall so state), the Series C Preferred shall be redeemed by the Corporation at the Series C Redemption Price.

(3)  The deposit of funds with a bank or trust company for the purpose of redeeming Series C Preferred shall be irrevocable except that:

(a)  the Corporation shall be entitled to receive from such bank or trust company the interest or other earnings, if any, earned on any money so deposited in trust, and the holders of any shares redeemed shall have no claim to such interest or other earnings; and

(b)  any balance of moneys so deposited by the Corporation and unclaimed by the holders of the Series C Preferred entitled thereto at the expiration of two years from the applicable Series C Redemption Date shall be repaid, together with any interest or other earnings earned thereon, to the Corporation, and after any such repayment, the holders of the shares entitled to the funds so repaid to the Corporation shall look only to the Corporation for payment without interest or other earnings.

(C)  Rights to Dividends on Shares Called for Redemption.    If the Series C Redemption Date is after a record date for payment of dividends on the Series C Preferred and before the related Quarterly Dividend Payment Date, the dividend payable on such Quarterly Dividend Payment Date shall be paid to the holders in whose name the shares of Series C Preferred are registered at the close of business on such record date notwithstanding the redemption thereof between such record date and the related Quarterly Dividend Payment Date or the Corporation’s default in the payment of the dividend due. Except as provided in this paragraph (v), the Corporation will make no payment or allowance for unpaid dividends, whether or not in arrears, on called Series C Preferred.

(vi)  Voting Rights.

(A)  Subject to the provision for adjustment hereinafter set forth, each share of Series C Preferred shall entitle the holder thereof to 1,000 votes on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation shall at any time after the Rights Declaration Date (1) declare any dividend on the Common Stock payable in shares of Common Stock, (2) subdivide the outstanding Common Stock, or (3) combine the outstanding shares of Common Stock into a smaller number of shares, then in each such case the number of votes per share to which holders of shares of Series C Preferred were entitled immediately prior to such event shall be adjusted by multiplying such number by the Adjustment Factor. Except as otherwise provided herein or under applicable law, the holders of shares of Series C Preferred and the holders of shares of Common Stock shall vote together as one voting group on all matters submitted to a vote of stockholders of the Corporation.

(B)  Whenever dividends on any shares of Series C Preferred shall be in arrears for six or more consecutive quarterly periods, the holders of such shares of Series C Preferred (voting separately as a class with all other series of preferred stock upon which like voting rights have been conferred and are exercisable) will be entitled to vote for the election of two additional directors of the Corporation at a special meeting called by the holders of record of at least 10% of the Series C Preferred or the holders of any other series of preferred stock so in arrears (unless such request is received less than 90 days before the date fixed for the next annual or special meeting of the stockholders) or at the next annual meeting of stockholders, and at each subsequent annual meeting until all dividends accumulated on such shares of Series C Preferred for the past Dividend Periods and the then current Dividend Period shall have been fully paid or declared and a sum sufficient for the payment thereof set aside for payment. In such case, the entire Board will be increased by two directors.

(C)  The foregoing voting provisions will not apply if, at or prior to the time when the act with respect to which such vote would otherwise be required shall be effected, all outstanding shares of Series C Preferred shall have been redeemed or called for redemption upon proper notice and sufficient funds shall have been deposited in trust to effect such redemption.

(D)  In the event that the Series C Preferred is listed or admitted to trading on The New York Stock Exchange, then notwithstanding anything to the contrary in this Charter, including without limitation Article VIII, approval by the holders of at least two-thirds of the outstanding shares of the Series C Preferred shall be required for adoption of any amendment of this Charter or of the Bylaws of the Corporation that would materially affect the existing terms of the Series C Preferred.

(vii)  Conversion of Series C Preferred.    The Series C Preferred is not convertible into or exchangeable for any other property or securities of the Corporation except as provided in Article VI.

(viii)  Consolidation, Merger, Share Exchange, etc.    In case the Corporation shall enter into any consolidation, merger, share exchange, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the shares of Series C Preferred shall at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 1,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time after the Rights Dividend Declaration Date (A) declare any dividend on the Common Stock payable in shares of Common Stock, (B) subdivide the outstanding Common Stock, or (C) combine the outstanding shares of Common Stock into a smaller number of shares, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series C Preferred shall be adjusted by multiplying such amount by the Adjustment Factor.

(ix)  Fractional Shares.    Series C Preferred may be issued in fractions of one one-thousandth of a share (and integral multiples thereof) which shall entitle the holder, in proportion to such holders’ fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series C Preferred.

(c)  Series D Cumulative Convertible Preferred Stock.

(i)  Designation and Number.    A series of the preferred stock, designated the “Series D Cumulative Convertible Redeemable Preferred Stock” (the “Series D Preferred”), is hereby established. The number of shares of the Series D Preferred shall be 8,000,000.

(ii)  Relative Seniority.    In respect of rights to receive dividends and to participate in distributions or payments in the event of any liquidation, dissolution or winding up of the Corporation, the Series D Preferred shall rank on a parity with the Series B Preferred and the Series C Preferred and any other class or series of capital stock of the Corporation not constituting Junior Stock (collectively, for purposes of this Section 5.4(c), “Parity Stock”), and senior to the Common Stock and any other class or series of capital stock of the Corporation ranking, as to dividends and upon liquidation, junior to the Series D Preferred (collectively, for purposes of this Section 5.4(c), “Junior Stock”).

(iii)  Dividends.

(A)  The holders of the then outstanding Series D Preferred shall be entitled to receive, when and as declared by the Board of any funds legally available therefor, cumulative preferential cash dividends at the rate of 7.5% of the Liquidation Preference of the Series D Preferred (equivalent to $1.875 per share) per annum (subject to adjustment as provided in subparagraph (F) of this paragraph (iii)), payable quarterly in arrears in cash on the last day, or the next succeeding Business Day, of January, April, July and October in each year, beginning February 1, 1999 (each such day being hereinafter called a “Dividend Payment Date” and each period beginning on the day next following a Dividend Payment Date and ending on the next following Dividend Payment Date being hereinafter called a “Dividend Period”), to stockholders of record at the close of business on the Friday occurring between the tenth and fifteenth days of the calendar month in which the applicable Dividend Payment Date falls on or such date as shall be fixed by the Board at the time of declaration of the dividend (the “Dividend Record Date”), which shall be not less than 10 nor more than 30 days preceding the Dividend Payment Date. The amount of any dividend payable for the initial Dividend Period and for any other partial Dividend Period shall be computed on the basis of a 360-day year consisting of twelve 30-day months. Dividends on the shares of Series D Preferred shall accrue and be cumulative from and including the date of original issue thereof (the “Issue Date”), whether or not (1) the Corporation has earnings, (2) dividends on such shares are declared or (3) on any Dividend Payment Date there shall be funds legally available for the payment of such dividends. When dividends are not paid in full upon the shares of Series D Preferred and the shares of any other series of preferred stock ranking on a parity as to dividends with the Series D Preferred (or a sum sufficient for such full payment is not set apart therefor), all dividends declared upon shares of Series D Preferred and any other series of preferred stock ranking on a parity as to dividends with the Series D Preferred shall be declared pro rata so that the amount of dividends declared per share on the Series D Preferred and such other series of preferred stock shall in all cases bear to each other the same ratio that accrued dividends per share on the shares of Series D Preferred and such other series of preferred stock bear to each other. “Business Day” shall mean any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York City, New York are authorized or required by law, regulation or executive order to close.

(B)  Except as provided in subparagraph (A) of this paragraph (iii), unless full cumulative dividends on the Series D Preferred have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for payment on the Series D Preferred for all past dividend periods and the then current dividend period, no dividends (other than in Junior Stock) shall be declared or paid or set aside for payment or other distribution or shall be declared or made upon any Parity Stock or Junior Stock, nor shall any Junior Stock or any Parity Stock be redeemed, purchased or otherwise acquired for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any shares of Junior Stock or Parity Stock) by the Corporation or any subsidiary of the Corporation (except by conversion into or exchange for Junior Stock).

(C)  Any dividend payment made on shares of the Series D Preferred shall first be credited against the earliest accrued but unpaid dividend due with respect to such shares which remains payable.

The amount of any dividends accrued on any shares of Series D Preferred at any Dividend Payment Date shall be the amount of any unpaid dividends accumulated thereon, to and including such Dividend Payment Date, whether or not earned or declared, and the amount of dividends accrued on any shares of Series D Preferred at any date other than a Dividend Payment Date shall be equal to the sum of the amount of any unpaid dividends accumulated thereon, to and including the last preceding Dividend Payment Date, whether or not earned or declared, plus an amount calculated on the basis of the annual dividend rate for the period after such last preceding Dividend Payment Date to and including the date as of which the calculation is made, based on a 360-day year of twelve 30-day months.

Accrued but unpaid dividends on the Series D Preferred will not bear interest. Holders of the Series D Preferred will not be entitled to any dividends in excess of full cumulative dividends as described above.

(D)  No dividends on shares of Series D Preferred shall be declared by the Board or paid or set apart for payment by the Corporation at such time as the terms and provisions of any agreement of the Corporation, including any agreement relating to its indebtedness, prohibits such declaration, payment or setting apart for payment or provides that such declaration, payment or setting apart for payment would constitute a breach thereof or a default thereunder, or if such declaration or payment shall be restricted or prohibited by law.

(E)  Except as provided in this Charter, the Series D Preferred shall not be entitled to participate in the earnings or assets of the Corporation.

(F)  In the event that the per share cash dividends declared on the Common stock during any Dividend Period (the “Current Common Dividend”) shall be greater or less than the per share cash dividends declared on the Common Stock during the immediately preceding Dividend Period (the “Prior Common Dividend”), then the dividend rate of the Series D Preferred (as it may have previously been adjusted pursuant to this subparagraph (F)) shall be automatically adjusted in the proportion that the Current Common Dividend bears to the Prior Common Dividend, such adjustment to be effective for the Dividend Period during which the Current Common Dividend is paid and all subsequent Dividend Periods until again adjusted in accordance with this paragraph; provided, however, that in no event shall the adjusted dividend rate of the Series D Preferred be less than 7.5% of the Liquidation Preference of the Series D Preferred per annum. No adjustment pursuant to this subparagraph (F) shall be made on account of any special Common Stock dividend or distribution declared for the purpose of assuring continued qualification of the Corporation as a “real estate investment trust” under the Code.

(iv)  Liquidation Rights.

(A)  Upon the voluntary or involuntary dissolution, liquidation or winding up of the Corporation, the holders of shares of the Series D Preferred then outstanding shall be entitled to receive and to be paid out of the assets of the Corporation legally available for distribution to its stockholders, before any distribution shall be made to the holders of Common Stock or any other capital stock of the Corporation ranking junior to the Series D Preferred upon liquidation, a liquidation preference of $25.00 per share (the “Liquidation Preference”), plus accrued and unpaid dividends thereon to the date of payment.

(B)  After the payment to the holders of the shares of the Series D Preferred of the full Liquidation Preference provided for in this paragraph (iv), the holders of the Series D Preferred as such shall have no right or claim to any of the remaining assets of the Corporation.

(C)  If, upon any voluntary or involuntary dissolution, liquidation, or winding up of the Corporation, the amounts payable with respect to the Liquidation Preference and any other shares of stock of the Corporation ranking as to any such distribution on a parity with the shares of the Series D Preferred are not paid in full, the holders of the shares of the Series D Preferred and of such other shares will share ratably in any such distribution of assets of the Corporation in proportion to the full respective liquidation preferences to which they are entitled.

(D)  Neither the sale, lease, transfer or conveyance of all or substantially all the property or business of the Corporation, nor the merger or consolidation of the Corporation into or with any other Corporation or the merger or consolidation of any other Corporation into or with the Corporation, shall be deemed to be a dissolution, liquidation or winding up, voluntary or involuntary, for the purposes of this paragraph (iv).

(v)  Redemption.

(A)  Right of Optional Redemption.    The Series D Preferred is not redeemable prior to the fifth anniversary of the Issue Date. On and after the fifth anniversary of the Issue Date, the Corporation may, at its option, redeem at any time all or, from time to time, part of the Series D Preferred at a price per share (the “Series D Redemption Price”), payable in cash, of $25.00, together with all accrued and unpaid dividends to and including the date fixed for redemption (the “Series D Redemption Date”), without interest; provided, however, that the Corporation may not redeem any Series D Preferred pursuant to this paragraph (v) unless the Current Market Price of the Common Stock on each of the 20 consecutive Trading Days immediately preceding the Series D Redemption Date shall at least equal the then current Conversion Price, as defined in paragraph (vii). “Current Market Price” of the Common Stock or any other class of capital stock or other security of the Corporation or any other issuer for any day shall mean the last reported sale price, regular way, on such day or, if no sale takes place on such day, the average of the reported closing bid and asked prices on such day, regular way, in either case as reported on the New York Stock Exchange (“NYSE”) or, if such security is not listed or admitted for trading on the NYSE, on the principal national securities exchange on which such security is listed or admitted for trading or, if not listed or admitted for trading on any national securities exchange, on the Nasdaq National Market or, if such security is not quoted on the Nasdaq National Market, the average of the closing bid and asked prices on such day in the over-the-counter market as reported by Nasdaq or, if bid and asked prices for such security on such day shall not have been reported through Nasdaq, the average of the bid and asked prices on such day as furnished by any NYSE member firm regularly making a market in such security and selected for such purpose by the Board. “Trading Day” in respect of any security shall mean any day on which such security is traded on the NYSE, or if such security is not listed or admitted for trading on the NYSE, on the principal national securities exchange on which such security is listed or admitted for trading, or if not listed or admitted for trading on any national securities exchange, on the Nasdaq National Market or, if such security is not quoted on the Nasdaq National Market, in the applicable securities market in which the security is traded.

In case of redemption of less than all shares of Series D Preferred at the time outstanding, the shares of Series D Preferred to be redeemed shall be selected pro rata from the holders of record of such shares in proportion to the number of shares of Series D Preferred held by such holders (as nearly as may be practicable without creating fractional shares) or by any other equitable method determined by the Corporation.

(B)  Procedures for Redemption.

(1)  Notice of any redemption will be mailed by the Corporation, postage prepaid, not less than 30 nor more than 60 days prior to the Series D Redemption Date, addressed to the respective holders of record of the Series D Preferred to be redeemed at their respective addresses as they appear on the stock transfer records of the Corporation. No failure to give such notice or any defect therein or in the mailing thereof shall affect the validity of the proceedings for the redemption of any Series D Preferred except as to the holder to whom the Corporation has failed to give notice or except as to the holder to whom notice was defective. In addition to any information required by law, such notice shall state: (a) the Series D

Redemption Date; (b) the Series D Redemption Price; (c) the number of shares of Series D Preferred to be redeemed; (d) the place or places where certificates for such shares are to be surrendered for payment of the Series D Redemption Price; and (e) that dividends on the shares to be redeemed will cease to accumulate on the Series D Redemption Date. If less than all the shares of Series D Preferred held by any holder are to be redeemed, the notice mailed to such holder shall also specify the number of shares of Series D Preferred held by such holder to be redeemed.

(2)  If notice of redemption of any shares of Series D Preferred has been mailed in accordance with section (1) of subparagraph (B) of this paragraph (v) above and provided that on or before the Series D Redemption Date specified in such notice all funds necessary for such redemption shall have been irrevocably set aside by the Corporation, separate and apart from its other funds in trust for the benefit of any holders of the shares of Series D Preferred so called for redemption, so as to be, and to continue to be available therefor, then, from and after the Series D Redemption Date, dividends on such shares of Series D Preferred shall cease to accrue, and such shares shall no longer be deemed to be outstanding and shall not have the status of Series D Preferred and all rights of the holders thereof as stockholders of the Corporation (except the right to receive the Series D Redemption Price) shall terminate. Upon surrender, in accordance with said notice, of the certificates for any shares of Series D Preferred so redeemed (properly endorsed or assigned for transfer, if the Corporation shall so require and the notice shall so state), such shares of Series D Preferred shall be redeemed by the Corporation at the Series D Redemption Price. In case less than all the shares of Series D Preferred represented by any such certificate are redeemed, a new certificate or certificates shall be issued representing the unredeemed shares of Series D Preferred without cost to the holder thereof.

(3)  The deposit of funds with a bank or trust company for the purpose of redeeming Series D Preferred shall be irrevocable except that:

(a)  the Corporation shall be entitled to receive from such bank or trust company the interest or other earnings, if any, earned on any money so deposited in trust, and the holders of any shares redeemed shall have no claim to such interest or other earnings; and

(b)  any balance of moneys so deposited by the Corporation and unclaimed by the holders of the Series D Preferred entitled thereto at the expiration of two years from the applicable Series D Redemption Date shall be repaid, together with any interest or other earnings earned thereon, to the Corporation, and after any such repayment, the holders of the shares entitled to the funds so repaid to the Corporation shall look only to the Corporation for payment without interest or other earnings.

(C)  Limitations on Redemption.

(1)  The Series D Redemption Price (other than the portion thereof consisting of accrued and unpaid dividends) shall be payable solely out of the sale proceeds of other capital stock of the Corporation and from no other source.

(2)  Unless full cumulative dividends on all shares of Series D Preferred shall have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for payment for all past Dividend Periods and the then current Dividend Period, no Series D Preferred shall be redeemed (unless all outstanding shares of Series D Preferred are simultaneously redeemed) or purchased or otherwise acquired directly or indirectly by the Corporation (except by exchange for Junior Stock); provided, however, that the foregoing shall not prevent the exchange of Series D Preferred pursuant to Article VI or the purchase or acquisition of Series D Preferred pursuant to a purchase or exchange offer made on the same terms to holders of all outstanding shares of Series D Preferred.

(3)  The Corporation shall not redeem in any period of 12 consecutive months a number of shares of Series D Preferred having an aggregate Liquidation Preference of more than $100,000,000, provided that this restriction shall lapse and be of no further force or effect if in any such period any holder of record of such number of shares of Series D Preferred or shares of Common Stock issued on conversion of such number of shares of Series D Preferred shall transfer beneficial ownership of such number of shares of Series D Preferred or such Common Stock, or a combination of shares of Series D Preferred and such Common Stock representing such number of shares of Series D Preferred, except (a) in a distribution of such shares of Series D Preferred and/or shares of Common Stock to the security holders of such holder of record or (b) in a bona fide pledge to a bank or other financial institution to secure obligations for borrowed money, or as margin collateral, or upon foreclosure or private sale under such pledge.

(D)  Rights to Dividends on Shares Called for Redemption.    If the Series D Redemption Date is after a Dividend Record Date and before the related Dividend Payment Date, the dividend payable on such Dividend Payment Date shall be paid to the holder in whose name the shares of Series D Preferred to be redeemed are registered at the close of business on such Dividend Record Date notwithstanding the redemption thereof between such Dividend Record Date and the related Dividend Payment Date or the Corporation’s default in the payment of the dividend due. Except as provided in this paragraph (v), the Corporation will make no payment or allowance for unpaid dividends, whether or not in arrears, on called Series D Preferred.

(vi)  Voting Rights.    Except as required by the general laws of the State of Maryland and except as otherwise provided in this paragraph (vi), the holders of the Series D Preferred shall not be entitled to vote at any meeting of the stockholders for election of directors or for any other purpose or otherwise to participate in any action taken by the Corporation or the stockholders thereof, or to receive notice of any meeting of stockholders.

(A)  Whenever dividends on any shares of Series D Preferred shall be in arrears for any Dividend Period, the holders of such shares of Series D Preferred shall have all rights to notices and voting entitlements of holders of Common Stock under the general laws of the State of Maryland and this Charter, and the Series D Preferred and the Common Stock shall be a single voting group, until all dividends accumulated on such shares of Series D Preferred for all past Dividend Periods and the then current Dividend Period shall have been fully paid or declared and a sum sufficient for the payment thereof set aside for payment.

(B)  So long as any shares of Series D Preferred remain outstanding, the Corporation shall not, without the affirmative vote of the holders of at least a majority of the shares of the Series D Preferred outstanding at the time, (i) authorize or create, or increase the authorized or issued amount of, any class or series of capital stock ranking prior to the Series D Preferred with respect to payment of dividends or the distribution of assets upon liquidation, dissolution or winding up or reclassify any authorized capital stock of the Corporation into any such shares, or create, authorize or issue any obligation or security convertible into or evidencing the right to purchase any such shares; or (ii) amend, alter or repeal the provisions of this Charter, whether by merger, consolidation or otherwise, so as to materially and adversely affect any right, preference, privilege or voting power of the Series D Preferred or the holders thereof; provided, however, that any increase in the amount of the authorized preferred stock or the creation or issuance of any other series of preferred stock, or any increase in the amount of authorized shares of such series, in each case ranking on a parity with or junior to the Series D Preferred with respect to payment of dividends or the distribution of assets upon liquidation, dissolution or winding up, shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting powers.

(C)  The foregoing voting provisions will not apply if, at or prior to the time when the act with respect to which such vote would otherwise be required shall be effected, all outstanding shares of Series D Preferred shall have been redeemed or called for redemption upon proper notice and sufficient funds shall have been deposited in trust to effect such redemption.

(vii)  Conversion of Series D Preferred.

(A)  As used in this paragraph (vii), the following terms shall have the indicated meanings:

“Adjustment Factor,” for purposes of any determination provided for in this paragraph (vii) requiring reference to the Adjustment Factor, shall equal the Conversion Price in effect on the determination date divided by $16.25.

“Conversion Price” shall mean the conversion price per share of Common Stock at which the Series D Preferred is convertible into Common Stock, as such Conversion Price may be adjusted pursuant to subparagraph (E) of this paragraph (vii). The initial Conversion Price shall be $16.25.

“Conversion Rate” shall mean the rate at which the Series D Preferred is convertible into Common Stock, as such Conversion Rate may be adjusted pursuant to subparagraph (E) of this paragraph (vii). The initial Conversion Rate shall be 1.5385 shares of Common Stock for each share of Series D Preferred.

“Fair Market Value,” in the case of any security or property not having a market value ascertainable by reference to any quotation medium or other objective source, shall mean the fair market value thereof as determined in good faith by the Board, which determination shall be final, conclusive and binding on all persons.

“Transfer Agent” shall mean Mellon Investor Services, LLC, or such other agent or agents of the Corporation as may be designated by the Board as the transfer agent for the Series D Preferred.

(B)  Subject to and upon compliance with the provisions of this paragraph (vii), a holder of shares of Series D Preferred shall have the right (the “Conversion Right”), at such holder’s option, at any time and from time to time, to convert such shares into the number of shares of fully paid and nonassessable Common Stock obtained by dividing the aggregate Liquidation Preference of such shares of Series D Preferred by the Conversion Price (as in effect at the time and on the date provided for in the last paragraph of subparagraph (C) of this paragraph (vii)) by surrendering such shares to be converted, such surrender to be made in the manner provided in subparagraph (C) of this paragraph (vii); provided, however, that the right to convert shares called for redemption pursuant to paragraph (v) shall terminate at the close of business on the Series D Redemption Date fixed for such redemption, unless the Corporation shall default in making payment of any amounts payable upon such redemption under paragraph (v).

(C)  In order to exercise the Conversion Right, the holder of each share of Series D Preferred to be converted shall surrender the certificate evidencing such share, duly endorsed or assigned to the Corporation or in blank, at the office of the Transfer Agent, accompanied by written notice to the Corporation that the holder thereof elects to convert such share of Series D Preferred. Unless the certificate or certificates for shares of Common Stock issuable on conversion are to be registered in the same name as the name in which such certificate for Series D Preferred is registered, each certificate surrendered for conversion shall be accompanied by instruments of transfer, in form satisfactory to the Corporation, duly executed by the holder or such holder’s duly authorized agent and an amount sufficient to pay any transfer or similar tax (or evidence reasonably satisfactory to the Corporation demonstrating that such taxes have been paid).

Holders of Series D Preferred at the close of business on a Dividend Record Date shall be entitled to receive the dividend payable on the corresponding Dividend Payment Date notwithstanding the conversion thereof following such Dividend Record Date and prior to such Dividend Payment Date. However, shares of Series D Preferred surrendered for conversion during the period beginning with the close of business on any Dividend Record Date and ending with the opening of business on the corresponding Dividend Payment Date (except shares converted after the issuance of a notice of redemption specifying a Series D Redemption Date occurring within such period or coinciding with such Dividend Payment Date, such shares being entitled to such dividend on the Dividend Payment Date) must be accompanied by payment of an amount equal to the dividend payable on such shares on such Dividend Payment Date. A holder of shares of Series D Preferred on a Dividend Record Date who (or whose transferee) surrenders any such shares for conversion into Common Stock after the opening of business on the corresponding Dividend Payment Date will receive the dividend payable by the Corporation on such Series D Preferred on such date, and the converting holder need not include payment of the amount of such dividend upon such surrender. The Corporation shall make further payment or allowance for, and a converting holder shall be entitled to, unpaid dividends in arrears (excluding the then-current quarter) on converted shares and for dividends on the Common Stock issued upon such conversion.

As promptly as practicable after the surrender of certificates for Series D Preferred as aforesaid, the Corporation shall issue and shall deliver at such office to such holder, or on such holder’s written order, a certificate or certificates for the number of full shares of Common Stock issuable upon the conversion of such Series D Preferred in accordance with the provisions of this paragraph (vii), and any fractional interest in respect of Common Stock arising upon such conversion shall be settled as provided in subparagraph (D) of this paragraph (vii). Each conversion shall be deemed to have been effected immediately prior to the close of business on the date on which the certificates for Series D Preferred shall have been surrendered and such notice (and if applicable, payment of an amount equal to the dividend payable on such shares) received by the Corporation as aforesaid, and the person or persons in whose name or names any certificate or certificates for Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby at such time on such date, and such conversion shall be at the Conversion Price in effect at such time and on such date, unless the share transfer books of the Corporation shall be closed on that date, in which event such person or persons shall be deemed to have become such holder or holders of record at the opening of business on the next succeeding day on which such share transfer books are open, but such conversion shall be at the Conversion Price in effect on the date on which such certificates for Series D Preferred have been surrendered and such notice received by the Corporation.

(D)  No fractional shares or scrip representing fractions of Common Stock shall be issued upon conversion of the Series D Preferred. In lieu of issuing a fractional interest in

Common Stock that would otherwise be deliverable upon the conversion of a share of Series D Preferred, the Corporation shall pay to the holder of such share an amount in cash based upon the Current Market Price of the Common Stock on the Trading Day immediately preceding the date of conversion. If more than one share of Series D Preferred shall be surrendered for conversion at one time by the same holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Series D Preferred so surrendered.

(E)  The Conversion Rate and Conversion Price shall be adjusted from time to time as follows:

(1)  If the Corporation shall after the Issue Date (a) declare and pay a dividend to holders of any class of capital stock of the Corporation payable in Common Stock, (b) subdivide its outstanding Common Stock into a greater number of shares, (c) combine its outstanding Common Stock into a smaller number of shares or (d) reclassify its Common Stock, the Conversion Rate shall be adjusted so that the holder of any Series D Preferred thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock that such holder would have owned or have been entitled to receive after the happening of any of the events described above had such shares been converted immediately prior to the record date in the case of a dividend or the effective date in the case of a subdivision, combination or reclassification. An adjustment made pursuant to this section (1) shall become effective immediately after the opening of business on the day next following the record date (except as provided in subparagraph (I) below) in the case of a dividend and shall become effective immediately after the opening of business on the day next following the effective date in the case of a subdivision, combination or reclassification. Such adjustment(s) shall be made successively whenever any of the events listed above shall occur.

(2)  If the Corporation shall issue after the Issue Date rights, options or warrants to all holders of Common Stock entitling them to subscribe for or purchase Common Stock (or securities convertible into Common Stock) at a price per share (or having a conversion price per share) less than 98% of the Current Market Price of the Common Stock determined as of the record date for the determination of stockholders entitled to receive such rights, options or warrants, then the Conversion Price shall be adjusted to equal the price determined by multiplying (a) the Conversion Price in effect immediately prior to the close of business on such record date by (b) a fraction, the numerator of which shall be the sum of (i) the number of shares of Common Stock outstanding on the close of business on such record date and (ii) the number of shares of Common Stock that could be purchased at the Current Market Price on such record date with the aggregate proceeds to the Corporation from the exercise of such rights, options or warrants (or the aggregate conversion price of the convertible securities so offered), and the denominator of which shall be the sum of (x) the number of shares of Common Stock outstanding on the close of business on such record date and (y) the number of shares of Common Stock issuable upon exercise in full of such rights, options or warrants (or into which the convertible securities so offered are convertible). Such adjustment shall become effective immediately after the opening of business on the day next following such record date (except as provided in subparagraph (I) below). In determining whether any rights, options or warrants entitle the holders of Common Stock to subscribe for or purchase Common Stock at less than 98% of the Current Market Price, there shall be taken into account any consideration received by the Corporation upon issuance and upon exercise of such rights, options or warrants, the value of such consideration, if other than cash, to be determined by the Board, whose decision shall be final, conclusive, and binding on all persons. Any adjustment(s) made pursuant to this section (2) shall be made successively whenever any of the events listed above shall occur.

(3)  If the Corporation shall after the Issue Date distribute to all holders of its Common Stock any shares of capital stock of the Corporation (other than Common Stock) or evidence of its indebtedness or assets (including securities or cash, but excluding cash dividends not exceeding in amount current or accumulated funds from operations at the date of declaration, determined on the basis of the Corporation’s most recent annual or quarterly report to stockholders at the time of the declaration of such dividends) or rights, options or warrants to subscribe for or purchase any of its securities (excluding rights, options or warrants referred to in section (2) above) (any of the foregoing being hereinafter in this section (3) called the “Securities”), then in each case the Conversion Price shall be adjusted so that it shall equal the price determined by multiplying (a) the Conversion Price in effect immediately prior to the close of business on the record date fixed for the determination of stockholders entitled to receive such distribution by (b) a fraction, the numerator of which shall be (i) the Current Market Price per share of Common Stock on such record date or, if applicable, the deemed record date described in the immediately following paragraph, less (ii) the then Fair Market Value of the Securities or assets so distributed applicable to one share of Common Stock, and the denominator of which shall be the Current Market Price per share of Common Stock on such record date or, if applicable, the record date described in the immediately following paragraph. Such adjustment shall become effective immediately at the opening of business on the Business Day next following (except as provided in subparagraph (i)) such record date.

For purposes of this section (3), distribution of a Security which is distributed not only to the holders of the Common Stock on the record date fixed for the determination of stockholders entitled to such distribution, but is also delivered with each share of Common Stock issued upon conversion of Series D Preferred after such record date, shall not require an adjustment of the Conversion Price pursuant to this section (3); provided that on the date, if any, on which such Security ceases to be deliverable with Common Stock upon conversion of Series D Preferred (other than as a result of the expiration or termination of all such Securities), a distribution of such Securities shall be deemed to have occurred, and the Conversion Price shall be adjusted as provided in this section (3) (and such date shall be deemed for purposes of this section (3) to be the “record date fixed for the determination of stockholders entitled to receive such distribution” and the “record date”).

Adjustment(s) made pursuant to this section (3) shall be made successively whenever any of the events listed above shall occur.

(4)  If after the Issue Date (i) the Corporation shall merge or consolidate with any other real estate investment trust, corporation or other business entity and shall not be the survivor in such transaction (without respect to the legal structure of the transaction), (ii) the Corporation shall transfer or sell all or substantially all of its assets other than to an affiliate or subsidiary of the Corporation or (iii) the Corporation shall liquidate and dissolve, and the consideration allocable to each share of Common Stock in any such transaction shall not have a Fair Market Value of at least $15 times the Adjustment Factor, the Conversion Price in effect at the opening of business on the date on which such transaction is consummated or effective, if greater than $15 times the Adjustment Factor, shall be adjusted effective at the opening of business on such date to equal $15 times the Adjustment Factor.

(5)  If the Current Market Price of the Common Stock on at least 20 consecutive Trading Days during the period of 36 consecutive months beginning on the second anniversary of the Issue Date is not at least $14 times the Adjustment Factor, and the Conversion Price in effect at the opening of business on the fifth anniversary of the Issue Date or the next succeeding Business Day, if such fifth anniversary is not a Business Day, is greater than $15.25 times the Adjustment Factor, the Conversion Price shall be adjusted effective at the opening of business on such fifth anniversary or the next following Business Day, if such fifth anniversary is not a Business Day, to equal $15.25 times the Adjustment Factor.

(6)  No adjustment in the Conversion Price shall be required unless such adjustment would require a cumulative increase or decrease of at least 1% in such price; provided, however, that any adjustments that by reason of this section (6) are not required to be made shall be carried forward and taken into account in any subsequent adjustment until made; and provided, further, that any adjustment shall be required and made in accordance with the provisions of this paragraph (vii) (other than this section (6)) not later than such time as may be required in order to preserve the tax-free nature of a dividend to the holders of Common Stock. Notwithstanding any other provisions of this paragraph (vii), the Corporation shall not be required to make any adjustment to the Conversion Price for the issuance of any Common Stock pursuant to any plan providing for the reinvestment of dividends or interest payable on securities of the Corporation and the investment of additional optional amounts in Common Stock under such plan. All calculations under this paragraph (vii) shall be made to the nearest cent (with $.005 being rounded upward) or to the nearest one-tenth of a share (with .05 of a share being rounded upward), as the case may be.

(F)  If the Corporation shall after the Issue Date be a party to any transaction (including without limitation a merger, consolidation, statutory share exchange, self tender offer for all or substantially all of the outstanding Common Stock, sale of all or substantially all of the Corporation’s assets, recapitalization or reclassification of capital stock, but excluding any transaction to which section (1) of subparagraph (E) of this paragraph (vii) applies) (each of the foregoing being referred to herein as a “Transaction”), in each case upon consummation of which Common Stock shall be converted into the right to receive shares, stock, securities or other property (including cash) or any combination thereof (“Transaction Consideration”), each share of Series D Preferred which is not itself converted into the right to receive Transaction Consideration in connection with such Transaction shall thereafter be convertible into the kind and amount of Transaction Consideration payable upon the consummation of such Transaction with respect to that number of shares of Common Stock into which one share of Series D Preferred was convertible immediately prior to such Transaction. The Corporation shall not be a party to any Transaction unless the terms of such Transaction are consistent with this subparagraph (F) and enable the holder of each share of Series D Preferred that remains outstanding after consummation of such Transaction to convert such share at the Conversion Price in effect immediately prior to such Transaction into the Transaction Consideration payable with respect to the number of shares of Common Stock into which such share of Series D Preferred is then convertible. The provisions of this subparagraph (F) shall similarly apply to successive Transactions.

(G)  If after the Issue Date:

(1)  the Corporation shall declare dividends on the Common Stock, excluding cash dividends not exceeding in amount current or accumulated funds from operations at the date of declaration, determined on the basis of the Corporation’s most recent annual or quarterly report to stockholders at the time of the declaration of such dividends; or

(2)  the Corporation shall authorize the granting to the holders of the Common Stock of rights, options or warrants to subscribe for or purchase any shares of any class or any other rights, options or warrants; or

(3)  there shall be any Transaction for which approval of any stockholders of the Corporation is required or self tender for all or substantially all of the outstanding Common Stock; or

(4)  there shall occur the voluntary or involuntary liquidation, dissolution or winding up of the Corporation;

then the Corporation shall cause to be filed with the Transfer Agent and shall cause to be mailed to the holders of the Series D Preferred at their addresses as shown on the share records of the Corporation, as promptly as possible, but at least 15 days prior to the earliest applicable date hereinafter specified, a notice stating (a) the record date as of which the holders of Common Stock entitled to receive such dividend or grant of rights, options or warrants are to be determined, provided, however, that no such notification need be made in respect of a record date for a dividend or grant of rights, options or warrants unless the corresponding adjustment in the Conversion Price would be an increase or decrease of at least 1%, or (b) the date on which such Transaction, self tender, liquidation, dissolution or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their Common Stock for securities or other property, if any, deliverable upon such Transaction, self tender, liquidation, dissolution or winding up. Failure to give such notice or any defect therein shall not affect the legality or validity of the proceedings described in this paragraph (vii).

(H)  Whenever the Conversion Price is adjusted as herein provided, the Corporation shall promptly file with the Transfer Agent a certificate of its chief financial or chief accounting officer setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment, which certificate shall be conclusive evidence of the correctness of such adjustment absent manifest error. Promptly after delivery of such certificate, the Corporation shall prepare a notice of such adjustment of the Conversion Price setting forth the adjusted Conversion Price and the effective date on which such adjustment becomes effective and shall mail such notice of such adjustment of the Conversion Price to the holder of each share of Series D Preferred at such holder’s last address of record.

(I)  In any case in which subparagraph (E) of this paragraph (vii) provides that an adjustment shall become effective on the date next following the record date for an event, the Corporation may defer until the occurrence of such event (1) issuing to the holder of any Series D Preferred converted after such record date and before the occurrence of such event the additional Common Stock issuable upon such conversion by reason of the adjustment required by such event over and above the Common Stock issuable upon such conversion before giving effect to such adjustment and (2) fractionalizing any share of Common Stock into which Series D Preferred is convertible and/or paying to such holder cash in lieu of such fractional interest pursuant to subparagraph (D) of this paragraph (vii).

(J)  There shall be no adjustment of the Conversion Price in case of the issuance of any shares of capital stock of the Corporation in a reorganization, acquisition or other similar transaction except as specifically set forth in this paragraph (vii).

(K)  The Corporation will at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock, for the purpose of effecting conversion of the Series D Preferred, the full number of shares of Common Stock deliverable upon the conversion of all outstanding Series D Preferred not theretofore converted. For purposes of this subparagraph (K), the number of shares of Common Stock deliverable upon the conversion of all outstanding shares of Series D Preferred shall be computed as if at the time of computation all such outstanding shares were held by a single holder.

(L)  The Corporation will pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of Common Stock or other securities or property on conversion of the Series D Preferred pursuant hereto; provided, however, that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issue or delivery of Common Stock or other securities or property in a name other than that of the holder of the Series D Preferred to be converted, and no such issue or delivery shall be made unless and until the person requesting such issue or delivery has paid to the Corporation the amount of any such tax or has established, to the reasonable satisfaction of the Corporation, that such tax has been paid.

In addition to the foregoing adjustments, the Corporation shall be entitled to make such reductions in the Conversion Price, in addition to those required herein, as it in its discretion considers to be advisable in order that any share dividends, subdivisions of shares, reclassification or combination of shares, dividend of rights, options, warrants to purchase shares or securities, or a dividend of other assets (other than cash dividends) will not be taxable or, if that is not possible, to diminish any income taxes that are otherwise payable because of such event.

(M)  Definitions.    Unless the context otherwise clearly indicates, terms defined in any subdivision of this paragraph (vii) shall have the same meanings wherever used in this paragraph (vii).

Section 5.5    Issuance of Authorized Shares.    The Board is hereby empowered to authorize from time to time the issuance or sale of shares of its stock of any class, whether now or hereafter authorized, or securities convertible into shares of its stock of any class or classes, whether now or hereafter authorized, for such consideration as may be deemed advisable by the Board and without any action by the stockholders.

Section 5.6    Classified or Reclassified Shares.    Prior to issuance of classified or reclassified shares of any class or series, the Board by resolution shall: (a) designate that class or series to distinguish it from all other classes and series of stock of the Corporation; (b) specify the number of shares to be included in the class or series; (c) set or change, subject to the provisions of Article VI and subject to the express terms of any class or series of stock outstanding at the time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each class or series; and (d) cause the Corporation to file articles supplementary with the State Department of Assessments and Taxation of Maryland (“SDAT”). Any of the terms of any class or series of stock set or changed pursuant to clause (c) of this Section 5.6 may be made dependent upon facts or events ascertainable outside this Charter (including determinations by the Board or other facts or events within the control of the Corporation) and may vary among holders thereof, provided that the manner in which such facts, events or variations shall operate upon the terms of such class or series of stock is clearly and expressly set forth in the articles supplementary filed with the SDAT.

Section 5.7    Charter and Bylaws.    All persons who acquires stock in the Corporation shall acquire the same subject to the provisions of this Charter and the Bylaws.

Section 5.8    Rights of Objecting Stockholders.    Holders of shares shall not be entitled to exercise any rights of an objecting stockholder provided for under Title 3, Subtitle 2 of the Maryland General Corporation Law unless the Board, upon the affirmative vote of a majority of the entire Board, shall determine that such rights shall apply, with respect to all or any classes or series of stock, to a particular transaction or all transactions occurring after the date of such approval in connection with which holders of such shares would otherwise be entitled to exercise such rights.

ARTICLE VI

RESTRICTIONS ON OWNERSHIP AND TRANSFER TO PRESERVE TAX BENEFIT

Section 6.1    Restrictions on Transfer; Exchange for Excess Stock.

(a)  Definitions.    The following terms shall have the following meanings:

“Beneficial Ownership” shall mean ownership of Capital Stock by a Person who would be treated as an owner of such shares of Capital Stock either directly or indirectly through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. The terms “Beneficial Owner,” “Beneficially Owns” and “Beneficially Owned” shall have correlative meanings.

“Beneficiary” shall mean a beneficiary of the Trust as determined pursuant to Section 6.2(e).

“Capital Stock” shall mean stock that is Common Stock, Excess Stock or Preferred Stock.

“Constructive Ownership” shall mean ownership of Capital Stock by a Person who would be treated as an owner of such shares of Capital Stock either directly or indirectly through the application of Section 318 of the Code, as modified by Section 856(d)(5) of the Code. The terms “Constructive Owner,” “Constructively Owns” and “Constructively Owned” shall have correlative meanings.

“Equity Stock” shall mean stock that is either Common Stock or Preferred Stock.

“Excess Stock” shall mean stock that is exchanged for Equity Stock pursuant to Section 6.1(c).

“Market Price” on any date shall mean the average of the Closing Price for the five consecutive Trading Days ending on such date. The “Closing Price” on any date shall mean the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Equity Stock is not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Equity Stock is listed or admitted to trading or, if the Equity Stock is not listed or admitted to trading on any national securities exchange, the last quoted price, or if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or, if such system is no longer in use, the principal other automated quotations system that may then be in use or, if the Equity Stock is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Equity Stock selected by the Board. “Trading Day” shall mean a day on which the principal national securities exchange on which the Equity Stock is listed or admitted to trading is open for the transaction of business or, if the Equity Stock is not listed or admitted to trading on any national securities exchange, shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

“Ownership Limit” shall mean 9.9% of the value of the outstanding Equity Stock of the Corporation.

“Person” shall mean an individual, corporation, partnership, estate, trust (including a trust qualified under Section 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity.

“Purported Beneficial Transferee” shall mean, with respect to any purported Transfer that results in Excess Stock, the purported beneficial transferee for whom the Purported Record Transferee would have acquired shares of Equity Stock if such Transfer had been valid under Section 6.1(b).

“Purported Record Transferee” shall mean, with respect to any purported Transfer that results in Excess Stock, the record holder of the Equity Stock if such Transfer had been valid under Section 6.1(b).

“Restriction Termination Date” shall mean the first day after the date hereof on which the Board and the stockholders of the Corporation determine that it is no longer in the best interests of the Corporation to attempt to, or continue to, qualify as a REIT.

“Rights” shall mean the rights granted under the Operating Partnership Properties, L.P. Partnership Agreement to the limited partners to acquire Common Stock.

“Operating Partnership Properties, L.P. Partnership Agreement” shall mean the agreement of limited partnership establishing Operating Partnership Properties, L.P., a California limited partnership.

“Transfer” shall mean any sale, transfer, gift, hypothecation, pledge, assignment, devise or other disposition of Capital Stock (including (a) the granting of any option or entering into any agreement for the sale, transfer or other disposition of Equity Stock or (b) the sale, transfer, assignment or other disposition of any securities or rights convertible into or exchangeable for Capital Stock), whether voluntary or involuntary, whether of record, constructively or beneficially and whether by operation of law or otherwise.

“Trust” shall mean the trust created pursuant to Section 6.2(a).

“Trustee” shall mean the Corporation, acting as trustee for the Trust, or any successor trustee appointed by the Corporation.

(b)  Restriction on Transfers.

(i)  Except as provided in Section 6.1(i), from the date hereof and prior to the Restriction Termination Date, no Person shall Beneficially Own or Constructively Own shares of the outstanding Equity Stock in excess of the Ownership Limit.

(ii)  Except as provided in Section 6.1(i), from the date hereof and prior to the Restriction Termination Date, any Transfer that, if effective, would result in any Person Beneficially Owning or Constructively Owning Equity Stock in excess of the Ownership Limit shall be void ab initio as to the Transfer of that number of shares of Equity Stock which would be otherwise Beneficially Owned or Constructively Owned by such Person in excess of the Ownership Limit; and the intended transferee shall acquire no rights in such excess shares of Equity Stock.

(iii)  Except as provided in Section 6.1(i), from the date hereof and prior to the Restriction Termination Date, any Transfer that, if effective, would result in the Equity Stock’s being Beneficially Owned by fewer than 100 Persons (determined without reference to any rules of attribution) shall be void ab initio as to the Transfer of that number of shares which would be otherwise Beneficially Owned or Constructively Owned by the transferee; and the intended transferee shall acquire no rights in such excess shares of Equity Stock.

(iv)  From the date hereof and prior to the Restriction Termination Date, any Transfer of shares of Equity Stock that, if effective, would result in the Corporation’s being “closely held” within the meaning of Section 856(h) of the Code shall be void ab initio as to the Transfer of that number of shares of Equity Stock which would cause the Corporation to be “closely held” within the meaning of Section 856(h) of the Code; and the intended transferee shall acquire no rights in such excess shares of Equity Stock.

(c)  Exchange for Excess Stock.

(i)  If, notwithstanding the other provisions contained in this Article VI, at any time after the date hereof and prior to the Restriction Termination Date, there is a purported Transfer or other change in the capital structure of the Corporation such that any Person would either Beneficially Own or Constructively Own Equity Stock in excess of the Ownership Limit, then, except as otherwise provided in Section 6.1(i), such shares of Equity Stock in excess of the Ownership Limit (rounded up to the nearest whole share) shall be automatically exchanged for an equal number of shares of Excess Stock. Such exchange shall be effective as of the close of business on the business day prior to the date of the Transfer or change in capital structure.

(ii)  If, notwithstanding the other provisions contained in this Article VI, at any time after the date hereof and prior to the Restriction Termination Date, there is a purported Transfer or other change in the capital structure of the Corporation which, if effective, would cause the Corporation to become “closely held” within the meaning of Section 856(h) of the Code, then the shares of Equity Stock being Transferred or which are otherwise affected by the change in capital structure and which, in either case, would cause the Corporation to be “closely held” within the meaning of Section 856(h) of the Code (rounded up to the nearest whole share) shall be automatically exchanged for an equal number of shares of Excess Stock. Such exchange shall be effective as of the close of business on the business day prior to the date of the Transfer or change in capital structure.

(d)  Remedies for Breach.    If the Board or its designees at any time determines in good faith that a Transfer has taken place in violation of Section 6.1(b) or that a Person intends to acquire or has attempted to acquire Beneficial Ownership or Constructive Ownership of any shares of Equity Stock in violation of Section 6.1(b), the Board or its designees shall take such action as it or they deem advisable to refuse to give effect to or to prevent such Transfer, including, but not limited to, refusing to give effect to such Transfer on the books of the Corporation or instituting proceedings to enjoin such Transfer; provided, however, that any Transfers or attempted Transfers in violation of Section 6.1(b) shall be void ab initio and automatically result in the exchange described in Section 6.1(c), irrespective of any action (or non-action) by the Board or its designees.

(e)  Notice of Restricted Transfer.    Any Person who acquires or attempts to acquire shares of Equity Stock in violation of Section 6.1(b), or any Person who is a transferee such that Excess Stock results under Section 6.1(c), shall immediately give written notice to the Corporation of such event and shall provide to the Corporation such other information as the Corporation may request in order to determine the effect, if any, of such Transfer or attempted Transfer on the Corporation’s status as a REIT.

(f)  Owners Required to Provide Information. From the date hereof and prior to the Restriction Termination Date:

(i)  Every Beneficial Owner or Constructive Owner of more than 5% (during any periods in which the number of such Persons exceeds 2000) or 1% (during any periods in which the number of such Persons is greater than 200 but no more than 1999), or such lower percentages as required pursuant to regulations under the Code, of the outstanding Equity Stock of the Corporation shall, within 30 days after January 1 of each year, give written notice to the Corporation stating the name and address of such Beneficial Owner or Constructive Owner, the number of shares of Equity Stock Beneficially Owned or Constructively Owned, and a description of how such shares are held. Each such Beneficial

Owner or Constructive Owner shall provide to the Corporation such additional information as the Corporation may request in order to determine the effect, if any, of such Beneficial Ownership on the Corporation’s status as a REIT and to ensure compliance with the Ownership Limit and existing holder limit.

(ii)  Each Person who is a Beneficial Owner or Constructive Owner of Equity Stock and each Person (including the stockholder of record) who is holding Equity Stock for a Beneficial Owner or Constructive Owner shall provide to the Corporation such information as the Corporation may request in order to determine the Corporation’s status as a REIT and to ensure compliance with the Ownership Limited.

(g)  Remedies Not Limited.    Nothing contained in this Article VI shall limit the authority of the Board to take such other action as it deems necessary or advisable to protect the Corporation and the interests of its stockholders by preservation of the Corporation’s status as a REIT and to ensure compliance with the Ownership Limit.

(h)  Ambiguity.    In the case of an ambiguity in the application of any of the provisions of this Section 6.1, including any definition contained in Section 6.1(a), the Board shall have the power to determine the application of the provisions of this Section 6.1 with respect to any situation based on the facts known to it.

(i)  Exception.    The Board, upon receipt of a ruling from the Internal Revenue Service or an opinion of counsel in each case to the effect that the restrictions contained in Section 6.1(b)(iii) and/or Section 6.1(b)(iv) will not be violated, may exempt (i) a Person from the Ownership Limit if such Person is not an individual for purposes of Section 542(a)(2) of the Code (as modified by Section 856(h) of the Code) or (ii) is an underwriter which participates in a public offering of the Equity Stock for a period of 90 days following the purchase by such underwriter of the Equity Stock and the Board obtains such representations and undertakings from such Person as are reasonably necessary to ascertain that no individual’s Beneficial Ownership of Equity Stock will violate the Ownership Limit and such Person agrees that any violation or attempted violation will result in such Equity Stock being exchanged for Excess Stock in accordance with Section 6.1(c) and provided that any exemption of a Person under clause (i) of this Section 6.1(i) shall not allow the Person to exceed 13.0% of the value of the outstanding Equity Stock of the Corporation.

(j)  Legend.    Each certificate for Equity Stock shall bear the following legend:

“The shares of [            ] Stock represented by this certificate are subject to restrictions on transfer for the purpose of the Corporation’s maintenance of its status as a real estate investment trust under the Internal Revenue Code of 1986, as amended (the “Code”). No Person may (1) Beneficially Own or Constructively Own shares of Equity Stock in excess of 9.9% of the value of the outstanding Equity Stock of the Corporation; or (2) Beneficially Own Equity Stock that would result in the Corporation’s being “closely held” under Section 856(h) of the Code. Any Person who attempts to Beneficially Own or Constructively Own shares of Equity Stock in excess of the above limitations must immediately notify the Corporation. All capitalized terms in this legend have the meanings defined in this Charter, as the same may be further amended from time to time, a copy of which, including the restrictions on transfer, will be sent without charge to each stockholder who so requests. If the restrictions on transfer are violated, the shares of Equity Stock represented hereby will be automatically exchanged for shares of Excess Stock which will be held in trust by the Corporation.”

Section 6.2    Excess Stock.

(a)  Ownership in Trust.    Upon any purported Transfer that results in Excess Stock pursuant to Section 6.1(c), such Excess Stock shall be deemed to have been transferred to the Corporation, as Trustee of a Trust for the exclusive benefit of such Beneficiary or Beneficiaries to whom an interest in such Excess Stock may later be transferred pursuant to Section 6.2(e). Shares of Excess Stock so held in trust shall be issued and outstanding stock of the Corporation. The Purported Record Transferee shall have no rights in such Excess Stock except the right to receive a price for its interest in the shares of Equity Stock which were exchanged for Excess Stock. The Purported Beneficial Transferee shall have no rights in such Excess Stock except as provided in Section 6.2(e).

(b)  Dividend Rights.    Excess Stock shall not be entitled to any dividends. Any dividend or distribution paid prior to the discovery by the Corporation that the shares of Equity Stock have been exchanged for Excess Stock shall be repaid to the Corporation upon demand, and any dividend or distribution declared but unpaid shall be rescinded as void ab initio with respect to such shares of Equity Stock.

(c)  Rights upon Liquidation.    In the event of any voluntary or involuntary liquidation, dissolution, or winding up of, or any distribution of the assets of, the Corporation, the shares of Excess Stock shall not be entitled to share in any portion of the assets of the Corporation. At such time as (i) the Corporation has received the necessary stockholder approval with respect to a voluntary liquidation or dissolution of the Corporation, or (ii) the Corporation has become the subject of an order of a court of competent jurisdiction compelling an involuntary liquidation or dissolution of the Corporation, such shares of Excess Stock held in Trust shall without further act be extinguished and each Purported Beneficial Transferee whose acquisition of Equity Stock resulted in the Excess Stock which has been extinguished pursuant to this Section 6.2(c) shall without further act become a creditor of the Corporation. The amount by which each such Purported Beneficial Transferee shall become a creditor of the Corporation with respect to its now-extinguished interest in the Trust (representing the number of shares of Excess Stock held by the Trust attributable to a purported Transfer that resulted in the Excess Stock) will be equal to the lesser of (i) that amount of the distributable assets of the Corporation to which such Excess Stock would be entitled if such Excess Stock were entitled to share ratably in the distributable assets of the Corporation as shares of Common Stock, or (ii) as appropriate, either (A) the price per share paid by such Purported Beneficial Transferee for the shares of Equity Stock which were exchanged for Excess Stock, or (B) if the Purported Beneficial Transferee did not give value for such shares of Equity Stock (having received such through a gift, device or otherwise), a price per share equal to the Market Price on the date of the purported Transfer that resulted in the Excess Stock. Payment to the Purported Beneficial Transferee shall be without interest and shall be due concurrently with the date of first distribution of liquidation proceeds to the holders of Equity Stock. If the Corporation causes such liquidation or dissolution to be revoked or otherwise rescinded any Excess Stock previously automatically extinguished pursuant to this Section 6.2(c) shall be automatically revived and any Purported Beneficial Transferees shall without further act cease to be creditors of the Corporation as otherwise provided above.

(d)  Voting Rights.    The holders of shares of Excess Stock shall not be entitled to vote on any matters (except as required by the general laws of the State of Maryland).

(e)  Restrictions on Transfer; Designation of Beneficiary.

(i)  Excess Stock shall not be transferable.    The Corporation may designate a Beneficiary of an interest in the Trust (representing the number of shares of Excess Stock held by the Trust attributable to a purported Transfer that resulted in the Excess Stock), if the shares of Excess Stock held in the Trust would not be Excess Stock in the hands of such Beneficiary. The Purported Beneficial Transferee may receive a price for its interest in the shares of Equity Stock which were exchanged for Excess Stock provided that the Purported Beneficial Transferee does not receive a price for such Excess Stock that exceeds (A) the price per share such Purported Beneficial Transferee paid for the Equity Stock in the purported Transfer that resulted in the Excess Stock, or (B) if the Purported Beneficial Transferee did not give value for such shares of Excess Stock (through a gift, devise or otherwise), a price per share equal to the Market Price on the date of the purported Transfer that resulted in the Excess Stock. Upon such transfer of an interest in the Trust, the corresponding shares of Excess Stock in the Trust shall be automatically exchanged for an equal number of shares of Equity Stock, and such shares of Equity Stock shall be transferred of record to the Beneficiary of the interest in the Trust designated by the Corporation as described above if such Equity Stock would not be Excess Stock in the hands of such Beneficiary.

(ii)  Notwithstanding the foregoing, if a Purported Beneficial Transferee receives a price for its interest in the shares of Equity Stock which were exchanged for Excess Stock that exceeds the amounts allowable under Section 6.2(e)(i), such Purported Beneficial Transferee shall pay, or cause to be paid, such excess to the Corporation, or, at the Corporation’s sole election, such excess shall be offset against any future dividends or distributions payable to such Purported Beneficial Transferee.

(f)  Purchase Right in Excess Stock.    Shares of Excess Stock shall be deemed to have been offered for sale to the Corporation, or its designee at a price per share equal to the lesser of (i) the price per share in the transaction that created such Excess Stock (or, in the case of devise or gift, the Market Price at the time of such devise or gift) and (ii) the Market Price on the date the Corporation, or its designee, accepts such offer. Subject to the satisfaction of any applicable requirements of the general laws of the State of Maryland, the Corporation shall have the right to accept such offer for a period of ninety days after the later of (i) the date of the Transfer that resulted in such Excess Stock and (ii) the date the Board determines in good faith that a Transfer resulting in Excess Stock has occurred, if the Corporation does not receive a notice of such Transfer pursuant to Section 6.1(e).

Section 6.3    Further Authority.    Nothing contained in this Article VI or in any other provision of this Charter shall limit the authority of the Board to take such other action as it in its sole discretion deems necessary or advisable to protect the Corporation and the interests of the stockholders by maintaining the Corporation’s eligibility to be, and preserving the Corporation’s status as, a qualified REIT under the Code.

Section 6.4    New York Stock Exchange.    Nothing in this Article VI precludes the settlement of transactions entered into through the facilities of the New York Stock Exchange. As provided in this Article VI, under certain circumstances, a Transfer of Equity Stock may result in the automatic exchange of the Equity Stock being transferred for an equal number of shares of Excess Stock.

ARTICLE VII

PROVISIONS FOR DEFINING, LIMITING AND REGULATING CERTAIN POWERS OF THE CORPORATION AND OF THE STOCKHOLDERS AND DIRECTORS

Section 7.1    Number and Term of Directors.    The business and affairs of the Corporation shall be managed by or under the direction of the Board. The Board may take any action that, in its sole judgment and discretion, is necessary or desirable to conduct the business of the Company. This Charter shall be construed with a presumption in favor of the grant of power and authority to the Board. Any construction of this Charter or determination made in good faith by the Board concerning its powers and authority hereunder shall be conclusive. The number of directors of the Corporation initially shall be ten, which number may be increased or decreased pursuant to the Bylaws, but shall never be less than the minimum number required by the Maryland General Corporation Law. The names of the initial directors are as follows: Robert P. Freeman, Jon A. Grove, James D. Klingbeil, Robert C. Larson, John P. McCann, Thomas R. Oliver, Lynne B. Sagalyn, Mark J. Sandler, Robert W. Scharar and Thomas W. Toomey. A director shall hold office until the next annual meeting of stockholders and until his or her successor is elected and qualified, subject, however, to prior death, resignation, retirement, disqualification or removal from office. Subject to the rights of the holders of any series of Preferred Stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors and any vacancies on the Board resulting from death, resignation, retirement, disqualification, removal from office or other cause shall be filled only by a majority vote of the remaining directors then in office though less than a quorum. No decrease in the number of directors constituting the Board shall cause the removal or shorten the term of any incumbent director.

Section 7.2    Removal of Directors.    Subject to the rights of one or more classes or series of Preferred Stock to elect or remove one or more directors, any director or the entire Board may be removed from office at any time, but only for cause and only at a meeting of the stockholders called for such purpose, by the affirmative vote of the holders of not less than two-thirds of the outstanding shares entitled to vote, voting as a class, in the election of directors. The notice of such meeting shall indicate that the purpose or one of the purposes of such meeting is to determine if a director should be removed.

Section 7.3    Board Powers and Determinations.    The Board shall, consistent with applicable law, have power in its sole discretion to determine whether and to what extent and at what times and places and under what conditions and regulations the books, accounts and documents of the Corporation, or any of them, will be open to the inspection of stockholders, except as otherwise provided by statute or by the Bylaws, and, except as so provided, no stockholder shall have any right to inspect any book, account or document of the Corporation unless authorized so to do by resolution of the Board. The determination as to any of the following matters, made in good faith by or pursuant to the direction of the Board consistent with this Charter and in the absence of actual receipt of an improper benefit in money, property or services or active and deliberate dishonesty established by a court, shall be final and conclusive and shall be binding upon the Corporation and every holder of shares of its stock: the amount of the net income of the Corporation for any period and the amount of assets at any time legally available for the payment of dividends, redemption of its stock or the payment of other distributions on its stock; the amount of paid-in surplus, net assets, other surplus, annual or other net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Corporation; any matters relating to the acquisition, holding and disposition of any assets by the Corporation; and any other matter relating to the business and affairs of the Corporation.

Section 7.4    Limitation of Liability and Indemnification.    To the fullest extent permitted by Maryland statutory or decisional law, as the same may from time to time be amended or interpreted, no director or officer of the Corporation shall be personally liable to the Corporation, any subsidiary thereof or any of its stockholders for money damages. The Corporation shall indemnify (a) its directors and officers, whether serving the Corporation or, at its request, any other entity, to the full extent required or permitted by the general laws of the State of Maryland now or hereafter in force, including the advancement of expenses under the procedures and to the full extent permitted by law, and (b) other employees and agents, whether serving the Corporation or, at its request, any other entity, to such extent as may be authorized by the Board or the Bylaws and as permitted by law. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such Bylaws, resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law. No amendment of this Charter or repeal of any of its provisions shall limit or eliminate the foregoing limitation of liability or right to indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.

Section 7.5    Changes in Control.    The Board shall, in connection with the exercise of its business judgment involving a Business Combination (as defined in Section 3-601 of the Maryland General Corporation Law) or any actual or proposed transaction which would or may involve a change in control of the Corporation (whether by purchases of shares of stock or any other securities of the Corporation, in the open market or otherwise, tender offer, merger, consolidation, dissolution, liquidation, sale of all or substantially all of the assets of the Corporation, proxy solicitation or otherwise), in determining what is in the best interests of the Corporation and its stockholders and in making any recommendation to its stockholders, give due consideration to all relevant factors, including, but not limited to (a) the economic effect, both immediate and long-term, upon the Corporation’s stockholders, including stockholders, if any, who do not participate in the transaction; (b) the social and economic effect on the employees, customers of, and others dealing with, the Corporation and its subsidiaries and on the communities in which the Corporation and its subsidiaries operate or are located; (c) whether the proposal is acceptable based on the historical and current operating results or financial condition of the Corporation; (d) whether a more favorable price could be obtained for the Corporation’s stock or other securities in the future; (e) the reputation and business practices of the offeror and its management and affiliates as they would affect the employees of the Corporation and its subsidiaries; (f) the future value of the stock or any other securities of the Corporation; (g) any antitrust or other legal and regulatory issues that are raised by the proposal; and (h) the business and financial condition and earnings prospects of the acquiring person or entity, including, but not limited to, debt service and other existing financial obligations, financial obligations to be incurred in connection with the acquisition, and other likely financial obligations of the acquiring person or entity. If the Board determines that any proposed Business Combination (as defined in Section 3-601 of the Maryland General Corporation Law) or actual or proposed transaction which would or may involve a change in control of the Corporation should be rejected, it may take any lawful action to defeat such transaction, including, but not limited to, any or all of the following: advising stockholders not to accept the proposal; instituting litigation against the party making the proposal; filing complaints with governmental and regulatory authorities; acquiring the stock or any of the securities of the Corporation; selling or otherwise issuing authorized but unissued stock, other securities or granting options or rights with respect thereto; acquiring a company to create an antitrust or other regulatory problem for the party making the proposal; and obtaining a more favorable offer from another individual or entity.

ARTICLE VIII

AMENDMENTS

Section 8.1    Bylaws.    The Board shall have the exclusive power to adopt, amend or repeal the Bylaws for the Corporation in accordance with the terms of the Bylaws.

Section 8.2    Charter.    The Corporation reserves the right from time to time to make any amendment now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in this Charter, of any shares of outstanding stock. All rights and powers conferred by this Charter on stockholders, directors and officers of the Corporation are granted subject to this reservation. This Charter may be amended (a) by a majority of the entire Board, without any action by the stockholders, to the extent permitted by Maryland law, (i) to change the name of the Corporation, (ii) to change the name or other designation or the par value of any class or series of stock of the Corporation and the aggregate par value of the stock of the Corporation or (iii) as contemplated by Section 5.1 of this Charter or (b) by the affirmative vote of the holders of not less than two-thirds of the shares of stock then outstanding and entitled to vote thereon.

Section 8.3    Provisions in Conflict with Law or Regulations.

(a)  The provisions of this Charter are severable, and if the Board determines that any one or more of such provisions are in conflict with the Corporation’s desire to maintain its status as a real estate investment trust under the Code, or other applicable federal or state laws, the conflicting provisions shall be deemed never to have constituted a part of this Charter, even without any amendment of this Charter pursuant to Section 8.2 hereof; provided, however, that such determination by the Board shall not affect or impair any of the remaining provisions of this Charter or render invalid or improper any action taken or omitted prior to such determination. No Director shall be liable for making or failing to make such a determination.

(b)  If any provision of this Charter or any application of such provision is held invalid or unenforceable by any federal or state court having jurisdiction, such holding shall not in any manner affect or render invalid or unenforceable such provision in any other jurisdiction, and the validity of the remaining provisions of this Charter shall not be affected. Other applications of such provision shall be affected only to the extent necessary to comply with the determination of such court.

THIRD, these Articles of Restatement as hereinabove set forth have been approved by a majority of the entire Board of Directors of the Corporation.

FOURTH, the Charter is not amended by these Articles of Restatement.

FIFTH, the current address of the principal office of the Corporation in the State of Maryland is as set forth in Article IV of these Articles of Restatement.

SIXTH, the name and address of the Corporation’s current resident agent in the State of Maryland is as set forth in Article IV of these Articles of Restatement.

SEVENTH, the number of directors of the Corporation and the names of those currently in office are as set forth in Article VII of these Articles of Restatement.

EIGHTH, the undersigned              acknowledges these Articles of Restatement to be the corporate act of the Corporation and as to all matters or facts required to be verified under oath, the undersigned              acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

IN WITNESS WHEREOF, the Corporation has caused these Articles of Restatement to be signed in its name and on its behalf by its             and attested by its Corporate Secretary on this         day of                 , 200   .

UNITED DOMINION REALTY TRUST, INC.

By:
Name:
Title:

ATTEST:
Mary Ellen Norwood, Corporate Secretary

APPENDIX D

BYLAWS

OF

UNITED DOMINION REALTY TRUST, INC.

a Maryland corporation

BYLAWS

OF

UNITED DOMINION REALTY TRUST, INC.

ARTICLE I

Offices

Section 1.1    Principal Office in Maryland and Resident Agent.

The address of the principal office of the corporation in the State of Maryland is 300 E. Lombard Street, Baltimore, Maryland 21202. The name and address of the resident agent in the State of Maryland is The Corporation Trust Incorporated, a Maryland corporation, 300 E. Lombard Street, Baltimore, Maryland 21202.

Section 1.2    Other Offices.

The corporation may also have and maintain such other offices or places of business, both within and outside the State of Maryland as the Board of Directors may from time to time determine or the business of the corporation may require.

ARTICLE II

Stockholders’ Meetings

Section 2.1    Place of Meetings.

(a)  Meetings of stockholders may be held at such place, either within or outside the State of Maryland, as may be designated by or in the manner provided in these Bylaws or, if not so designated, as determined by the Board of Directors. The Board of Directors may, in its sole discretion, determine that the meeting may not be held at any place, but may instead be held solely by means of remote communication as authorized by paragraph (b) of this Section 2.1.

(b)  If authorized by the Board of Directors in its sole discretion, and subject to such guidelines and procedures as the Board of Directors may adopt, stockholders and proxyholders not physically present at a meeting of stockholders may, by means of remote communication:

(i)  Participate in a meeting of stockholders; and

(ii)  Be deemed present in person and vote at a meeting of stockholders whether such meeting is to be held at a designated place or solely by means of remote communication, provided that the corporation (A) implements reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxyholder, (B) implements reasonable measures to provide such stockholders and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, and (C) maintains a record of any vote or action by any stockholder or proxyholder at the meeting by means of remote communication.

(c)  “Remote communication” means a conference telephone or similar communications equipment provided that all persons participating in the meeting can hear each other at the same time.

Section 2.2    Annual Meetings.

The annual meetings of the stockholders of the corporation, for the purpose of election of directors and for such other business as may lawfully come before it, shall be held on such date and at such time the Board of

Directors designates from time to time. Failure to hold an annual meeting does not invalidate the corporation’s existence or affect any otherwise valid corporate act.

Section 2.3    Special Meetings.

Special meetings of the stockholders of the corporation may be called, for any purpose or purposes, by the Chairman of the Board of Directors or the President or the Board of Directors at any time. Upon written request of any stockholder or stockholders entitled to cast at least a majority of all the votes entitled to be cast at the meeting, if such request states the purpose of the meeting and the matters proposed to be acted on at it, delivered in person or sent by registered mail to the Chairman of the Board of Directors, President or Secretary of the corporation, the Secretary shall inform the stockholders who make the request of the reasonably estimated cost of preparing and mailing a notice of the meeting and on payment of these costs to the corporation, notify each stockholder entitled to notice of the meeting. The Board of Directors has the sole power to fix the record date for determining stockholders entitled to request a special meeting of the stockholders, the record date for determining stockholders entitled to notice of and to vote at the special meeting and the date, time and place of the special meeting.

Section 2.4    Notice of Meetings.

(a)  Except as otherwise provided by law or in the Articles of Incorporation, written notice of each meeting of stockholders, specifying the place, if any, date and hour and, in the case of a special meeting or as otherwise may be required by law, purpose or purposes of the meeting, and the means of remote communication, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting, shall be given by the Secretary of the Corporation not less than ten (10) nor more than ninety (90) days before the date of the meeting to each stockholder entitled to vote thereat, directed to his or her address as it appears upon the books of the corporation. No business shall be transacted at a special meeting of stockholders except as specifically designated in the notice.

(b)  When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time, place, if any, thereof, and the means of remote communication, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting, are announced at the meeting at which the adjournment is taken unless the adjournment is for more than one hundred twenty (120) days after the original record date, or unless after the adjournment a new record date is fixed for the adjourned meeting, in which event a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

(c)  Notice of the time, place and purpose of any meeting of stockholders may be waived in writing, either before or after such meeting, and, to the extent permitted by law, will be waived by any stockholder by his or her attendance thereat, in person or by proxy. Any stockholder so waiving notice of such meeting shall be bound by the proceedings of any such meeting in all respects as if due notice thereof had been given.

(d)  Without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders given by the corporation under any provision of Maryland General Corporation Law, the Articles of Incorporation or these Bylaws shall be effective when it is (i) personally delivered to the stockholder, (ii) left at the stockholder’s residence or usual place of business, (iii) mailed to the stockholder at the stockholder’s address as it appears on the records of the corporation or (iv) if consented to by such stockholder, transmitted to the stockholder by electronic mail to any electronic mail address of the stockholder or by any other electronic means. Any such consent shall be revocable by the stockholder by written notice to the corporation. Any such consent shall be deemed revoked if (i) the corporation is unable to deliver by electronic mail or other means two consecutive notices given by the corporation in accordance with such consent, and (ii) such inability becomes known to the Secretary or an assistant secretary of the corporation or to the transfer agent or other person responsible for the giving of notice; provided, however, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action. An affidavit of the Secretary or an assistant secretary or of the transfer agent or other agent of the corporation that the notice has been given by a form of electronic mail or other means shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of these Bylaws, “electronic mail” or “electronic means” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

Section 2.5    Record Date.

For purposes of determining the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to receive payment of any dividend or other distribution or allotment of any rights, or to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may (a) fix, in advance, a record date which shall not be more than ninety (90) days prior to the date of any such meeting or the taking of such other actions; or (b) direct that the stock transfer books be closed for a period not to exceed twenty (20) days. A record date may not precede the date on which the record date is fixed. In the case of a meeting of stockholders, the record date or the closing of the transfer books shall be at least ten (10) days before the meeting. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting. Except where the Board of Directors fixes a new record date for any adjourned meeting, any stockholder who was a stockholder on the original record date shall be entitled to receive notice of and to vote at a meeting of stockholders or any adjournment thereof and to receive a dividend or allotment of rights even though he or she has since such date disposed of his or her shares, and no stockholder becoming a stockholder after such date shall be entitled to receive notice of or to vote at such meeting or any adjournment thereof or to receive such dividend or allotment of rights.

If the Board of Directors does not so fix a record date or close the stock transfer books, then:

(a)  The record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be the later of (i) at the close or business on the day on which notice is mailed or (ii) at the close of business on the thirtieth (30th) day next preceding the day on which the meeting is held.

(b)  The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto provided that the payment of a dividend or allotment of rights may not be made more than sixty (60) days after the date on which such resolution was adopted.

Section 2.6    Quorum and Voting.

(a)  At all meetings of stockholders except where otherwise provided by law, the Articles of Incorporation or these Bylaws, the presence, in person or by proxy duly authorized, of the holders of a majority of all the votes entitled to be cast at the meeting shall constitute a quorum for the transaction of business. Shares, the voting of which at said meeting have been enjoined, or which for any reason cannot be lawfully voted at such meeting, shall not be counted to determine a quorum at said meeting. In the absence of a quorum, any meeting of stockholders may be adjourned, from time to time, by vote of the holders of a majority of the shares represented thereat, but no other business shall be transacted at such meeting. At such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the original meeting.

(b)  Except as otherwise provided by law, the Articles of Incorporation or these Bylaws, a majority of all the votes cast at a meeting at which a quorum is present is sufficient to approve any matter that properly comes before the meeting, except that a plurality of all the votes cast at a meeting at which a quorum is present is sufficient to elect a director.

(c)  Except as otherwise provided by law or the Articles of Incorporation, where a separate vote by a class or classes is required, a majority of the outstanding shares of such class or classes present in person or represented by proxy shall constitute a quorum entitled to take action with respect to that vote on that matter, and the affirmative vote of the majority of shares of such class or classes present in person or represented by proxy at the meeting shall be the act of such class.

Section 2.7    Right to Vote; Proxies.

Unless the Articles of Incorporation provide for a greater or lesser number of votes per share or limit or deny voting rights, each outstanding share of stock, regardless of class, is entitled to one vote on each matter submitted to a vote at a meeting of stockholders. A stockholder may cast the votes entitled to be cast by the shares of the corporation owned of record by him or her, either in person or by proxy in any manner authorized by law, by the stockholder or by his or her duly authorized attorney in fact. Such proxy shall be filed with the Secretary before or at the time of the meeting. A stockholder may authorize another person to act as proxy by transmitting, or authorizing the transmission of, an authorization by telegram, cablegram, datagram, electronic mail or any other electronic or telephonic means to the person authorized to act as proxy or to any other person authorized to receive the proxy authorization on behalf of the person authorized to act as proxy, including a proxy solicitation firm or proxy support service organization. No proxy shall be valid after eleven (11) months from the date of its execution, unless otherwise provided in the proxy. A proxy is revocable by a stockholder at any time without condition or qualification unless the proxy states that it is irrevocable and the proxy is coupled with an interest. A proxy may be made irrevocable for so long as it is coupled with an interest. The interest with which a proxy may be coupled includes an interest in the stock to be voted under the proxy or another general interest in the corporation or its assets or liabilities.

Section 2.8    Voting of Shares by Certain Holders.

(a)  Shares registered in the name of a corporation, partnership, trust or other entity, if entitled to be voted, may be voted by the president or a vice president, a general partner or trustee thereof, as the case may be, or a proxy appointed by any of the foregoing individuals, unless some other person who has been appointed to vote such shares pursuant to a bylaw or a resolution of the governing body of such corporation or other entity or agreement of the partners of a partnership presents a certified copy of such bylaw, resolution or agreement, in which case such person may vote such shares. Any director or other fiduciary may vote shares registered in his or her name as such fiduciary, either in person or by proxy.

(b)  Shares registered in the name of a person adjudged incompetent may be voted and all rights incident thereto may be exercised only by his or her guardian, in person or by proxy. Shares registered in the name of a deceased person may be voted and all rights incident thereto may be exercised only by his or her executor or administrator, in person or by proxy. Shares registered in the name of a minor may be voted and all rights incident thereto may be exercised by his or her guardian, in person or by proxy, or in the absence of such representation by his or her guardian, by the minor, in person or by proxy, whether or not the corporation has notice, actual or constructive, of the minority or the appointment of a guardian, and whether or not a guardian has in fact been appointed.

(c)  Shares registered in the names of two or more persons shall be voted or represented in accordance with the vote or consent of the majority of the persons in whose names the shares stand. If only one such person is present in person or by proxy, he or she may vote all the shares, and all the shares standing in the names of such persons are represented for the purpose of determining a quorum. This procedure also applies to the voting of shares by two or more administrators, executors, trustees or other fiduciaries, unless the instrument or order of court appointing them otherwise directs.

(d)  Shares of the corporation directly or indirectly owned by it shall not be voted at any meeting and shall not be counted in determining the total number of outstanding shares entitled to be voted at any given time, unless they are held by it in a fiduciary capacity, in which case they may be voted and shall be counted in determining the total number of outstanding shares at any given time.

(e)  The Board of Directors may adopt by resolution a procedure by which a stockholder may certify in writing to the corporation that any shares registered in the name of the stockholder are held for the account of a specified person other than the stockholder. The resolution shall set forth: the class of stockholders who may make the certification; the purpose for which the certification may be made; the form of certification; the information to be contained in it; if the certification is with respect to a record date or closing of the stock transfer books, the time after the record date or closing of the stock transfer books within which the certification must be received by the corporation; and any other provisions with respect to the procedure which the Board of Directors considers necessary or desirable. On receipt of such certification, the person specified in the certification shall be regarded as, for the purposes set forth in the certification, the stockholder of record of the specified shares in place of the stockholder who makes the certification.

Section 2.9    Inspectors.

At any meeting of stockholders, the chairman of the meeting may appoint one or more persons as inspectors for such meeting. Such inspectors shall ascertain and report the number of shares represented at the meeting based on their determination of the validity and effect of proxies, count all votes, report the results and perform such other acts as are proper to conduct the election and voting with impartiality and fairness to all the stockholders. Each report of an inspector or inspectors shall be in writing and signed by him or by a majority of them if there is more than one inspector; the report of a majority shall be the report of the inspectors. The report of the inspector or inspectors on the number of shares represented at the meeting and the results of the voting shall be prima facie evidence thereof.

Section 2.10    Action Without Meetings.

Except as provided in the next sentence, any action required or permitted to be taken at a meeting of stockholders may be taken without a meeting if there is filed with the records of stockholders’ meetings a unanimous written consent which sets forth the action and is signed by each stockholder entitled to vote on the matter. Unless the Articles of Incorporation require otherwise, the holders of any class of stock other than common stock, entitled to vote generally in the election of directors, may take action or consent to any action by the written consent of stockholders entitled to cast not less than the minimum number of votes that would be necessary to authorize or take the action at a stockholders meeting if the corporation gives notice of the action to each stockholder not later than ten (10) days after the effective time of the action.

Section 2.11    Nominations and Proposals by Stockholders.

(a)  Annual Meetings of Stockholders.

(i)  Nominations of persons for election to the Board of Directors and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders (A) pursuant to the corporation’s notice of a meeting, (B) by or at the direction of the Board of Directors or (C) by any stockholder of the corporation who was a stockholder of record at the time of the giving of notice provided for in this Section 2.11(a) and at the time of the annual meeting, who is entitled to vote at the meeting and who complied with the notice procedures set forth in this Section 2.11(a).

(ii)  For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (C) of paragraph (a)(i) of this Section 2.11, the stockholder must have given timely notice thereof in writing to the Secretary and such nomination or other business must otherwise be a proper matter for action by stockholders. To be timely, a stockholder’s notice shall be delivered to the Secretary at the principal executive offices of the corporation not less than ninety (90) days nor more than one hundred twenty (120) days prior to the first anniversary of the date of the proxy statement released to stockholders in connection with the preceding year’s annual meeting of stockholders; provided, however, that if the date of the annual meeting is advanced by more than thirty (30) days or delayed by more than sixty (60) days from such anniversary of the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered (x) not more than one hundred twenty (120) days prior to the first anniversary of the date of the proxy statement released to stockholders in connection with the preceding year’s annual meeting nor less than ninety (90) days prior to the first anniversary of the date of the proxy statement released to stockholders in connection with the preceding year’s annual meeting or (y) not later than the close of business on the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the corporation. Such stockholder’s notice shall set forth (A) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person which is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (B) as to any other business which the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and of the beneficial owner, if any, on whose behalf the proposal is made; and (C) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, (x) the name and address of such stockholder, as they appear on the corporation’s books, and of such beneficial owner, (y) the number of shares of each class of the corporation which are owned beneficially and of record by such stockholder and such beneficial owner and (z) in the case of a nomination, (A) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (B) a representation that such stockholder intends to appear in person or by proxy at the meeting, if there is a meeting, to nominate the persons named in its notice and (C) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder.

(iii)  Notwithstanding anything in the second sentence of paragraph (a)(ii) of this Section 2.11 to the contrary, if the number of directors to be elected to the Board of Directors is increased and there is no public announcement by the corporation naming all of the nominees for director or specifying the size of the increased Board of Directors at least one hundred (100) days prior to the first anniversary of the date of the proxy statement released to stockholders in connection with the preceding year’s annual meeting of stockholders, a stockholder’s notice required by this Section 2.11(a) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it is delivered to the Secretary at the principal executive offices of the corporation not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the corporation.

(b)  Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as has been brought before the meeting pursuant to the corporation’s notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected (i) pursuant to the corporation’s notice of meeting, (ii) by or at the direction of the Board of Directors or (iii) provided that the Board of Directors has determined that directors shall or may be elected at such special meeting, by any stockholder of the corporation who was a stockholder of record both at the time of giving of notice provided for in this Section 2.11(b) and at the time of the special meeting, who is entitled to vote at the meeting and who complied with the notice procedures set forth in this Section 2.11(b). If the corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder may nominate a person or persons (as the case may be) for election to such position as specified in the corporation’s notice of meeting, if the stockholder’s notice containing the information required by paragraph (a)(ii) of this Section 2.11 is delivered to the Secretary at the principal executive offices of the corporation (A) not more than one hundred twenty (120) days prior to such special meeting nor less than ninety (90) days prior to such special meeting or (B) not later than the close of business on the tenth (10th) day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting.

(c)  General.

(i)  Only such persons who are nominated in accordance with the procedures set forth in this Section 2.11 shall be eligible to serve as directors and only such business shall be conducted at a meeting of stockholders as has been brought before the meeting in accordance with the procedures set forth in this Section 2.11. The chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed in accordance with the procedures set forth in this Section 2.11 and, if any proposed nomination or business is not in compliance with this Section 2.11, to declare that such nomination or proposal shall be disregarded.

(ii)  For purposes of this Section 2.11, “public announcement” means disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

(iii)  Notwithstanding the foregoing provisions of this Section 2.11, a stockholder shall also comply with all applicable requirements of Maryland law and of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 2.11. Nothing in this Section 2.11 shall be deemed to affect any rights of stockholders to request inclusion of, nor any rights of the corporation to omit, proposals in the corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

Section 2.12    Voting by Ballot.

If ordered by the presiding officer of any stockholder meeting, the vote upon any election or question shall be by ballot.

ARTICLE III

Directors

Section 3.1    Number and Term of Office.

The number of directors of the corporation shall not be less than one (1) nor more than twelve (12) until changed by a Bylaw amending this Section 3.1 duly adopted by the Board of Directors. The exact number of directors shall be fixed from time to time, within the limits specified in this Section 3.1, by the Board of Directors. Subject to the foregoing provisions for changing the number of directors, the number of directors of the corporation has been fixed at ten (10).

With the exception of the first Board of Directors, which shall be elected by the incorporators, and except as provided in Section 3.3, the directors shall be elected by a plurality vote of the shares represented in person or by proxy, at the stockholders annual meeting in each year and entitled to vote on the election of directors. Elected directors shall hold office until the next annual meeting and until their successors are duly elected and qualified. Directors need not be stockholders. A director may not stand for re-election if he or she has attained age seventy (70) on or before the date of the annual meeting at which directors are elected.

Section 3.2    Powers.

The powers of the corporation shall be exercised, its business conducted and its property controlled by or under the direction of the Board of Directors.

Section 3.3    Vacancies.

Vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled only by a majority of the directors then in office, although less than a quorum, or by a sole remaining director, and each director so elected shall hold office for the unexpired portion of the term of the director whose place is vacant and until his or her successor is duly elected and qualified. A vacancy in the Board of Directors shall be deemed to exist under this Section 3.3 in the case of the death, removal or resignation of any director, or if the stockholders fail at any meeting of stockholders at which directors are to be elected (including any meeting referred to in Section 3.4 below) to elect the number of directors then constituting the whole Board of Directors.

Section 3.4    Resignations and Removals.

(a)  Any director may resign at any time by delivering his or her resignation to the Secretary in writing or by electronic transmission, such resignation to specify whether it will be effective at a particular time, upon receipt by the Secretary or at the pleasure of the Board of Directors. If no such specification is made it shall be deemed effective at the pleasure of the Board of Directors. When one or more directors resigns from the Board of Directors effective at a future date, only a majority of the remaining directors then in office, even if such remaining directors do not constitute a quorum, shall have the power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations become effective, and each director so chosen shall hold office for the unexpired portion of the term of the director whose place is vacated and until his or her successor is duly elected and qualified.

(b)  At a special meeting of stockholders called for the purpose in the manner provided above, the Board of Directors or any individual director may be removed from office with cause, by the affirmative vote of at least two-thirds of all the votes entitled to be cast by the stockholders generally in the election of directors.

Section 3.5    Meetings.

(a)  The annual meeting of the Board of Directors shall be held immediately after the annual stockholders’ meeting and at the place where such meeting is held or at the place announced by the Chairman at such meeting. No notice of an annual meeting of the Board of Directors shall be necessary, and such meeting shall be held for the purpose of electing officers and transacting such other business as may lawfully come before it. The Board of Directors may provide, by resolution, the time and place, either within or outside the State of Maryland, for the holding of regular meetings of the Board of Directors without notice other than such resolution.

(b)  Special meetings of the Board of Directors may be called by or at the request of the Chairman of the Board of Directors, the Chief Executive Officer or by a majority of the members of the Board of Directors. The person or persons authorized to call special meetings of the Board of Directors may fix any place, either within or outside the State of Maryland, as the place for holding any special meeting of the Board of Directors called by them.

(c)  Written notice of the time and place of all special meetings of the Board of Directors shall be delivered personally to each director or sent by telegram or facsimile transmission or other form of electronic transmission at least twenty-four (24) hours before the start of the meeting, or sent by first class mail at least five (5) days before the date of the meeting. Notice of any meeting may be waived in writing, which shall be filed with the records of the meeting, at any time before or after the meeting and will be waived by any director by attendance thereat.

Section 3.6    Quorum and Voting.

(a)  A quorum of the Board of Directors shall consist of a majority of the exact number of directors fixed from time to time in accordance with Section 3.1; provided, however, at any meeting whether a quorum is present or otherwise, a majority of the directors present may adjourn from time to time until the time fixed for the next regular meeting of the Board of Directors, without notice other than by announcement at the meeting.

(b)  At each meeting of the Board of Directors at which a quorum is present, all questions and business shall be determined by a vote of a majority of the directors present, unless a different vote is required by law, the Articles of Incorporation or these Bylaws.

(c)  Any member of the Board of Directors, or of any committee thereof, may participate in a meeting by means of conference telephone or other communication equipment by means of which all persons participating in the meeting can hear each other at the same time, and participation in a meeting by such means shall constitute presence in person at such meeting.

(d)  The transactions of any meeting of the Board of Directors, or any committee thereof, however called or noticed, or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice if a quorum is present and if, either before or after the meeting, each of the directors not present signs a written waiver of notice, or a consent to holding such meeting, or an approval of the minutes thereof. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

Section 3.7    Action Without Meeting.

Unless otherwise restricted by the Articles of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if a unanimous written consent which sets forth the action is signed by each member of the Board of Directors or of such committee, as the case may be, filed with the minutes of proceedings of the Board of Directors or committee.

Section 3.8    Fees and Compensation.

Directors and members of committees may receive such compensation, if any, for their services, and such reimbursement for expenses, as may be fixed or determined by resolution of the Board of Directors.

Section 3.9    Presumption of Assent.

A director of the corporation who is present at a meeting of the Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless (a) such director announces his or her dissent at the meeting and (b)(i) his or her dissent is entered in the minutes of the meeting, (ii) he or she files his or her written dissent to such action with the person acting as the secretary of the meeting before the adjournment thereof or (iii) he or she forwards such dissent within twenty-four (24) hours after the meeting is adjourned, by certified mail, return receipt requested, bearing a postmark from the United States Postal Service to the secretary of the meeting or the Secretary of the corporation. Such right to dissent shall not apply to a director who voted in favor of such action or failed to make his or her dissent known at the meeting.

Section 3.10    Committees.

(a)  The Board of Directors may, by resolution passed by a majority of the whole Board of Directors, appoint an Executive Committee of one or more directors. The Executive Committee to the extent permitted by law shall have and may exercise all powers of the Board of Directors in the management of the business and affairs of the corporation, except as prohibited by law. If the Board of Directors has given general authorization for the issuance of stock providing for or establishing a method or procedure for determining the maximum number of shares to be issued, a committee of the Board of Directors, in accordance with that general authorization or any stock option or other plan or program adopted by the Board of Directors, may authorize or fix the terms of stock subject to classification or reclassification and the terms on which any stock may be issued, including all terms and conditions required or permitted to be established or authorized by the Board of Directors under Sections 2-203 and 2-208 of the Maryland General Corporation Law.

(b)  The Board of Directors may, by resolution passed by a majority of the whole Board of Directors, from time to time appoint such other committees as may be permitted or required by law. Such other committees appointed by the Board of Directors shall have such powers and perform such duties as may be prescribed by the resolution or resolutions creating such committee, but in no event shall any such committee have the powers denied to the Executive Committee in these Bylaws.

(c)  The members of all committees of the Board of Directors shall serve a term coexistent with that of the Board of Directors which appointed such committee. The Board of Directors, subject to the provisions of subsections (a) or (b) of this Section 3.10, may at any time increase or decrease the number of members of a committee or terminate the existence of a committee; provided that no committee shall consist of less than one member. The membership of a committee member shall terminate on the date of his or her death or voluntary resignation, but the Board of Directors may at any time for any reason remove any individual committee member and the Board of Directors may fill any committee vacancy created by death, resignation, removal or increase in the number of members of the committee. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee, and, in addition, in the absence or disqualification of any member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he, she or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

(d)  Unless the Board of Directors otherwise provides, regular meetings of the Executive Committee or any other committee appointed pursuant to this Section 3.10 shall be held at such times and places as are determined by the Board of Directors, or by any such committee, and when notice thereof has been given to each member of such committee, no further notice of such regular meetings need be given thereafter. Special meetings of any such committee may be held at the principal office of the corporation or at any place which has been designated from time to time by resolution of such committee or by written consent of all members thereof, and may be called by any director who is a member of such committee upon written notice to the members of such committee of the time and place of such special meeting given in the manner provided for the giving of written notice to members of the Board of Directors of the time and place of special meetings of the Board of Directors. Notice of any special meeting of any committee may be waived in writing at any time before or after the meeting and will be waived by any director by attendance thereat. A majority of the authorized number of members of any such committee shall constitute a quorum for the transaction of business, and the act of a majority of those present at any meeting at which a quorum is present shall be the act of such committee.

ARTICLE IV

Officers

Section 4.1    Officers Designated.

The Board of Directors, promptly after its election in each year, shall appoint a Chairman of the Board of Directors, a Vice Chairman of the Board of Directors and a President (all of whom shall be directors) and a Treasurer and Secretary and may appoint one or more Vice Presidents and such other officers or assistant officers as it may deem proper. Any officer may hold more than one office, except for the offices of President and Vice President. A person who holds more than one office in the corporation may not act in more than one capacity to execute, acknowledge or verify an instrument required by law to be executed, acknowledged or verified by more than one officer. Vacancies among the officers and assistant officers shall be filled by the Board of Directors.

Section 4.2    Tenure and Duties of Officers.

(a)  All officers shall hold office at the pleasure of the Board of Directors and until their successors are duly elected and qualified, unless sooner removed. Any officer elected or appointed by the Board of Directors may be removed at any time by the Board of Directors if the Board of Directors in its judgment finds that the best interests of the corporation will be served. If the office of any officer becomes vacant for any reason, the vacancy may be filled by the Board of Directors. Nothing in these Bylaws shall be construed as creating any kind of contractual right to employment with the corporation.

(b)  The Chairman of the Board of Directors when present shall preside at all meetings of the stockholders and the Board of Directors. The Chairman of the Board of Directors shall perform such other duties and have such other powers as the Board of Directors may designate from time to time.

(c)  The Vice Chairman in the absence of the Chairman of the Board of Directors shall preside at all meetings of the stockholders and at all meetings of the Board of Directors. The Vice Chairman of the Board of Directors shall perform such other duties and have such other powers as the Board of Directors may designate from time to time.

(d)  The President shall be the chief executive officer of the corporation and in the absence of the Chairman and Vice Chairman of the Board of Directors, shall preside at all meetings of the stockholders and at all meetings of the Board of Directors. The President shall perform such other duties and have such other powers as the Board of Directors may designate from time to time.

(e)  The Vice Presidents, in the order of their seniority, may assume and perform the duties of the President in the absence or disability of the President or whenever the office of the President is vacant. The Vice Presidents shall perform such other duties and have such other powers as the Board of Directors or the President may designate from time to time.

(f)  The Secretary shall attend all meetings of the stockholders and of the Board of Directors and any committee thereof, and shall record all acts and proceedings thereof in the minute book of the corporation. The Secretary shall give notice, in conformity with these Bylaws, of all meetings of the stockholders and of all meetings of the Board of Directors and any committee thereof requiring notice. The Secretary shall perform such other duties and have such other powers as the Board of Directors may designate from time to time. The President may direct any assistant secretary to assume and perform the duties of the Secretary in the absence or disability of the Secretary, and each assistant secretary shall perform such other duties and have such other powers as the Board of Directors or the President may designate from time to time.

(g)  The Treasurer shall keep or cause to be kept the books of account of the corporation in a thorough and proper manner, and shall render statements of the financial affairs of the corporation in such form and as often as required by the Board of Directors or the President. The Treasurer, subject to the order of the Board of Directors, shall have the custody of all funds and securities of the corporation. The Treasurer shall perform all other duties commonly incident to his or her office and shall perform such other duties and have such other powers as the Board of Directors or the President may designate from time to time. The President may direct any assistant treasurer to assume and perform the duties of the Treasurer in the absence or disability of the Treasurer, and each assistant treasurer shall perform such other duties and have such other powers as the Board of Directors or the President may designate from time to time.

ARTICLE V

Execution of Corporate Instruments and

Voting of Securities Owned by the Corporation

Section 5.1    Execution of Corporate Instruments.

(a)  The Board of Directors may in its discretion determine the method and designate the signatory officer or officers, or other person or persons, to execute any corporate instrument or document, or to sign the corporate name without limitation, except where otherwise provided by law, and such execution or signature shall be binding upon the corporation.

(b)  All checks and drafts drawn on banks or other depositaries on funds to the credit of the corporation or in special accounts of the corporation shall be signed by such person or persons as the Board of Directors may authorize.

(c)  Execution of any corporate instrument may be effected in such form, either manual, facsimile or electronic signature, as may be authorized by the Board of Directors.

Section 5.2    Voting of Securities Owned by Corporation.

All stock and other securities of other corporations owned or held by the corporation for itself or for other parties in any capacity shall be voted, and all proxies with respect thereto shall be executed, by the person authorized so to do by resolution of the Board of Directors or, in the absence of such authorization, by the Chairman of the Board of Directors, the President or any Vice President.

ARTICLE VI

Shares of Stock

Section 6.1    Certificates.

Each stockholder shall be entitled to a certificate or certificates which represent and certify the number of shares of each class held by him or her in the corporation; provided, however, that the Board of Directors may provide by resolution or resolutions that some or all of any class or series of shares may be uncertificated. Each certificate shall include on its face the name of the corporation, the name of the stockholder or other person to whom it is issued and the class of stock and number of shares it represents. Each certificate shall be signed by the Chairman of the Board of Directors, the President or any Vice President and countersigned by the Secretary or an assistant secretary or the Treasurer or an assistant treasurer and may be sealed with the seal, if any, of the corporation. The signatures may be either manual or facsimile. Certificates shall be consecutively numbered; and if the corporation issues several classes of shares, each class may have its own numbered series. A certificate is valid and may be issued whether or not an officer who signed it is still an officer when it is issued. A stock certificate may not be issued until the stock represented by it is fully paid. Each certificate representing shares which are restricted as to their transferability shall contain a full statement of such restriction or state that the corporation will furnish information about the restriction to the stockholder on request and without charge. Except as otherwise provided by law, the fact that a stock certificate does not contain or refer to a restriction on transferability that is adopted after the date of issuance of the stock certificate does not mean that the restriction is invalid or unenforceable. If the corporation has authority to issue shares of more than one class, the certificate shall contain on the face or back a full statement or summary of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of each class of shares which the corporation is authorized to issue and, if the corporation is authorized to issue any preferred or special class in series, the differences in the relative rights and preferences between the shares of each series to the extent they have been set and the authority of the Board of Directors to set the relative rights and preferences of subsequent series. In lieu of such statement or summary, the certificate may state that the corporation will furnish a full statement of such information to any stockholder upon request and without charge.

Section 6.2    Transfers.

Upon surrender to the corporation or the transfer agent of the corporation of a stock certificate duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, the corporation shall issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction on its books. Notwithstanding the foregoing, transfers of shares of any class will be subject in all respects to the Articles of Incorporation and all of the terms and conditions contained therein.

Section 6.3    Replacement Certificate.

The Secretary and any other officer designated by the Board of Directors may direct a new certificate to be issued in place of any certificate previously issued by the corporation alleged to have been lost, stolen or destroyed upon the making of an affidavit of that fact by the person claiming the certificate to be lost, stolen or destroyed. When authorizing the issuance of a new certificate, the Secretary or other officer designated by the Board of Directors may, in his or her discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or the owner’s legal representative to give bond, with sufficient surety, to the corporation to indemnify it against any loss or claim which may arise as a result of the issuance of a new certificate.

Section 6.4    Stock Ledger.

The corporation shall maintain at its principal office or at the office of its counsel, accountants or transfer agent, an original or duplicate stock ledger containing the name and address of each stockholder and the number of shares of each class held by such stockholder. The stock ledger may be in written form or in any other form which can be converted within a reasonable time into written form for visual inspection. The corporation shall be entitled to treat the holder of record of any share as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Share or on the part of any other person, whether or not it has express or other notice thereof, except as otherwise provided by the laws of the State of Maryland.

Section 6.5    Issuance of Units.

Notwithstanding any other provision of these Bylaws to the contrary, the Board of Directors may issue units consisting of different securities of the corporation. Any security issued in a unit shall have the same characteristics as any identical securities issued by the corporation, except that the Board of Directors may provide that, for a specified period, securities of the corporation issued in such unit may be transferred on the books of the corporation only in such unit.

Section 6.6    Fractional Share Interests or Scrip.

The corporation may, but is not obliged to, issue fractional shares of stock, eliminate a fractional interest by rounding off to a full share of stock, arrange for the disposition of a fractional interest by the person entitled to it, pay cash for the fair value of a fractional share of stock determined as of the time when the person entitled to receive it is determined, or issue scrip, or other evidence of ownership aggregating a full share for a certificate which represents the share and, unless otherwise provided, does not entitle the holder to exercise any voting rights, to receive dividends thereon or to participate in any of the assets of the corporation in the event of liquidation. The Board of Directors may impose any reasonable condition on the issuance of scrip or other evidence of ownership, and may cause such scrip or other evidence of ownership to be issued subject to the condition that it will become void if not exchanged for a certificate representing a full share of stock before a specified date or subject to the condition that the shares for which such scrip or other evidence of indebtedness are exchangeable may be sold by the corporation and the proceeds thereof distributed to the holders of such scrip or other evidence of indebtedness, or subject to a provision of forfeiture of such proceeds to the corporation if not claimed within a period of not less than three years from the date the scrip or other evidence of ownership was originally issued.

Section 6.7    Dividends.

If declared by the Board of Directors at any meeting thereof, the corporation may pay dividends on its shares in cash, property, or in shares of the capital stock of the corporation, unless such dividend is contrary to law or to a restriction contained in the Articles of Incorporation.

ARTICLE VII

Exemption From Control Share Acquisition Act

The provisions of Title 3, Subtitle 7 of the Maryland General Corporation Law (the Maryland Control Share Acquisition Act), or any successor statute, shall not apply to any acquisition by any person of shares of the corporation. This Article VII may be repealed, in whole or in part, at any time, whether before or after an acquisition of control shares and, upon such repeal, may, to the extent provided by any successor bylaw and consistent with applicable law, apply to any prior or subsequent control share acquisition.

ARTICLE VIII

Other Securities of the Corporation

Each certificate which represents any bond, note, guaranty, obligation or other corporate security (other than stock) shall be signed by the Chairman of the Board of Directors, the President or any Vice President and countersigned by the Secretary, an assistant secretary, the Treasurer or the assistant treasurer. Such certificate may be sealed with the actual corporate seal or a facsimile of it or in any other form. The signatures on the certificate may be either manual or facsimile signatures. A certificate is valid and may be issued whether or not an officer who signed it is still an officer at the time it is issued.

ARTICLE IX

Corporate Seal

The corporate seal shall be a flat-faced circular die, of which there may be any number of counterparts, with the word “SEAL” and the name of the corporation engraved thereon. Said seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise. If the corporation is required to place its corporate seal to a document, it is sufficient to meet the requirements of any law, rule or regulation relating to a corporate seal to place the word “(seal)” adjacent to the signature of the person authorized to sign the document on behalf of the corporation.

ARTICLE X

Fiscal Year

The fiscal year of the corporation shall be the twelve (12) calendar months ending December 31 in each year, unless otherwise provided by the Board of Directors.

ARTICLE XI

Indemnification

Section 11.1    Right to Indemnification.

The corporation shall indemnify its directors and officers, whether serving the corporation or, at its request, any other entity, to the full extent required or permitted by the general laws of the State of Maryland now or hereafter in force, including the advancement of expenses under the procedures and to the full extent permitted by law. The corporation may indemnify other employees and agents, whether serving the corporation or, at its request, any other entity, to such extent as may be authorized by the Board of Directors and as permitted by law. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law. No amendment of these Bylaws or repeal of any of its provisions shall limit or eliminate the foregoing right to indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.

Section 11.2    Provisions Nonexclusive.

The rights conferred on any person by this Article XI shall not be exclusive of any other rights that such person may have or hereafter acquire under any statute, provision of the Articles of Incorporation, agreement, vote of stockholders or disinterested directors, or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office. To the extent that any provision of the Articles of Incorporation, agreement or vote of the stockholders or disinterested directors is inconsistent with these Bylaws, the provision, agreement or vote shall take precedence.

Section 11.3    Authority to Insure.

The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation or who, while a director, officer, employee or agent of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust, other enterprise or employee benefit plan against any liability asserted against and incurred by such person in any such capacity or arising out of such person’s position, whether or not the corporation would have the power to indemnify against liability under the general laws of the State of Maryland.

Section 11.4    Survival of Rights.

The rights provided by this Article shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

Section 11.5    Subrogation.

In the event of payment under this Article, the corporation shall be subrogated to the extent of such payment to all of the rights of recovery of the director or officer, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the corporation effectively to bring suit to enforce such rights.

Section 11.6    No Duplication of Payments.

The corporation shall not be liable under this Article to make any payment in connection with any claim made against a director or officer to the extent the director or officer has otherwise actually received payment (under any insurance policy, agreement, vote or otherwise) of the amounts otherwise indemnifiable hereunder.

CERTIFICATE OF SECRETARY

The undersigned, Corporate Secretary of United Dominion Realty Trust, Inc., a Maryland corporation, hereby certifies that the foregoing is a full, true and correct copy of the Bylaws of said corporation.

WITNESS the signature of the undersigned this          day of                              , 20    .

Mary Ellen Norwood, Corporate Secretary

PROXY FOR 2003 ANNUAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

OF UNITED DOMINION REALTY TRUST, INC.

The undersigned shareholder of UNITED DOMINION REALTY TRUST, INC., a Virginia corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated April 4, 2003, and hereby appoints Robert C. Larson and Thomas W. Toomey, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2003 Annual Meeting of Shareholders of UNITED DOMINION REALTY TRUST, INC., to be held on Tuesday, May 6, 2003 at 4:00 p.m., local time at The Jefferson Hotel, 101 West Franklin Street, Richmond, Virginia, and any adjournment(s) thereof, and to vote all shares of common stock which the undersigned would be entitled to vote if then and there personally present on the matters set forth below.

SEE REVERSE SIDE	CONTINUED AND TO BE MARKED, DATED AND SIGNED ON OTHER SIDE	SEE REVERSE SIDE

Address Change/Comments (Mark the corresponding box on the reverse side)

é FOLD AND DETACH HERE é

YOUR VOTE IS IMPORTANT!

You can vote one of three ways:

1. Call toll free 1-800-435-6710 on a touch-tone telephone and follow the instructions given. There is NO CHARGE to you for this call.

or

2. Vote by Internet at our Internet Address: http://www.eproxy.com/udr

or

3. Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

PLEASE VOTE

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AND FOR ITEMS 2, 3 AND 4.

The Board of Directors recommends a vote in favor of Items 1, 2, 3 and 4.

1.	Election of directors.

Nominees:	(01) Robert P. Freeman; (02) Jon A. Grove;
(03) James D. Klingbeil; (04) Robert C. Larson; (05) John P. McCann;
(06) Thomas R. Oliver; (07) Lynne B. Sagalyn; (08) Mark J. Sandler;
(09) Robert W. Scharar; and (10) Thomas W. Toomey

FOR ALL NOMINEES LISTED ABOVE	☐	☐	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED ABOVE	☐	FOR ALL EXCEPT (see instruction below)

(INSTRUCTION: To withhold authority to vote for any individual nominee, mark “FOR ALL EXCEPT” and write that nominee’s name in the space provided below.)

Please mark here for address change or comments. ☐    SEE REVERSE SIDE

2.	Proposal to change our state of incorporation from Virginia to Maryland, including approval of the plan of merger, the Maryland charter and the Maryland bylaws attached to the proxy statement as Appendix B, C and D, respectively.

☐ FOR    ☐ AGAINST    ☐ ABSTAIN

3.	Proposal to approve the Series B Out-Performance Program.

☐ FOR    ☐ AGAINST    ☐ ABSTAIN

4.	Proposal to ratify the selection of Ernst & Young LLP to serve as our independent auditors for the year ending December 31, 2003.

☐ FOR    ☐ AGAINST    ☐ ABSTAIN

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments of the meeting.

Please mark this box if you plan to attend the Annual Meeting	☐

If you have Internet access, please consider the following:

“By checking the box to the right, I consent to future access of the annual reports, proxy statements, prospectuses and other communications electronically via the Internet. I understand that the Company may no longer distribute printed materials to me from any future shareholder meeting until such consent is revoked. I understand that I may revoke my consent at any time by contacting the Company’s transfer agent, Mellon Investor Services LLC, Ridgefield Park, New Jersey and that costs normally associated with electronic access, such as usage and telephone charges will be my responsibility.”

☐

Signature:	Date:	Signature:	Date:

This Proxy should be marked, dated and signed by the shareholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.

^ FOLD AND DETACH HERE ^

Vote by Internet or Telephone or Mail

27 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 4 p.m. Eastern Time the business day prior to the annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked,

signed and returned your proxy card.

Internet

http://www.eproxy.com/udr

Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site. You will be prompted to enter your control number, located in the box below, to create and submit an electronic ballot.

OR

Telephone

1-800-435-6710

Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter your control number, located in the box below, and then follow the directions given.

OR

Mail

Mark, sign and date

your proxy card

and

return it in the

enclosed postage-paid

envelope.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.